united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number:	811-23373

Exchange Place Advisors Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

Stacy H. Louizos, Esq.

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

(212) 885-5147

Registrant’s telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2024

Item 1. Reports to Stockholders.

(a)

Fort Pitt Capital Total Return Fund

 (FPCGX)

Annual Shareholder Report - October 31, 2024

Fund Overview

This annual shareholder report contains important information about Fort Pitt Capital Total Return Fund for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.fortpittcapitalfunds.com/. You can also request this information by contacting us at 800-471-5827.

This report describes material fund changes to the Fund that occurred during the period in the MATERIAL FUND CHANGES section of this report.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fort Pitt Capital Total Return Fund	$119	1.00%

How did the Fund perform in the past 12 months and what affected its performance?

The Fort Pitt Capital Total Return Fund (FPCGX) returned 38.26% for the 12 months ended October 31, 2024. This compares with a total return of 38.02% for the S&P 500® Index (“S&P 500”) for the same period.

Equity markets have been well supported by solid economic growth, healthy labor market conditions, strong corporate earnings growth, and the long-awaited start to the Federal Reserve’s interest rate policy easing cycle.

The Fund’s outperformance for the calendar year was primarily driven by the significant allocation to semiconductor stocks with Coherent Corp and Broadcom the top performers. Exposure to alternative asset managers, Apollo and Blackstone, also benefited relative performance results.

The biggest detractors included Lululemon Athletica in Consumer Discretionary, Devon Energy, Bristol-Myers Squibb within Healthcare, and Keysight Technologies in the Information Technology sector.

The contributors/detractors listed above do not represent all securities purchased or sold during the period. To obtain a list showing the contribution of each holding to overall performance and the calculation methodology, please call 412-921-1822.

Average Annual Total Returns

	1 Year	5 Years	10 Years
Fort Pitt Capital Total Return Fund	38.26%	10.54%	10.23%
S&P 500® Index	38.02%	15.27%	13.00%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund is the successor to the Fort Pitt Capital Total Return Fund, a series of Advisors Series Trust (the "Predecessor Fund"), which commenced operations on December 31, 2001. The Fund's performance for periods prior to June 28, 2024 is that of the Predecessor Fund.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Fort Pitt Capital Total Return Fund
S&P 500® Index
$40,000
$30,000
$20,000
$10,000
$0
$33,950
$26,487
Oct-2014
Oct-2015
Oct-2016
Oct-2017
Oct-2018
Oct-2019
Oct-2020
Oct-2021
Oct-2022
Oct-2023
Oct-2024

	Fort Pitt Capital Total Return Fund	S&P 500® Index
Oct-2014	$10,000	$10,000
Oct-2015	$10,128	$10,520
Oct-2016	$10,733	$10,994
Oct-2017	$13,650	$13,593
Oct-2018	$14,130	$14,591
Oct-2019	$16,052	$16,681
Oct-2020	$15,930	$18,301
Oct-2021	$22,143	$26,155
Oct-2022	$18,408	$22,334
Oct-2023	$19,158	$24,599
Oct-2024	$26,487	$33,950

Fund Statistics

Net Assets	$63,664,023
Number of Portfolio Holdings	33
Advisory Fee (net of waivers)	$364,201
Portfolio Turnover	14%

What did the Fund invest in?

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Parker-Hannifin Corp.	9.9%
Arthur J. Gallagher & Co.	7.4%
Microsoft Corp.	6.8%
Advanced Micro Devices, Inc.	6.5%
Coherent Corp.	4.2%
Alphabet, Inc., Class A	4.1%
Apollo Global Management Inc.	4.1%
Thermo Fisher Scientific, Inc.	4.1%
Abbott Laboratories	3.9%
Blackstone Inc., Class A	3.6%

Sector Weighting (% of net assets)

Technology
29.3%
Financials
21.9%
Industrials
20.0%
Health Care
13.1%
Consumer Discretionary
7.9%
Communications
4.1%
Consumer Staples
3.2%
Money Market Funds
0.3%
Other Assets in Excess of Liabilities
0.2%

Value	Value
Other Assets in Excess of Liabilities	0.2%
Money Market Funds	0.3%
Consumer Staples	3.2%
Communications	4.1%
Consumer Discretionary	7.9%
Health Care	13.1%
Industrials	20.0%
Financials	21.9%
Technology	29.3%

Asset Weighting (% of total investments)

Value	Value
Common Stocks	99.7%
Money Market Funds	0.3%

Changes in and Disagreements with Accountants

On March 22, 2024, the Audit Committee of the Board of Trustees approved the engagement of Cohen and Company, Ltd. (“Cohen”) to serve as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2024, in replacement of Tait Weller & Baker LLP (“Tait”) which served previously as the independent registered public accounting firm for the Predecessor Fund. Having been notified of the Audit Committee’s intention to make this change, Tait resigned as the independent registered public accounting firm of the Predecessor Fund. There were no disagreements with the former accountant during the two most recent fiscal years and any subsequent interim period.

Material Fund Changes

Announced on October 29, 2024, and as previously disclosed in a supplement to the Funds’ Prospectus filed on April 28, 2024, Fort Pitt Capital Group, LLC (the “Current Adviser” or “Fort Pitt”), the investment adviser to the Fort Pitt Capital Total Return Fund, will undergo an internal restructuring (the “Transaction”) to be effective on November 1, 2024 (the “Closing Date”), that will result in the transfer of the Current Adviser’s assets and liabilities to Kovitz Investment Group Partners, LLC ( the “New Adviser” or “Kovitz”). Focus Financial Partners Inc. (“Focus”) is the ultimate parent company of the Current Adviser and the New Adviser. As of the Closing Date of the Transaction, the existing investment advisory agreement between the Trust and the Current Adviser with respect to the Fund will be terminated. An interim investment advisory agreement and a new investment advisory agreement, each with Kovitz and with substantially the same terms as the existing investment advisory agreement with the Current Adviser, except for the start and end date of the agreement and other provisions applicable to the interim investment advisory agreement as required under the Investment Company Act of 1940, as amended, have been approved by the Trust’s Board of Trustees. The new investment advisory agreement with Kovitz will be submitted to the Fund’s shareholders for approval at a forthcoming special meeting of the Fund’s shareholders.

Fort Pitt Capital Total Return Fund - (FPCGX)

Annual Shareholder Report - October 31, 2024

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://www.fortpittcapitalfunds.com/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Advisory Research Small Cap Value Fund

Class I  (ADVGX)

Annual Shareholder Report - October 31, 2024

Fund Overview

This annual shareholder report contains important information about North Square Advisory Research Small Cap Value Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings/. You can also request this information by contacting us at 1-855-551-5521.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$113	0.94%

How did the Fund perform during the reporting period?

For the fiscal year ended October 31, 2024, the Fund's outperformance versus its benchmark index, the Russell 2000 Value Index was primarily due to individual stock selection. The Fund’s management focuses on fundamental research and company specific execution that can generate excess returns for the Fund’s shareholders. Equity markets were generally favorable over the period as smaller companies benefited from recovery from the supply chain issues that were prevalent during the pandemic, and the Fund’s individual positions broadly executed at a high level both operationally and strategically.

As an example of the Fund’s company specific approach to investing, Alkami Technology (TK: ALKT) was a top performer in the Fund for the year, up over 100% for the year. Alkami is a provider of client facing digital banking software for credit unions, retail and commercial banking institutions across the US. ALKT executed on its strategy to bring new clients to its platform as well as increasing penetration with its current client base, driving revenues and profits higher.

On the negative side, Grocery Outlet (TK:GO) was an underperformer for the Fund, down 30% over the Fund’s holding period. Grocery Outlet is a discount grocery chain, which is able to move overstock food and other sundries through its stores operated by independent operators. New technology system roll out hampered performance, as increased cost and complexity were experienced at the stores in the near term, weighing on short term profitability. The Fund continues to hold its investment in GO, as the expectation is these issues can be resolved and the company can continue to grow units in the US.

Going forward, the Fund believes small US business with solid balance sheets, profits, and plans for growth continue to be an attractive part of the market to generate returns.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

	North Square Advisory Research Small Cap Value - Class I	Russell 2000® Value Index	Russell 3000® Total Return Index
Oct-2014	$1,000,000	$1,000,000	$1,000,000
Oct-2015	$989,019	$971,220	$1,044,899
Oct-2016	$1,024,350	$1,056,802	$1,089,235
Oct-2017	$1,248,941	$1,318,985	$1,350,427
Oct-2018	$1,365,494	$1,311,187	$1,439,500
Oct-2019	$1,542,328	$1,353,400	$1,633,685
Oct-2020	$1,378,801	$1,164,995	$1,799,473
Oct-2021	$2,014,139	$1,914,068	$2,589,427
Oct-2022	$1,831,862	$1,708,738	$2,161,712
Oct-2023	$1,767,507	$1,539,065	$2,342,866
Oct-2024	$2,468,683	$2,028,018	$3,229,762

Average Annual Total Returns

	1 Year	5 Years	10 Years
North Square Advisory Research Small Cap Value - Class I	39.67%	9.86%	9.46%
Russell 2000® Value Index	31.77%	8.42%	7.33%
Russell 3000® Total Return Index	37.86%	14.60%	12.44%

The performance results shown above in the line chart and the average annual total returns table for periods prior to February 21, 2020 represent the performance of the Advisory Research Small Cap Value Fund (the "Predecessor Fund") which converted into the Fund  and is attributable to Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Sector Weighting (% of net assets)

Consumer Discretionary 27.8%
Industrials 24.4%
Financials 15.4%
Materials 11.9%
Technology 5.7%
Consumer Staples 5.7%
Real Estate 4.8%
Health Care 2.5%
Communications 1.3%
Money Market Funds 0.5%

Value	Value
Money Market Funds	0.5%
Communications	1.3%
Health Care	2.5%
Real Estate	4.8%
Consumer Staples	5.7%
Technology	5.7%
Materials	11.9%
Financials	15.4%
Industrials	24.4%
Consumer Discretionary	27.8%

Fund Statistics

  Net Assets$25,498,920
  Number of Portfolio Holdings37
  Advisory Fee (net of waivers)$117,670
  Portfolio Turnover52%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Miller Industries, Inc.	6.3%
Bel Fuse, Inc., Class B	4.8%
Viad Corp.	4.5%
Phinia, Inc.	4.5%
TriMas Corp.	4.3%
John Bean Technologies Corp.	3.7%
Distribution Solutions Group, Inc.	3.7%
SouthState Corp.	3.6%
Performance Food Group Co.	3.6%
Nicolet Bankshares, Inc.	3.5%

Material Fund Changes

No material changes occurred during the year ended October 31, 2024.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Advisory Research Small Cap Value Fund - Class I (ADVGX)

Annual Shareholder Report - October 31, 2024

TSR-AR 103124-ADVGX

North Square Altrinsic International Equity Fund

Class I  (NSIVX)

Annual Shareholder Report - October 31, 2024

Fund Overview

This annual shareholder report contains important information about North Square Altrinsic International Equity Fund (the "Fund") for the period of November 1, 2023 to December 31, 2024.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$106	0.97%

How did the Fund perform during the reporting period?

Enthusiasm around GLP-1 drugs, (which are drugs used to lower blood pressure and treat lipid disorders and fatty liver diseases), and generative artificial intelligence drove a powerful market rally linked to a narrow group of stocks. Market conditions remind us of other episodes of excess (Japan '89, internet bubble '00, pre-GFC '07); in the latter two, our relative performance lagged as we avoided hyped stocks, but the ensuing period was marked by outperformance.

Sources of negative attribution:

• Industrials: Tepid US tractor demand depressed Kubota’s sales growth. In response, Kubota is improving efficiency and expanding in Asian markets.

• Consumer Staples: Companies continue to experience post-COVID volume weakness due to higher prices. Several holdings (Heineken, Diageo, Pernod Ricard) have long track records of pre-COVID volume and price growth; we are confident they can deliver long-term growth and shareholder value.

• Communications: Baidu held back on monetizing AI-integrated search results. This should improve upon optimization of the user interface and engagement.

Sources of positive attribution:

• Consumer Discretionary: Accelerating sales growth and operating profits boosted investor confidence in Adidas’ turnaround story.

• Materials: CRH PLC benefitted from a positive outlook for US infrastructure spending while Agnico Eagle benefitted from a strong gold price.

• Financials: Our holdings exhibited broad-based strength amid robust economic growth and higher interest rates.

The Fund's portfolio companies are trading near some of the lowest valuations in years with strong resilience and earnings prospects. Idea flow is solid, and international valuations are compelling. Margin of safety is an important element of our process and is particularly significant now, given mounting macro and geopolitical risks, many of which seem to be largely ignored by markets.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

North Square Altrinsic International Equity Fund - Class I
MSCI EAFE Index
$1,250,000
$1,000,000
$750,000
$500,000
$250,000
$0
$1,229,906
$1,211,449
Dec-2020
Oct-2021
Oct-2022
Oct-2023
Oct-2024

	North Square Altrinsic International Equity Fund - Class I	MSCI EAFE Index
Dec-2020	$1,000,000	$1,000,000
Oct-2021	$1,089,186	$1,135,429
Oct-2022	$889,897	$874,294
Oct-2023	$1,030,731	$1,000,200
Oct-2024	$1,211,449	$1,229,906

Average Annual Total Returns

	1 Year	Since Inception (December 4, 2020)
North Square Altrinsic International Equity Fund - Class I	17.53%	5.03%
MSCI EAFE Index	22.97%	5.44%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Sector Weighting (% of net assets)

Financials
35.2%
Consumer Staples
15.5%
Health Care
10.3%
Consumer Discretionary
8.9%
Industrials
7.6%
Technology
6.2%
Money Market Funds
4.0%
Materials
4.0%
Communications
3.3%
Energy
3.0%
Real Estate
1.7%
Other Assets in Excess of Liabilities
0.3%

Value	Value
Other Assets in Excess of Liabilities	0.3%
Real Estate	1.7%
Energy	3.0%
Communications	3.3%
Materials	4.0%
Money Market Funds	4.0%
Technology	6.2%
Industrials	7.6%
Consumer Discretionary	8.9%
Health Care	10.3%
Consumer Staples	15.5%
Financials	35.2%

Fund Statistics

Net Assets	$123,990,531
Number of Portfolio Holdings	68
Advisory Fee #ERROR:A result could not be returned because the conditional could not be evaluated to a True/False value ((history))	$777,616
Portfolio Turnover	25%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Chubb Ltd.	3.9%
Everest Re Group, Ltd.	3.0%
KB Financial Group Inc.	2.9%
Sanofi	2.6%
Heineken N.V.	2.3%
Danone	2.3%
HDFC Bank Ltd. - ADR	2.2%
GSK PLC	2.2%
Medtronic PLC	2.2%
Willis Towers Watson PLC	2.2%

Country Weighting (% of net assets)

Japan 13.1%
France 11.8%
Germany 9.9%
Switzerland 9.7%
United Kingdom 9.5%
Ireland 7.4%
Korea (Republic Of) 5.9%
Netherlands 5.7%
Bermuda 4.4%
Cayman Islands 4.3%
United States 4.0%
Mexico 2.8%
India 2.2%
Brazil 1.9%
Canada 1.6%
Peru 1.3%
Singapore 1.3%
Israel 1.2%
Belgium 1.0%
Spain 0.7%

Value	Value
Spain	0.7%
Belgium	1.0%
Israel	1.2%
Singapore	1.3%
Peru	1.3%
Canada	1.6%
Brazil	1.9%
India	2.2%
Mexico	2.8%
United States	4.0%
Cayman Islands	4.3%
Bermuda	4.4%
Netherlands	5.7%
Korea (Republic Of)	5.9%
Ireland	7.4%
United Kingdom	9.5%
Switzerland	9.7%
Germany	9.9%
France	11.8%
Japan	13.1%

Material Fund Changes

No material changes occurred during the year ended October 31, 2024.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Altrinsic International Equity Fund - Class I (NSIVX)

Annual Shareholder Report - October 31, 2024

TSR-AR 103124-NSIVX

North Square McKee Bond Fund

Class I  (NMKYX)

Annual Shareholder Report - October 31, 2024

Fund Overview

This annual shareholder report contains important information about North Square McKee Bond Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings/. You can also request this information by contacting us at 1-855-551-5521.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$50	0.47%

How did the Fund perform during the reporting period?

Consistent with our investment philosophy and long-term performance, excess returns were primarily sourced from active security selection and sector rotation, with the majority of the benefit occurring in government securities holdings.

Sixty-two basis points (0.68%) of benchmark outperformance occurred in the first two months of the performance period, with the Fund’s significant overweight to government agency debentures and agency mortgages benefitting from dovish language from the Federal Open Market Committee. Security management and portfolio yield advantage combined to deliver another sixty-six bas points (0.66%) in excess return over the balance of the year. Performance largely mirrored the index return from June 30, 2024 through October 31, 2024.

The Fund's focus on the government securities sector accounted for ninety-eight basis points (0.98%) of the Fund's annual outperformance. Volatility spikes throughout the year created opportunities to actively trade the portfolio’s yield curve and optionality exposure, capturing excess returns when market unrest subsequently eased.

Market volatility is expected to recede from the highest levels of the year. However, ongoing announcements on government policy (especially trade) and the selection of key personnel may lead to temporary spikes.

The Fund expects the consumer will keep the economy on a path of slowing growth, avoiding a recession in 2025. With government stimulus (cash) largely spent, full employment, wage gains, real estate valuations, and portfolio growth will continue to support consumption on a macro level.

With yield spreads very near full valuation, benchmark outperformance will largely result from active management of all risk metrics. The recent move higher in market rates has brought the forward curve into the fair value range, laying the groundwork for total returns in excess of the rate of inflation in the upcoming year.

How has the Fund performed since inception?

Total Return Based on $50,000 Investment

	North Square McKee Bond Fund - Class I	Bloomberg U.S. Aggregate Bond Index
May-2021	$50,000	$50,000
Oct-2021	$49,934	$50,697
Oct-2022	$43,776	$42,746
Oct-2023	$43,694	$42,899
Oct-2024	$48,662	$47,423

Average Annual Total Returns

	1 Year	Since Inception (May 19, 2021)
North Square McKee Bond Fund - Class I	11.37%	-0.78%
Bloomberg U.S. Aggregate Bond Index	10.55%	-1.52%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Mortgage Backed Securities 49.7%
U.S. Government & Agencies 14.9%
Financials 10.0%
Utilities 3.9%
Asset Backed Securities 3.6%
Industrials 2.9%
Energy 2.6%
Short-Term Investments 2.2%
Communications 2.1%
Supranational 1.6%
Technology 1.6%
Consumer Discretionary 1.6%
Health Care 1.4%
Consumer Staples 1.3%
Real Estate 0.3%
Government Bond Funds 0.2%
Other Assets in Excess of Liabilities 0.1%

Value	Value
Other Assets in Excess of Liabilities	0.1%
Government Bond Funds	0.2%
Real Estate	0.3%
Consumer Staples	1.3%
Health Care	1.4%
Consumer Discretionary	1.6%
Technology	1.6%
Supranational	1.6%
Communications	2.1%
Short-Term Investments	2.2%
Energy	2.6%
Industrials	2.9%
Asset Backed Securities	3.6%
Utilities	3.9%
Financials	10.0%
U.S. Government & Agencies	14.9%
Mortgage Backed Securities	49.7%

Fund Statistics

  Net Assets$156,242,724
  Number of Portfolio Holdings455
  Advisory Fee (net of waivers)$0
  Portfolio Turnover171%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
United States Treasury Note/Bond, 3.500%	2.5%
United States Treasury Bond, 4.250%	2.5%
United States Treasury Note/Bond, 4.125%	2.0%
United States Treasury Bond, 4.625%	2.0%
United States Treasury Note/Bond, 3.625%	1.6%
Federal Farm Credit Banks Funding Corp., 5.470%	1.4%
Federal National Mortgage Association, 1.630%	1.2%
United States Treasury Note, 3.875%	1.2%
Bank of America Corp., 1.658%	1.1%
Freddie Mac REMICS, 5.500%	1.1%

Material Fund Changes

No material changes occurred during the year ended October 31, 2024.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square McKee Bond Fund - Class I (NMKYX)

Annual Shareholder Report - October 31, 2024

TSR-AR 103124-NMKYX

North Square McKee Bond Fund

Class R6 (NMKBX)

Annual Shareholder Report - October 31, 2024

Fund Overview

This annual shareholder report contains important information about North Square McKee Bond Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings/. You can also request this information by contacting us at 1-855-551-5521.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$30	0.28%

How did the Fund perform during the reporting period?

Consistent with our investment philosophy and long-term performance, excess returns were primarily sourced from active security selection and sector rotation, with the majority of the benefit occurring in government securities holdings.

Sixty-two basis points (0.68%) of benchmark outperformance occurred in the first two months of the performance period, with the Fund’s significant overweight to government agency debentures and agency mortgages benefitting from dovish language from the Federal Open Market Committee. Security management and portfolio yield advantage combined to deliver another sixty-six bas points (0.66%) in excess return over the balance of the year. Performance largely mirrored the index return from June 30, 2024 through October 31, 2024.

The Fund's focus on the government securities sector accounted for ninety-eight basis points (0.98%) of the Fund's annual outperformance. Volatility spikes throughout the year created opportunities to actively trade the portfolio’s yield curve and optionality exposure, capturing excess returns when market unrest subsequently eased.

Market volatility is expected to recede from the highest levels of the year. However, ongoing announcements on government policy (especially trade) and the selection of key personnel may lead to temporary spikes.

The Fund expects the consumer will keep the economy on a path of slowing growth, avoiding a recession in 2025. With government stimulus (cash) largely spent, full employment, wage gains, real estate valuations, and portfolio growth will continue to support consumption on a macro level.

With yield spreads very near full valuation, benchmark outperformance will largely result from active management of all risk metrics. The recent move higher in market rates has brought the forward curve into the fair value range, laying the groundwork for total returns in excess of the rate of inflation in the upcoming year.

How has the Fund performed since inception?

Total Return Based on $5,000,000 Investment

	North Square McKee Bond Fund - Class R6	Bloomberg U.S. Aggregate Bond Index
Dec-2020	$5,000,000	$5,000,000
Oct-2021	$4,952,574	$4,929,663
Oct-2022	$4,351,707	$4,156,567
Oct-2023	$4,348,624	$4,171,371
Oct-2024	$4,863,131	$4,611,295

Average Annual Total Returns

	1 Year	Since Inception (December 28, 2020)
North Square McKee Bond Fund - Class R6	11.83%	-0.72%
Bloomberg U.S. Aggregate Bond Index	10.55%	-2.08%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Value	Value
Other Assets in Excess of Liabilities	0.1%
Government Bond Funds	0.2%
Real Estate	0.3%
Consumer Staples	1.3%
Health Care	1.4%
Consumer Discretionary	1.6%
Technology	1.6%
Supranational	1.6%
Communications	2.1%
Short-Term Investments	2.2%
Energy	2.6%
Industrials	2.9%
Asset Backed Securities	3.6%
Utilities	3.9%
Financials	10.0%
U.S. Government & Agencies	14.9%
Mortgage Backed Securities	49.7%

Fund Statistics

  Net Assets$156,242,724
  Number of Portfolio Holdings455
  Advisory Fee (net of waivers)$0
  Portfolio Turnover171%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
United States Treasury Note/Bond, 3.500%	2.5%
United States Treasury Bond, 4.250%	2.5%
United States Treasury Note/Bond, 4.125%	2.0%
United States Treasury Bond, 4.625%	2.0%
United States Treasury Note/Bond, 3.625%	1.6%
Federal Farm Credit Banks Funding Corp., 5.470%	1.4%
Federal National Mortgage Association, 1.630%	1.2%
United States Treasury Note, 3.875%	1.2%
Bank of America Corp., 1.658%	1.1%
Freddie Mac REMICS, 5.500%	1.1%

Material Fund Changes

No material changes occurred during the year ended October 31, 2024.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square McKee Bond Fund - Class R6 (NMKBX)

Annual Shareholder Report - October 31, 2024

TSR-AR 103124-NMKBX

North Square Strategic Income Fund

Class A  (ADVAX)

Annual Shareholder Report - October 31, 2024

Fund Overview

This annual shareholder report contains important information about North Square Strategic Income Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred after the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$126	1.15%

How did the Fund perform during the reporting period?

The fiscal year ended October 31, 2024, reflected a growing concern on Wall Street and the financial media that the labor market was about to crater and the U.S. economy was on the cusp of a recession. Red Cedar Investment Management (RCIM) has been skeptical of these concerns and has been able to execute a strategy to take advantage of these opportunities. Interest rate volatility has remained elevated against this backdrop and concern about the recent election.

The Fund was positioned with a maximum weighting to preferred and hybrid securities going into the end of 2023. Valuations remained attractive post their sell-off earlier in the year related to banking system challenges. This provided a significant performance boost as the markets rewarded patience with these securities. Security selection was key with a focus on deeply discounted securities with low coupons in which spreads normalized as call probabilities increased.

Security selection and allocation to securitized products has benefited performance more recently as spreads on corporate and hybrid securities have not offered as much value relative to residential and commercial mortgage securities. RCIM has decreased exposure going into the end of the fiscal year to the preferred and hybrid sector and rotated into these mortgage securities. Also, opportunities were found in asset backed “esoteric” securities as the digital infrastructure sector is gaining attention.

With periods of volatility arising from uncertainty in the economy and election, RCIM was able to capture performance through its long volatility exposure trades which can help mitigate downside risk in the portfolio.

Exposure to REIT securities were a detractor to performance as rates came off their lows during the first half of 2024.

The Fund continues to perform well, and believes it provides a strong addition to our clients’ portfolios.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

	North Square Strategic Income Fund - Class A	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Government/Credit Bond Index
Feb-2023	$9,630	$10,000	$10,000
Oct-2023	$9,199	$9,684	$10,015
Oct-2024	$10,893	$10,705	$10,836

Average Annual Total Returns

	1 Year	Since Inception (February 28, 2023)
North Square Strategic Income Fund - Class A
Without Load	18.42%	7.65%
With Load	13.98%	5.25%
Bloomberg U.S. Aggregate Bond Index	10.55%	4.16%
Bloomberg U.S. Intermediate Government/Credit Bond Index	8.20%	4.92%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Mortgage Backed Securities
34.5%
Financials
20.1%
Asset Backed Securities
9.8%
Utilities
8.6%
U.S. Government & Agencies
4.7%
Short-Term Investments
3.7%
Energy
3.7%
Real Estate
3.2%
Technology
2.8%
Industrials
2.8%
Materials
2.0%
Communications
1.5%
Consumer Discretionary
1.1%
Purchased Options
0.3%
Liabilities in Excess of Other Assets
1.2%

Value	Value
Liabilities in Excess of Other Assets	1.2%
Purchased Options	0.3%
Consumer Discretionary	1.1%
Communications	1.5%
Materials	2.0%
Industrials	2.8%
Technology	2.8%
Real Estate	3.2%
Energy	3.7%
Short-Term Investments	3.7%
U.S. Government & Agencies	4.7%
Utilities	8.6%
Asset Backed Securities	9.8%
Financials	20.1%
Mortgage Backed Securities	34.5%

Fund Statistics

  Net Assets$217,327,685
  Number of Portfolio Holdings142
  Advisory Fee (net of waivers)$982,245
  Portfolio Turnover115%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Freddie Mac Pool, 4.000%	1.8%
ING Groep NV, 3.875%	1.8%
American Electric Power Co., Inc., 3.875%	1.7%
United States Treasury Inflation Indexed Bonds, 1.750%	1.7%
United States Treasury Inflation Indexed Bonds, 2.125%	1.7%
UMBS Fannie Mae Pool, 4.500%	1.7%
Fannie Mae Pool, 3.500%	1.6%
UBS Group AG, 4.375%	1.6%
Discover Financial Services, 5.500%	1.5%
Ginnie Mae II Pool, 3.500%	1.5%

Material Fund Changes

This is a summary of certain changes to the Fund since February 28, 2024.  For more complete information, you may review the sticker to Fund’s prospectus, which is available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings/.

Effective January 1, 2025, the Adviser will reduce the contractual adviser fee of the Fund from an annual rate of 0.70% to 0.56% of the Fund's average daily net assets and waive the advisory fees and/or reimburse operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 0.93% and 0.68% for the Class A shares and Class I shares, respectively.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Strategic Income Fund - Class A (ADVAX)

Annual Shareholder Report - October 31, 2024

TSR-AR 103124-ADVAX

North Square Strategic Income Fund

Class I  (ADVNX)

Annual Shareholder Report - October 31, 2024

Fund Overview

This annual shareholder report contains important information about North Square Strategic Income Fund (the "Fund") for the period of November 1, 2023 to October 31, 2024.  You can find additional information about the Fund at https://northsquareinvest.com/fund-reports-holdings/. You can also request this information by contacting us at 1-855-551-5521. This report describes changes to the Fund that occurred after the reporting period as described below in Material Fund Changes.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$98	0.90%

How did the Fund perform during the reporting period?

The fiscal year ended October 31, 2024, reflected a growing concern on Wall Street and the financial media that the labor market was about to crater and the U.S. economy was on the cusp of a recession. Red Cedar Investment Management (RCIM) has been skeptical of these concerns and has been able to execute a strategy to take advantage of these opportunities. Interest rate volatility has remained elevated against this backdrop and concern about the recent election.

The Fund was positioned with a maximum weighting to preferred and hybrid securities going into the end of 2023. Valuations remained attractive post their sell-off earlier in the year related to banking system challenges. This provided a significant performance boost as the markets rewarded patience with these securities. Security selection was key with a focus on deeply discounted securities with low coupons in which spreads normalized as call probabilities increased.

Security selection and allocation to securitized products has benefited performance more recently as spreads on corporate and hybrid securities have not offered as much value relative to residential and commercial mortgage securities. RCIM has decreased exposure going into the end of the fiscal year to the preferred and hybrid sector and rotated into these mortgage securities. Also, opportunities were found in asset backed “esoteric” securities as the digital infrastructure sector is gaining attention.

With periods of volatility arising from uncertainty in the economy and election, RCIM was able to capture performance through its long volatility exposure trades which can help mitigate downside risk in the portfolio.

Exposure to REIT securities were a detractor to performance as rates came off their lows during the first half of 2024.

The Fund continues to perform well, and believes it provides a strong addition to our clients’ portfolios.

How has the Fund performed over the last ten years?

Total Return Based on $1,000,000 Investment

	North Square Strategic Income Fund - Class I	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Intermediate Government/Credit Bond Index
Oct-2014	$1,000,000	$1,000,000	$1,000,000
Oct-2015	$1,034,181	$1,019,562	$1,018,568
Oct-2016	$1,069,601	$1,064,119	$1,051,106
Oct-2017	$1,110,538	$1,073,721	$1,057,780
Oct-2018	$1,094,657	$1,051,674	$1,046,242
Oct-2019	$1,204,139	$1,172,715	$1,137,725
Oct-2020	$1,294,844	$1,245,273	$1,202,190
Oct-2021	$1,406,879	$1,239,319	$1,193,353
Oct-2022	$1,263,802	$1,044,962	$1,073,606
Oct-2023	$1,260,431	$1,048,684	$1,097,007
Oct-2024	$1,495,377	$1,159,281	$1,186,943

Average Annual Total Returns

	1 Year	5 Years	10 Years
North Square Strategic Income Fund - Class I	18.64%	4.43%	4.11%
Bloomberg U.S. Aggregate Bond Index	10.55%	-0.23%	1.49%
Bloomberg U.S. Intermediate Government/Credit Bond Index	8.20%	0.85%	1.73%

The performance results shown above in the line chart and the average annual total returns table for periods prior to February 21, 2020 represent the performance of the Advisory Research Strategic Income Fund  (the "Predecessor Fund") which converted into the Fund  and is attributable to Fund moving forward. The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Value	Value
Liabilities in Excess of Other Assets	1.2%
Purchased Options	0.3%
Consumer Discretionary	1.1%
Communications	1.5%
Materials	2.0%
Industrials	2.8%
Technology	2.8%
Real Estate	3.2%
Energy	3.7%
Short-Term Investments	3.7%
U.S. Government & Agencies	4.7%
Utilities	8.6%
Asset Backed Securities	9.8%
Financials	20.1%
Mortgage Backed Securities	34.5%

Fund Statistics

  Net Assets$217,327,685
  Number of Portfolio Holdings142
  Advisory Fee (net of waivers)$982,245
  Portfolio Turnover115%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Freddie Mac Pool, 4.000%	1.8%
ING Groep NV, 3.875%	1.8%
American Electric Power Co., Inc., 3.875%	1.7%
United States Treasury Inflation Indexed Bonds, 1.750%	1.7%
United States Treasury Inflation Indexed Bonds, 2.125%	1.7%
UMBS Fannie Mae Pool, 4.500%	1.7%
Fannie Mae Pool, 3.500%	1.6%
UBS Group AG, 4.375%	1.6%
Discover Financial Services, 5.500%	1.5%
Ginnie Mae II Pool, 3.500%	1.5%

Material Fund Changes

This is a summary of certain changes to the Fund since February 28, 2024.  For more complete information, you may review the sticker to Fund’s prospectus, which is available upon request at 1-855-551-5521 or on the Fund's website at https://northsquareinvest.com/fund-reports-holdings/.

Effective January 1, 2025, the Adviser will reduce the contractual adviser fee of the Fund from an annual rate of 0.70% to 0.56% of the Fund's average daily net assets and waive the advisory fees and/or reimburse operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 0.93% and 0.68% for the Class A shares and Class I shares, respectively.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://northsquareinvest.com/fund-reports-holdings/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

North Square Strategic Income Fund - Class I (ADVNX)

Annual Shareholder Report - October 31, 2024

TSR-AR 103124-ADVNX

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	Not applicable.

(f)	See Item 19 (a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2)	David B. Boon is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

North Square Funds:	October 31, 2024	$68,800
	October 31, 2023	$74,000

Fort Pitt Capital Total Return Fund:	October 31, 2024	$17,200
	October 31, 2023	$17,400

(b)

Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

North Square Funds:	October 31, 2024	$0
	October 31, 2023	$0

Fort Pitt Capital Total Return Fund:	October 31, 2024	$0
	October 31, 2023	$0

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

North Square Funds:	October 31, 2024	$13,000
	October 31, 2023	$18,500

Fort Pitt Capital Total Return Fund:	October 31, 2024	$3,250
	October 31, 2023	$3,600

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees. The aggregate fees billed for the fiscal years ended October 31, 2024 and October 31, 2023 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were $0 and $0, respectively.

North Square Funds:	October 31, 2024	$0
	October 31, 2023	$0

Fort Pitt Capital Total Return Fund:	October 31, 2024	$0
	October 31, 2023	$0

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

All non-audit fees billed by the registrant’s accountant for services rendered to the registrant for the fiscal years ended October 31, 2024 and October 31, 2023, respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

FORT PITT CAPITAL GROUP

ANNUAL FINANCIAL STATEMENTS

& OTHER INFORMATION

October 31, 2024

FORT PITT CAPITAL TOTAL RETURN FUND

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

www.fortpittcapitalfunds.com

Fort Pitt Capital Total Return Fund

Schedule of Investments

October 31, 2024

	Shares	Fair Value
COMMON STOCKS — 99.55%
Communications — 4.10%
Alphabet, Inc., Class A	15,241	$2,607,888

Consumer Discretionary — 7.91%
Amazon.com, Inc.(a)	1,844	343,722
Lowe’s Companies, Inc.	7,580	1,984,671
Lululemon Athletica, Inc.(a)	2,632	784,073
Starbucks Corp.	16,067	1,569,746
Tractor Supply Co.	1,330	353,128
		5,035,340
Consumer Staples — 3.22%
Constellation Brands, Inc., Class A	8,828	2,051,098

Financials — 21.94%
Apollo Global Management Inc.	18,190	2,605,900
Arthur J. Gallagher & Co.	16,633	4,677,200
Blackstone Inc., Class A	13,835	2,320,821
Charles Schwab Corp. (The)	30,963	2,193,109
PNC Financial Services Group, Inc. (The)	11,527	2,170,188
		13,967,218
Health Care — 13.15%
Abbott Laboratories	21,934	2,486,658
Danaher Corp.	5,972	1,467,081
Merck & Co., Inc.	11,483	1,174,941
Thermo Fisher Scientific, Inc.	4,730	2,584,093
UnitedHealth Group, Inc.	1,166	658,207
		8,370,980
Industrials — 19.97%
Deere & Co.	4,327	1,751,094
GXO Logistics, Inc.(a)	26,622	1,592,262
Honeywell International, Inc.	3,360	691,085
Keysight Technologies, Inc.(a)	5,033	749,967
Parker-Hannifin Corp.	9,971	6,322,312
RTX Corp.	13,301	1,609,288
		12,716,008
Technology — 29.26%
Advanced Micro Devices, Inc.(a)	28,530	4,110,316
Apple, Inc.	8,081	1,825,578
Broadcom, Inc.	10,880	1,847,098
Ciena Corp.(a)	9,354	594,073
Coherent Corp.(a)	28,928	2,674,104
Lam Research Corp.(a)	11,090	824,542
Microsoft Corp.	10,572	4,295,932
Texas Instruments, Inc.	5,573	1,132,211
Zebra Technologies Corp., Class A(a)	3,470	1,325,436
		18,629,290

See accompanying notes which are an integral part of these financial statements.

2

Fort Pitt Capital Total Return Fund

Schedule of Investments (continued)

October 31, 2024

	Shares	Fair Value
COMMON STOCKS — 99.55% - (continued)
Technology — 29.26% - (continued)
Total Common Stocks (Cost $27,035,472)		$63,377,822

MONEY MARKET FUNDS — 0.29%
Invesco Government & Agency Portfolio, Institutional Class, 4.77%(b)	185,253	185,253
Total Money Market Funds (Cost $185,253)		185,253

Total Investments — 99.84%
(Cost $27,220,725)		63,563,075

Other Assets in Excess of Liabilities — 0.16%		100,948
NET ASSETS — 100.00%		$63,664,023

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2024.

See accompanying notes which are an integral part of these financial statements.

3

Fort Pitt Capital Total Return Fund

Statement of Assets and Liabilities

October 31, 2024

Assets
Investments in securities at fair value (cost $27,220,725)	$63,563,075
Receivable for investments sold	110,183
Dividends and interest receivable	66,317
Prepaid expenses	5,218
Receivable for fund shares sold	4,356
Total Assets	63,749,149
Liabilities
Due to advisor	34,017
Administration and fund accounting fees	5,766
Audit fees	20,251
Transfer agent fees and expenses	7,528
Shareholder reporting fees	2,513
Chief Compliance Officer fee	1,834
Custody fees	2,215
Legal fees	7,740
Other accrued expenses	3,262
Total Liabilities	85,126
Net Assets	$63,664,023
Components of Net Assets:
Paid-in capital	$16,794,759
Accumulated earnings	46,869,264
Total Net Assets	$63,664,023
Shares outstanding (unlimited number of shares authorized, par value $0.01)	2,134,992
Net Asset Value, Redemption Price and Offering Price Per Share	$29.82

See accompanying notes which are an integral part of these financial statements.

4

Fort Pitt Capital Total Return Fund

Statement of Operations

October 31, 2024

Investment Income
Dividend income	$739,919
Interest income	23,351
Total investment income	763,270

Expenses
Advisory fees (Note 4)	479,123
Administration and fund accounting fees (Note 4)	76,732
Transfer agent fees and expenses (Note 4)	63,107
Registration fees	24,211
Audit fees	20,250
Chief Compliance Officer fees (Note 4)	17,459
Custody fees (Note 4)	14,132
Legal fees	11,308
Trustee fees and expenses	10,240
Insurance expense	7,017
Shareholder reporting	2,819
Miscellaneous expense	19,080
Total expenses	745,478
Less: fee waiver from Advisor (Note 4)	(114,922)
Net operating expenses	630,556
Net investment income	132,714

Net Realized Unrealized Gain (Loss) on Investments
Net realized gain on investments	10,440,252
Net change in unrealized appreciation on investments	9,351,219
Net realized and change in unrealized gain on investments	19,791,471
Net increase in net assets resulting from operations	$19,924,185

See accompanying notes which are an integral part of these financial statements.

5

Fort Pitt Capital Total Return Fund

Statements of Changes in Net Assets

October 31, 2024

	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$132,714	$544,930
Net realized gain on investments	10,440,252	9,274,850
Net change in unrealized appreciation (depreciation) on investments	9,351,219	(6,779,243)
Net increase in net assets resulting from operations	19,924,185	3,040,537

Distributions to Shareholders
Net dividends and distributions to shareholders	(9,800,363)	(5,379,943)
Total distributions	(9,800,363)	(5,379,943)

Capital Share Transactions
Proceeds from shares sold	870,137	1,236,699
Proceeds from shares issued in reinvestment of dividends	9,735,135	5,346,504
Cost of shares redeemed	(14,791,834)	(11,117,685)
Net decrease in net assets resulting from capital transactions	(4,186,562)	(4,534,482)
Total Increase (Decrease) in Net Assets	5,937,260	(6,873,888)

Net Assets
Beginning of year	57,726,763	64,600,651
End of year	$63,664,023	$57,726,763

Changes in Shares Outstanding
Shares sold	31,859	46,462
Shares issued in reinvestment of dividends	396,543	206,988
Shares redeemed	(542,680)	(413,650)
Net in Fund shares outstanding	(114,278)	(160,200)
Shares outstanding, beginning of year	2,249,270	2,409,470
Shares outstanding, end of year	2,134,992	2,249,270

See accompanying notes which are an integral part of these financial statements.

6

Fort Pitt Capital Total Return Fund

Financial Highlights

(For a share outstanding during each period)

	For the Years Ended October 31,
	2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$25.66	$26.81	$34.53	$25.06	$27.35

Income from investment operations:
Net investment income	0.06	0.24	0.21	0.20	0.28
Net realized and unrealized gain/(loss) on investments	8.76	0.87	(5.59)	9.53	(0.34)
Total from investment operations	8.82	1.11	(5.38)	9.73	(0.06)

Less distributions to shareholders from:
Net investment income	(0.25)	(0.22)	(0.20)	(0.26)	(0.28)
Net realized gains	(4.41)	(2.04)	(2.14)	—	(1.95)
Total distributions	(4.66)	(2.26)	(2.34)	(0.26)	(2.23)

Redemption fees	—	—	—	— (a)	— (a)
Net asset value, end of year	$29.82	$25.66	$26.81	$34.53	$25.06
Total Return(b)	38.26%	4.07%	(16.87)%	39.00%	(0.76)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$63,664	$57,727	$64,601	$87,011	$69,387
Ratio of net expenses to average net assets:
Before fee waivers	1.18%	1.17%	1.14%	1.15%	1.39%
After fee waivers	1.00%	1.00%	1.00%	1.04%	1.24%
Ratio of net investment income to average net assets:
Before fee waivers	0.03%	0.67%	0.53%	0.48%	0.93%
After fee waivers	0.21%	0.84%	0.67%	0.59%	1.08%
Portfolio turnover rate	14%	19%	14%	4%	8%

(a)	Rounds to less than $0.01 per share.
(b)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes which are an integral part of these financial statements.

7

Fort Pitt Capital Total Return Fund

Notes to the Financial Statements

October 31, 2024

NOTE 1 – ORGANIZATION

The Fort Pitt Capital Total Return Fund (the “Fund”) is a diversified series of Exchange Place Advisors Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The Fund is the successor to the Fort Pitt Capital Total Return Fund (the “Predecessor Fund”), which commenced operations on December 31, 2001, a series of Advisors Series Trust. The Fund has substantially the same investment objectives and strategies as did the Predecessor Fund. Effective as of the close of business on June 28, 2024, all the assets, subject to the liabilities of the Predecessor Fund, were transferred to the Fund in exchange for 2,259,945 shares at a net asset value per share (“NAV”) of $28.05 of the Fund to the shareholders of the Predecessor Fund. The net assets contributed resulting from these tax-free transactions on the close of business June 28, 2024, after the reorganization, was $63,387,998 including net unrealized appreciation of $33,113,278, undistributed net investment income of $72,721, undistributed realized gain of $9,709,709, and investment cost of $30,308,581. For financial reporting purposes, assets received and shares issued were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund. The Fund’s performance for periods prior to June 28, 2024 is that of the Predecessor Fund. The Predecessor Fund is the accounting survivor.

Fort Pitt Capital Group, LLC (the “Adviser”) serves as the investment adviser to the Fund. The investment goal of the Fund is to seek to realize a combination of long-term capital appreciation and income that will produce maximum total return. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic (U.S.) companies and fixed income investments.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

8

Fort Pitt Capital Total Return Fund

Notes to the Financial Statements (continued)

October 31, 2024

Federal Income Taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the previous three tax year ends and the interim tax period since then, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may utilize deemed dividends on redemptions accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

9

Fort Pitt Capital Total Return Fund

Notes to the Financial Statements (continued)

October 31, 2024

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified with the capital accounts based on their Federal tax treatment.

Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There were no reclassifications during the year ended October 31, 2024.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in their annual distribution to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

10

Fort Pitt Capital Total Return Fund

Notes to the Financial Statements (continued)

October 31, 2024

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and real estate investment trusts, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment advisor, Fort Pitt Capital Group, LLC (the “Advisor”), as the “Valuation

11

Fort Pitt Capital Total Return Fund

Notes to the Financial Statements (continued)

October 31, 2024

Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Advisor, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2024:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$63,377,822	$—	$—	$63,377,822
Money Market Funds	185,253	—	—	185,253
Total	$63,563,075	$—	$—	$63,563,075

(a)	Refer to Schedule of Investments for sector classifications.

The Funds did not hold any investments during the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.76%, based upon the average daily net assets of the Fund. For the year ended October 31, 2024, the Fund incurred $479,123 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to contractually reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses) to 1.00% of average daily net assets. Any such reduction

12

Fort Pitt Capital Total Return Fund

Notes to the Financial Statements (continued)

October 31, 2024

made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses. For the year ended October 31, 2024, the Advisor reduced its fees in the amount of $114,922; no amounts were reimbursed to the Advisor. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

Date	Amount
10/31/2027	35,586	(a)

(a)	Any such reduction prior to reorganization, as described in Note 1 of these Notes to Financial Statements, made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are no longer subject to reimbursement by the Fund to the Advisor.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services served as the Fund’s administrator, fund accountant and transfer agent during the period beginning November 1, 2023 through June 28, 2024. Ultimus Fund Solutions, LLC (“Ultimus”) served as the Fund’s administrator, fund accountant and transfer agent for the period beginning June 29, 2024. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. Ultimus maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. Prior to June 30, 2024, U.S. Bank Global Fund Services, LLC provided Chief Compliance Officer services to the Trust. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended October 31, 2024, are disclosed in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers and financial intermediaries to compensate them for transfer agent services that would otherwise be

13

Fort Pitt Capital Total Return Fund

Notes to the Financial Statements (continued)

October 31, 2024

executed by Ultimus. These sub-transfer agent services include pre-processing and quality control of new accounts, maintaining detailed shareholder account records, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The Fund expensed $11,832 of sub-transfer agent fees during the year ended October 31, 2024. These fees are included in the transfer agent fees and expenses amount disclosed in the Statement of Operations.

Prior to June 30, 2024, Quasar Distributors, LLC acted as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the period beginning June 30, 2024, Ultimus Fund Distributors, LLC (the “Distributor”) acted as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2024, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $8,663,974 and $22,067,138, respectively. There were no purchases and sales of U.S. government securities during the year ended October 31, 2024.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during years ended October 31, 2024 and October 31, 2023 was as follows:

	2024	2023
Distributions paid from:
Ordinary income	$610,190	525,014
Long-term capital gains	9,190,173	4,854,929
Total distributions paid	$9,800,363	$5,379,943

As of October 31, 2024, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$27,220,998
Gross tax unrealized appreciation	36,396,617
Gross tax unrealized depreciation	(54,540)
Net tax unrealized appreciation (a)	$36,342,077
Undistributed ordinary income	217,258
Undistributed long-term capital gain	10,309,929
Total distributable earnings	$10,527,187

14

Fort Pitt Capital Total Return Fund

Notes to the Financial Statements (continued)

October 31, 2024

Total accumulated earnings/(losses)	$46,869,264

(a)	The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Sector Emphasis Risks: Securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

Equity Securities Risks: The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. In addition, as noted below, certain sectors of the market may be “out of favor” during a particular time period which can result in volatility in equity price movements. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

Large Capitalization Company Risks: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Small - and Medium-Capitalization Company Risks: The risks associated with investing in small and medium capitalization companies, which have securities that may trade less frequently and in smaller volumes than securities of larger companies.

Credit Risks: An issuer may be unable or unwilling to make timely payments of principal and interest or to otherwise honor its obligations.

American Depositary Receipts Risks: Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less

15

Fort Pitt Capital Total Return Fund

Notes to the Financial Statements (continued)

October 31, 2024

publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

U.S. Government Obligations Risks: U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk. Securities issued by certain U.S. Government agencies and U.S. Government-sponsored enterprises are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. If a government-sponsored entity is unable to meet its obligation, the performance of the Fund may be adversely impacted.

Investment Company Risks: When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds. The Fund also will incur brokerage costs when it purchases ETFs.

NOTE 8 – SUBSEQUENT EVENT

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure other than the following.

Announced on October 29, 2024, and as previously disclosed in a supplement to the Funds’ Prospectus filed on April 28, 2024, Fort Pitt Capital Group, LLC (the “Current Adviser” or “Fort Pitt”), the investment adviser to the Fort Pitt Capital Total Return Fund, will undergo an internal restructuring (the “Transaction”) to be effective on November 1, 2024 (the “Closing Date”), that will result in the transfer of the Current Adviser’s assets and liabilities to Kovitz Investment Group Partners, LLC (the “New Adviser” or “Kovitz”). Focus Financial Partners Inc. (“Focus”) is the ultimate parent company of the Current Adviser and the New Adviser. As of the Closing Date of the Transaction, the existing investment advisory agreement between the Trust and the Current Adviser with respect to the Fund will be terminated. An interim investment advisory agreement and a new investment advisory agreement, each with Kovitz and with substantially the same terms as the existing investment advisory agreement with the Current Adviser, except for the start and end date of the agreement and other provisions applicable to the interim

16

Fort Pitt Capital Total Return Fund

Notes to the Financial Statements (continued)

October 31, 2024

investment advisory agreement as required under the Investment Company Act of 1940, as amended, have been approved by the Trust’s Board of Trustees. The new investment advisory agreement with Kovitz will be submitted to the Fund’s shareholders for approval at a forthcoming special meeting of the Fund’s shareholders.

17

Report of Independent Registered Public Accounting Firm

To the Shareholders of Fort Pitt Capital Total Return Fund and

Board of Trustees of Exchange Place Advisors Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fort Pitt Capital Total Return Fund (the “Fund”), a series Exchange Place Advisors Trust, as of October 31, 2024, the related statements of operations and changes in net assets, the financial highlights, and the related notes for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended October 31, 2023, and prior, were audited by other auditors whose report dated December 29, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 30, 2024

18

Approval of Investment Advisory Agreement (Unaudited)

Exchange Place Advisors Trust

Board Consideration of the Approval of the Investment Advisory Agreement for the New Fort Pitt Capital Total Return Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the fund’s investment advisory agreement. At a meeting held on March 21-22, 2024 (the “Meeting”), the Board of Trustees (the “Board”) of North Square Investments Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve the investment advisory agreement (the “Advisory Agreement”) between Fort Pitt Capital Group, LLC (the “Adviser”) and the Trust, on behalf of the Fort Pitt Capital Total Return Fund (the “New Fund”). The Trustees noted that the New Fund has a corresponding fund (the “Existing Fund”) that is currently offered as a series of Advisors Series Trust (the “Selling Trust”) that is proposed to be reorganized into the New Fund. The Trustees further noted that the reorganization of the Existing Fund into the New Fund would take place upon approval of the Selling Trust’s Board of Trustees, the Board, and shareholders of the Existing Fund (the “Reorganization”). In addition, the Trustees noted that there are no contemplated changes to the management fee, investment objective, strategies, policies and restrictions of the Existing Fund in connection with the Reorganization and that the Adviser would continue as the New Fund’s investment adviser and that the Existing Fund’s portfolio manager would continue to be responsible for the day-to-day portfolio management activities of the New Fund.

In connection with its consideration of the Advisory Agreement, the Board requested and reviewed responses from the Adviser to the Section 15(c) request posed to the Adviser on behalf of the Independent Trustees by Independent Trustee Counsel and supporting materials relating to those questions and responses, as well as other information and data provided. In this connection, the Board reviewed and discussed various information and data that had been provided prior to the Meeting, including the Advisory Agreement, the Adviser’s Form ADV Part 1A, brochures and brochure supplements, profitability information, comparative information about the Existing Fund’s performance for periods ended December 31, 2023, advisory fees and expense ratios, and other pertinent information. The Board reviewed and discussed the Adviser’s Section 15(c) response and discussed various questions and information with representatives of the Adviser at the Meeting. The Board also considered the materials and presentations by Trust officers and representatives of the Adviser provided at the Meeting and at prior meetings concerning the Advisory Agreement. Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of, and request additional materials from, the Adviser. The Board met in executive sessions at which no representatives of management were present to consider the approval of the Advisory Agreement and the Independent Trustees were also advised by, and met separately, in executive sessions with Independent Trustee Counsel. The Board also took into account information reviewed by it at its meeting held on February 12, 2024 that was relevant to its consideration of the Advisory Agreement, including certain performance, advisory fee and other expense information and discussions with the New Fund’s portfolio manager, as well as such additional information it deemed relevant and appropriate in its judgment. The Board noted that the information received and considered by the Board was both written and oral. Based on its evaluation of this information, the

19

Approval of Investment Advisory Agreement (Unaudited) (continued)

Board, including the Independent Trustees, unanimously approved the Advisory Agreement for the New Fund for an initial two-year period.

In determining whether to approve the Advisory Agreement, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Advisory Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Advisory Agreement. As noted, the Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Advisory Agreement and, throughout the evaluation process, the Board was assisted by Fund Counsel and Independent Trustee Counsel who each provided and reviewed a legal memorandum to the Board detailing the Board’s duties and responsibilities in connection with the consideration of the approval of the Agreement. A more detailed summary of important, but not necessarily all, factors the Board considered with respect to its approval of the Advisory Agreement is provided below. The Board also considered other factors, including conditions and trends prevailing generally in the economy, the securities markets, and the industry.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of services the Adviser provides to the Existing Fund, and will provide to the New Fund. The Board considered, among other things, the term of the Advisory Agreement and the range of services to be provided by the Adviser. The Board noted that the services to be provided include but are not limited to, providing a continuous investment program for the New Fund, adhering to the New Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the New Fund. The Board also considered the Adviser’s reputation, organizational structure, resources and overall financial condition, including economic and other support provided to the Adviser.

With respect to the day-to-day portfolio management services for the Fund, the Board considered, among other things, the background and experience and quality of the Adviser’s investment personnel, its investment philosophies and processes, its investment research capabilities and resources, its performance record, its experience, its trade execution capabilities and its approach to managing risk. The Board also considered the experience of the New Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Adviser’s approach for compensating the portfolio manager.

In addition, the Board considered the Adviser’s professional personnel who will provide services to the New Fund, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the New Fund. The Board also considered the compliance program and compliance records and regulatory history of the Adviser. The Board noted the Adviser’s support of the Existing Fund’s compliance control structure, including the resources that are devoted by the Adviser in support of the Existing Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of the Adviser to address matters such as cybersecurity risks and to invest in business continuity planning. The Board also noted that it received and reviewed information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Existing Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating

20

Approval of Investment Advisory Agreement (Unaudited) (continued)

the regulatory compliance systems of the Adviser and procedures reasonably designed to ensure compliance with the federal securities laws.

The Board also considered the nature and extent of significant risks assumed by the Adviser in connection with the services to be provided to the New Fund, including entrepreneurial risk and ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board also noted increased regulatory risk which, among other things, can increase cost of operations and introduce legal and administrative challenges.

After consideration of the foregoing factors, among others, the Board concluded that they are satisfied with the nature, extent and quality of services that the Adviser proposed to provide to the New Fund.

Fund Performance

The Board reviewed the performance of the Existing Fund for periods ended December 31, 2023 presented in the Board meeting materials. The Board considered various data and materials provided to the Board by the Adviser concerning Fund performance, including a comparison of the investment performance of the Existing Fund to its benchmark index, as well as comparative fee information provided by Broadridge Financial Solutions, Inc., based on data produced by Morningstar Inc., an independent provider of investment company data (the “Broadridge Report”), comparing the investment performance of the Existing Fund to a universe of peer funds.

The Board received information at the Meeting, including management’s discussion of the Existing Fund’s performance and took into account factors contributing to, the performance of the Existing Fund relative to its benchmark and universe for the relevant period. The Board also took into account factors including general market conditions; the “style” in which the Existing Fund is managed; issuer-specific information; and fund cash flows.

Based on these considerations, it was the consensus of the Board that it was reasonable to conclude that the Adviser has the ability to manage the New Fund successfully from a performance standpoint.

Advisory Fees and Expenses

The Board reviewed and considered the advisory fee rate of the Existing Fund that is being paid to the Adviser and the Existing Fund’s total net expense ratio.

The Board reviewed information contained in the Broadridge Report comparing the Existing Fund’s advisory fee rate and total expense ratio relative to a group of its peer funds. While the Board recognized that comparisons between the Existing Fund and its peer funds may be imprecise and non-determinative, the comparative information provided in the Broadridge Report was helpful to the Board in evaluating the reasonableness of the Existing Fund’s advisory fees and total expense ratio.

The Board also took into account that the Adviser had contractually agreed to limit the annual expense ratio for the Existing Fund to no more than 1.00%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board also noted that the Adviser would continue such Expense Cap for the New Fund.

21

Approval of Investment Advisory Agreement (Unaudited) (continued)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the compensation to be paid to the Adviser under the Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the Adviser’s costs of managing the Existing Fund and the profitability to the Adviser from providing services to the Existing Fund. Based on its review, the Board determined that the potential profits that the Adviser may receive from services to be provided to the New Fund, if any, were not excessive.

Economies of Scale

The Board considered the potential for the Adviser to experience economies of scale in the provision of advisory services to the New Fund as the New Fund grows. The Board also considered that the Adviser may share potential economies of scale from its advisory business in a variety of ways, including through services that benefit shareholders, competitive advisory fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders. In addition, the Board took into account management’s discussion of the New Fund’s fee structure. The Board also considered that, if the New Fund’s assets increase over time, the New Fund may realize other economies of scale.

The Board concluded that the Adviser’s arrangements with respect to the New Fund constituted a reasonable approach to sharing potential economies of scale with the New Fund and its shareholders.

“Fall-Out” Benefits

The Board received and considered information regarding potential “fall-out” or ancillary benefits that the Adviser may receive as a result of its relationship with the New Fund. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the New Fund and benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the New Fund.

Based on its consideration of the factors and information it deemed relevant, including those described above, the Board did not find that any ancillary benefits that may be received by the Adviser are unreasonable.

Conclusion

At the Meeting, after considering the above-described material factors and based on its deliberations and its evaluation of the information described above, and assisted by the advice of both Fund Counsel and Independent Trustee Counsel, the Board, including the Independent Trustees acting separately, concluded that the approval of the Advisory Agreement with respect to the New Fund for an initial two-year term was in the best interest of the New Fund and its shareholders.

22

Notice to Shareholders at October 31, 2024 (Unaudited)

For the year ended October 31, 2024, the Fort Pitt Capital Total Return Fund designated $610,190 as ordinary income and $9,190,173 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended October 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2024 was 100%

23

FORT PITT CAPITAL TOTAL RETURN FUND

c/o Ultimus Fund Solutions, LLC

2 Easton Oval, Suite 300

Columbus, Ohio 43219

INVESTMENT ADVISOR

Fort Pitt Capital Group, LLC

680 Andersen Drive

Foster Plaza Ten, Suite 350

Pittsburgh, Pennsylvania 15220

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

CUSTODIAN

U.S. Bank N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

LEGAL COUNSEL

Blank Rome LLP

1271 Avenue Of The Americas

New York, New York 10020

This report has been prepared for shareholders and may be
distributed to others only if preceded or accompanied by a current prospectus.
The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-866-688-8775. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available by calling 1-866-688-8775 and on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. Information included in the Fund’s
Form N-PORT is also available, upon request, by calling 1-866-688-8775.

ANNUAL FINANCIAL STATEMENTS

NORTH SQUARE ADVISORY RESEARCH SMALL CAP VALUE FUND NORTH SQUARE ALTRINSIC INTERNATIONAL EQUITY FUND NORTH SQUARE MCKEE BOND FUND NORTH SQUARE STRATEGIC INCOME FUND October 31, 2024

North Square Investments | www.northsquareinvest.com

North Square Funds

Table of Contents

Schedules of Investments	1
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	33
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	52
Supplemental Information	53

This report and the financial statements contained herein are provided for the general information of the shareholders of the North Square Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.northsquareinvest.com

i

North Square Advisory Research Small Cap Value Fund

SCHEDULE OF INVESTMENTS

October 31, 2024

Shares		Fair Value
	COMMON STOCKS — 99.5%
	COMMUNICATIONS — 1.3%
	INTERNET MEDIA & SERVICES — 1.3%
11,654	TechTarget, Inc.(a)	$337,325
	TOTAL COMMUNICATIONS	337,325

	CONSUMER DISCRETIONARY — 27.8%
	AUTOMOTIVE — 10.8%
24,620	Miller Industries, Inc.	1,616,057
24,555	Phinia, Inc.	1,143,772
		2,759,829
	HOME CONSTRUCTION — 3.2%
9,217	Skyline Champion Corp.(a)	813,216

	LEISURE FACILITIES & SERVICES — 6.3%
6,840	Monarch Casino & Resort, Inc.	537,008
36,957	OneSpaWorld Holdings Ltd.	647,117
7,950	Papa John’s International, Inc.	416,501
		1,600,626
	LEISURE PRODUCTS — 2.0%
6,455	Brunswick Corp.	514,722

	RETAIL — DISCRETIONARY — 3.7%
2,060	Asbury Automotive Group, Inc.(a)	469,350
4,692	Floor & Decor Holdings, Inc., Class A(a)	483,511
		952,861
	SPECIALTY RETAIL — 1.8%
11,175	Valvoline, Inc.(a)	450,129
	TOTAL CONSUMER DISCRETIONARY	7,091,383

	CONSUMER STAPLES — 5.7%
	WHOLESALE — CONSUMER STAPLES — 5.7%
36,785	Grocery Outlet Holding Corp.(a)	526,026
11,322	Performance Food Group Co.(a)	919,912
		1,445,938
	TOTAL CONSUMER STAPLES	1,445,938

	FINANCIALS — 15.4%
	BANKING — 15.4%
22,055	First Merchants Corp.	817,138
8,887	Nicolet Bankshares, Inc.(a)	903,719
9,513	SouthState Corp.	927,803
7,330	Stock Yards Bancorp, Inc.	472,638
15,596	Webster Financial Corp.	807,873
		3,929,171
	TOTAL FINANCIALS	3,929,171

See accompanying Notes to Financial Statements.

North Square Advisory Research Small Cap Value Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Shares		Fair Value
	COMMON STOCKS (Continued)
	HEALTH CARE — 2.5%
	HEALTH CARE FACILITIES & SERVICES — 2.5%
7,445	HealthEquity, Inc.(a)	$634,686
	TOTAL HEALTH CARE	634,686

	INDUSTRIALS — 24.4%
	COMMERCIAL SUPPORT SERVICES — 12.1%
24,305	Distribution Solutions Group, Inc.(a)	935,742
88,493	Emerald Holding, Inc.(a)	348,662
36,272	First Advantage Corp.(a)	657,249
30,624	Viad Corp.(a)	1,146,562
		3,088,215
	ELECTRICAL EQUIPMENT — 4.8%
16,145	Bel Fuse, Inc., Class B	1,217,656

	INDUSTRIAL SUPPORT SERVICES — 1.5%
59,455	Alta Equipment Group Inc.(a)	386,458

	MACHINERY — 6.0%
3,400	Alamo Group, Inc.	576,436
8,475	John Bean Technologies Corp.	944,285
		1,520,721
	TOTAL INDUSTRIALS	6,213,050

	MATERIALS — 11.9%
	CHEMICALS — 3.1%
28,705	Element Solutions, Inc.	777,906

	CONSTRUCTION MATERIALS — 2.7%
2,445	Eagle Materials, Inc.	697,950

	CONTAINERS & PACKAGING — 6.1%
2,715	AptarGroup, Inc.	455,876
41,126	TriMas Corp.(a)	1,104,232
		1,560,108
	TOTAL MATERIALS	3,035,964

	REAL ESTATE — 4.8%
	REAL ESTATE OWNERS & DEVELOPERS — 4.8%
6,960	Howard Hughes Holdings, Inc.(a)	529,238
28,355	Legacy Housing Corp.(a)	703,204
		1,232,442
	TOTAL REAL ESTATE	1,232,442

See accompanying Notes to Financial Statements.

North Square Advisory Research Small Cap Value Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Shares		Fair Value
	COMMON STOCKS (Continued)
	TECHNOLOGY — 5.7%
	SOFTWARE — 1.0%
6,650	Alkami Technology, Inc.(a)	$243,457

	TECHNOLOGY HARDWARE — 2.2%
79,535	Pitney Bowes Inc.	573,447

	TECHNOLOGY SERVICES — 2.5%
15,520	Cass Information Systems, Inc.	641,907
	TOTAL TECHNOLOGY	1,458,811

	TOTAL COMMON STOCKS (Cost $21,281,564)	25,378,770

	SHORT-TERM INVESTMENTS — 0.5%
129,361	First American Treasury Obligations Fund, Class X, 4.91%(b)	129,361
	TOTAL SHORT-TERM INVESTMENTS (Cost $129,361)	129,361
	TOTAL INVESTMENTS — 100.0% (Cost $21,410,925)	$25,508,131
	Liabilities in Excess of Other Assets — 0.0%	(9,211)
	NET ASSETS — 100.0%	$25,498,920

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2024.

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund

SCHEDULE OF INVESTMENTS

October 31, 2024

Shares		Fair Value
	COMMON STOCKS — 94.6%
	Belgium — 1.0%
17,431	KBC Group NV	$1,269,597

	Bermuda — 4.5%
24,477	AXIS Capital Holdings Ltd.	1,915,570
10,292	Everest Re Group, Ltd.	3,659,938
		5,575,508
	Brazil — 0.8%
310,990	Lojas Renner SA(a)	1,001,614

	Canada — 1.6%
22,303	Agnico Eagle Mines Ltd.	1,924,526

	Cayman Islands — 4.3%
139,668	Alibaba Group Holding Ltd.	1,708,503
98,618	Baidu, Inc., Class A(a)	1,125,339
993,429	Sands China Ltd.(a)	2,527,618
		5,361,460
	France — 11.9%
67,961	Bureau Veritas SA	2,155,212
5,807	Capgemini SE	1,007,325
20,560	Cia Generale de Establissements Michelin SCA	694,782
40,085	Danone	2,863,393
11,241	Pernod Ricard SA(a)	1,402,416
29,950	Sanofi	3,164,865
48,142	SCOR SE	1,035,689
38,554	TotalEnergies SE	2,419,296
		14,742,978
	Germany — 9.9%
5,879	adidas AG	1,407,860
10,907	Bayerische Motoren Werke AG	859,798
13,106	BioNTech SE - ADR(a)	1,482,289
46,482	Daimler Truck Holding AG	1,921,913
9,595	Deutsche Boerse AG	2,228,537
45,635	DHL Group	1,832,995
14,717	Henkel AG & Co. KGaA	1,274,290
6,637	Siemens AG	1,291,128
		12,298,810
	India — 2.2%
44,117	HDFC Bank Ltd. - ADR	2,780,695

	Ireland — 7.4%
118,677	Bank of Ireland Group PLC	1,099,839
10,975	CRH PLC	1,047,344
15,900	Kerry Group PLC, Class A(a)	1,587,897

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Shares		Fair Value
	COMMON STOCKS (Continued)
	Ireland (Continued)
30,447	Medtronic PLC	$2,717,394
8,882	Willis Towers Watson PLC	2,684,052
		9,136,526
	Israel — 1.2%
8,635	Check Point Software Technologies Ltd.(a)	1,495,668

	Japan — 13.1%
18,776	Daito Trust Construction Co., Ltd.(a)	2,074,807
30,006	Eisai Co. Ltd.	1,016,603
174,900	Kubota Corp.	2,234,705
52,607	MinebeaMitsumi, Inc.(a)	926,116
52,618	Seven & I Holdings Co. Ltd.	757,694
85,585	Sompo Holdings, Inc.	1,834,858
120,725	Sony Group Corp.	2,124,452
106,466	Sumitomo Mitsui Trust Holdings, Inc.	2,334,826
205,451	Suzuki Motor Corp.	2,085,739
90,629	Yamaha Motor Co. Ltd.	792,187
		16,181,987
	Korea (Republic Of) — 5.9%
36,405	Hana Financial Group, Inc.	1,576,926
54,715	KB Financial Group Inc.	3,574,408
1,990	Samsung Electronics Co. Ltd.	2,103,789
		7,255,123
	Mexico — 2.8%
7,825	Fomento Economico Mexicano, SAB de CV - ADR	758,164
188,632	Grupo Financiero Banorte SAB de CV	1,316,070
505,420	Wal-Mart de Mexico SAB de CV	1,395,107
		3,469,341
	Netherlands — 5.6%
30,182	Akzo Nobel N.V.(a)	1,925,869
15,174	Euronext NV	1,674,087
35,379	Heineken N.V.	2,901,446
15,769	Koninklijke Philips NV	414,832
		6,916,234
	Peru — 1.3%
8,789	Credicorp Ltd.	1,618,319

	Singapore — 1.3%
193,264	Singapore Exchange Ltd.(a)	1,656,191

	Spain — 0.7%
107,658	Bankinter SA(a)	878,250

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Shares		Fair Value
	COMMON STOCKS (Continued)
	Switzerland — 9.8%
791	Barry Callebaut AG	$1,387,454
16,975	Chubb Ltd.	4,794,420
20,926	Nestle S.A.	1,977,536
4,161	Roche Holding AG	1,289,628
4,494	Zurich Insurance Group AG	2,649,931
		12,098,969
	United Kingdom — 9.3%
4,637	Aon PLC, Class A	1,701,176
46,025	BP PLC - ADR	1,351,294
54,388	Diageo PLC	1,679,305
151,085	GSK PLC	2,727,903
242,998	Haleon PLC	1,167,660
119,266	Informa PLC	1,245,738
86,792	Liberty Global Ltd., Class A(a)	1,719,350
		11,592,426
	TOTAL COMMON STOCKS (Cost $109,152,913)	117,254,222

	PREFERRED STOCKS — 1.1%
	Brazil — 1.1%
225,945	Itau Unibanco Holdings SA(a)	1,373,734
	TOTAL PREFERRED STOCKS (Cost $1,154,408)	1,373,734

	SHORT-TERM INVESTMENTS — 4.0%
4,956,424	First American Treasury Obligations Fund, Class X, 4.91%(b)	4,956,424
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,956,424)	4,956,424
	TOTAL INVESTMENTS — 99.7% (Cost $115,263,745)	$123,584,380
	OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%	406,151
	NET ASSETS — 100.0%	$123,990,531

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of October 31, 2024.

ADR – American Depositary Receipt

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund

SCHEDULE OF INVESTMENTS

October 31, 2024

Principal Amount ($)		Fair Value
	ASSET BACKED SECURITIES — 3.6%
400,000	Aligned Data Centers Issuer LLC, 1.937%, 08/15/46(a)	$377,933
19,394	Ally Auto Receivables Trust 2022-2 A3, 4.760%, 05/17/27	19,390
152,241	American Credit Acceptance Receivables Trust 2021-2, 1.340%, 07/13/27(a)	151,130
200,000	AMSR 2021-SFR2 Trust, 1.527%, 08/19/38(a)	189,061
785,000	Amur Equipment Finance Receivables X LLC, 2.200%, 01/20/28(a)	768,969
1,547	BMW Vehicle Lease Trust 2023-2 A2, 5.950%, 08/25/25	1,549
50,000	Capital One Prime Auto Receivables Trust 2023-2 A3, 5.820%, 06/15/28	50,935
21,629	CarMax Auto Owner Trust 2022-4 A3, 5.340%, 08/15/27	21,711
51,936	CarMax Auto Owner Trust 2023-1 A3, 4.750%, 10/15/27	51,938
600,000	CarMax Auto Owner Trust 2024-4 A3, 4.600%, 10/15/29	599,906
1,665	COMM 2014-CCRE20 Mortgage Trust 2014-CR20 A4, 3.590%, 11/10/47	1,662
250,000	Dell Equipment Finance Trust 2023-3, 5.930%, 06/22/26(a)	253,321
27,000	Discover Card Execution Note Trust 2023-A1 A, 4.310%, 03/15/28	26,907
5,000	Ford Credit Auto Owner Trust 2024-C A3, 4.070%, 07/15/29	4,954
44,947	GM Financial Automobile Leasing Trust 2023-1 A3, 5.160%, 04/20/26(a)	44,985
14,000	GM Financial Consumer Automobile Receivables 2024-2 A3, 5.100%, 03/16/29	14,148
278,000	Harley-Davidson Motorcycle Trust 2024-A, 5.370%, 03/15/29	282,885
520,000	NextGear Floorplan Master Owner Trust 2019-2a A2, 4.420%, 09/15/27(a)	518,204
25,000	Nissan Auto Lease Trust 2023-B A3, 5.690%, 07/15/26	25,088
121,508	NMEF Funding 2022-B, LLC, 6.070%, 06/01/49(a)	122,213
19,316	Oportun Funding XIV LLC 2021-A, 1.210%, 03/08/28(a)	18,892
1,050,000	Toyota Auto Receivables 2024-C Owner Trust, 4.880%, 01/18/28	1,057,404
526,757	Tricon Residential 2022-SFR2 Trust, 3.856%, 04/19/39(a)	512,220
15,000	UBS Commercial Mortgage Trust 2018-C8 A4, 3.983%, 02/15/51	14,456
465,000	Verizon Master Trust, 5.670%, 11/20/26	477,111
40,000	World Omni Auto Receivables Trust 2023-B A3, 4.660%, 05/15/28	39,974
17,467	World Omni Select Auto Trust 2023-A A2A, 5.920%, 03/15/27	17,502
	TOTAL ASSET BACKED SECURITIES (Cost $5,703,972)	5,664,448

	CORPORATE BONDS — 27.7%
	COMMUNICATIONS — 2.1%
	CABLE & SATELLITE — 0.5%
908,000	Comcast Corp., 3.250%, 11/01/39	707,031

	ENTERTAINMENT CONTENT — 0.8%
665,000	Fox Corp., 6.500%, 10/13/33	708,354
596,000	Walt Disney Co. (The), 3.500%, 05/13/40	483,219
		1,191,573
	INTERNET MEDIA & SERVICES — 0.1%
218,000	Meta Platforms, Inc., 5.600%, 05/15/53	226,142

	TELECOMMUNICATIONS — 0.7%
108,000	AT&T, Inc., 4.350%, 03/01/29	106,553
345,000	Verizon Communications, Inc., 4.780%, 02/15/35(a)	332,419

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Principal Amount ($)		Fair Value
	CORPORATE BONDS (Continued)
	COMMUNICATIONS (Continued)
	TELECOMMUNICATIONS (Continued)
1,022,000	Verizon Communications, Inc., 2.650%, 11/20/40	$714,667
		1,153,639
	CONSUMER DISCRETIONARY — 1.6%
	APPAREL & TEXTILE PRODUCTS — 0.1%
215,000	General Motors Financial Co., Inc, 5.550%, 07/15/29	217,899

	AUTOMOTIVE — 0.9%
468,000	American Honda Finance Corp., 2.000%, 03/24/28	429,638
655,000	Ford Motor Co. Class B, 3.250%, 02/12/32	548,184
14,000	General Motors Financial Co., Inc., 5.800%, 01/07/29	14,337
438,000	General Motors Financial Co., Inc., 4.300%, 04/06/29	423,049
		1,415,208
	LEISURE FACILITIES & SERVICES — 0.6%
208,000	McDonald’s Corp., 3.600%, 07/01/30	196,079
463,000	Starbucks Corp., 4.900%, 02/15/31	465,872
203,000	Starbucks Corp., 5.000%, 02/15/34	201,307
		863,258
	CONSUMER STAPLES — 1.3%
	BEVERAGES — 0.7%
559,000	Coca-Cola Co. (The), 5.000%, 05/13/34	568,053
558,000	Keurig Dr Pepper, Inc., 5.200%, 03/15/31	566,583
		1,134,636
	HOUSEHOLD PRODUCTS — 0.3%
420,000	Procter & Gamble Co. (The), 4.550%, 01/29/34	417,336

	RETAIL - CONSUMER STAPLES — 0.1%
13,000	Kroger Co. (The), 4.900%, 09/15/31	12,975
204,000	Kroger Co. (The), 5.500%, 09/15/54	198,260
		211,235
	TOBACCO & CANNABIS — 0.2%
292,000	Philip Morris International, Inc., 5.125%, 02/15/30	295,705

	ENERGY — 2.6%
	OIL & GAS PRODUCERS — 2.6%
731,000	ConocoPhillips Co., 5.300%, 05/15/53	705,045
285,000	Energy Transfer LP, 6.400%, 12/01/30	302,387
756,000	Enterprise Products Operating LLC, 4.950%, 02/15/35	744,075
267,000	Enterprise Products Operating LLC, 4.800%, 02/01/49	239,285
1,064,000	Exxon Mobil Corp., 4.327%, 03/19/50	914,471
588,000	Phillips 66 Co., 5.250%, 06/15/31	593,225
560,000	TotalEnergies Capital SA, 5.488%, 04/05/54	556,835
		4,055,323

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Principal Amount ($)		Fair Value
	CORPORATE BONDS (Continued)
	FINANCIALS — 10.0%
	ASSET MANAGEMENT — 0.5%
356,000	Charles Schwab Corp. (The), 5.643%, 05/19/29 (SOFR + 221bps)(b)	$365,102
366,621	United Airlines 2023-1 Class A Pass Through Trust, 5.800%, 07/15/36	378,234
		743,336
	BANKING — 5.8%
1,786,000	Bank of America Corp., 1.658%, 03/11/27(b)	1,711,402
78,000	Bank of America NA, 5.050%, 06/22/26	79,234
421,000	Bank of Montreal, 4.640%, 09/10/30 (SOFR + 125bps)(b)	416,067
562,000	Canadian Imperial Bank of Commerce, 5.260%, 04/08/29	572,127
358,000	Citibank NA, 5.570%, 04/30/34	368,799
476,000	Citigroup, Inc., 5.174%, 02/13/30 (SOFR + 136bps)(b)	479,307
200,000	HSBC Holdings PLC, 4.583%, 06/19/29(b)	196,713
607,000	JPMorgan Chase & Co., 1.578%, 04/22/27(b)	579,314
788,000	JPMorgan Chase & Co., 5.299%, 07/24/29 (SOFR + 145bps)(b)	799,878
34,000	Morgan Stanley Bank, NA, 4.950%, 06/14/27	34,846
34,000	Morgan Stanley Private Bank, NA, 4.950%, 06/14/27	34,846
27,000	Morgan Stanley Private Bank, NA, 4.800%, 06/20/28	27,795
204,000	PNC Financial Services Group, Inc. (The), 5.582%, 06/12/29(b)	208,544
313,000	Royal Bank of Canada, 5.150%, 02/01/34	315,053
579,000	Toronto-Dominion Bank (The), 4.693%, 09/15/27	578,221
450,000	Toronto-Dominion Bank (The), 4.994%, 04/05/29	452,797
243,000	Toronto-Dominion Bank (The), 3.200%, 03/10/32	215,338
377,000	Wells Fargo & Co., 5.574%, 07/25/29 (SOFR + 174bps)(b)	385,087
412,000	Wells Fargo & Co., 6.303%, 10/23/29 (SOFR + 179bps)(b)	431,852
24,000	Wells Fargo & Co., 3.526%, 03/24/28(b)	23,299
429,000	Wells Fargo & Co., 4.897%, 07/25/33 (SOFR + 210bps)(b)	421,072
825,000	Wells Fargo Bank NA, 4.900%, 06/11/27	844,653
		9,176,244
	INSTITUTIONAL FINANCIAL SERVICES — 2.6%
614,000	Bank of New York Mellon Corp. (The), 5.060%, 07/22/32(b)	616,795
351,000	Goldman Sachs Bank USA, 5.414%, 05/21/27 (SOFR + 75bps)(b)	354,422
1,097,000	Goldman Sachs Group, Inc. (The), 1.431%, 03/09/27(b)	1,047,965
1,408,000	Goldman Sachs Group, Inc. (The), 1.992%, 01/27/32(b)	1,174,973
881,000	Morgan Stanley, 1.593%, 05/04/27(b)	840,118
		4,034,273
	SPECIALTY FINANCE — 1.1%
422,000	American Express Co., 5.284%, 07/26/35 (SOFRRATE + 142bps)(b)	423,113
314,000	Capital One Financial Corp., 1.878%, 11/02/27(b)	296,081
359,000	Capital One Financial Corp., 6.209%, 06/08/29(b)	372,958
11,000	Capital One Financial Corp., 5.463%, 07/26/30 (SOFRRATE + 156bps)(b)	11,095
671,000	Private Export Funding Corp., 3.650%, 03/15/30	648,506
		1,751,753

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Principal Amount ($)		Fair Value
	CORPORATE BONDS (Continued)
	HEALTH CARE — 1.4%
	BIOTECH & PHARMA — 0.7%
313,000	Amgen, Inc., 5.650%, 03/02/53	$315,107
320,000	Eli Lilly & Co, 5.000%, 02/09/54	308,651
452,000	Johnson & Johnson, 4.900%, 06/01/31	459,580
		1,083,338
	HEALTH CARE FACILITIES & SERVICES — 0.7%
226,000	Cigna Group (The), 5.000%, 05/15/29	227,255
229,000	UnitedHealth Group, Inc., 5.300%, 02/15/30	235,201
639,000	UnitedHealth Group, Inc., 5.150%, 07/15/34	644,065
		1,106,521
	INDUSTRIALS — 2.9%
	AEROSPACE & DEFENSE — 0.7%
859,000	Boeing Co., 4.875%, 05/01/25	857,159
197,000	Northrop Grumman Corp., 3.250%, 01/15/28	188,675
		1,045,834
	DIVERSIFIED INDUSTRIALS — 0.5%
828,000	Honeywell International, Inc., 4.750%, 02/01/32	828,745

	ELECTRICAL EQUIPMENT — 0.2%
299,000	Johnson Controls International PLC, 5.500%, 04/19/29	307,019

	MACHINERY — 0.3%
199,000	John Deere Capital Corp., 4.900%, 03/07/31	200,198
236,000	John Deere Capital Corp., 4.400%, 09/08/31	230,454
		430,652
	TRANSPORTATION & LOGISTICS — 1.2%
501,403	BNSF Railway Co. 2015-1 Pass Through Trust, 3.442%, 06/16/28(a)	479,474
997,000	Burlington Northern Santa Fe LLC, 4.550%, 09/01/44	896,357
4,000	Canadian Pacific Railway Co, 2.050%, 03/05/30	3,489
23,712	Union Pacific Railroad Co. 2005 Pass Through Trust, 5.082%, 01/02/29	23,652
164,001	Union Pacific Railroad Co. 2014-1 Pass Through Trust, 3.227%, 05/14/26	160,178
391,000	United Parcel Service, Inc., 5.150%, 05/22/34	397,485
		1,960,635
	REAL ESTATE — 0.3%
	REAL ESTATE INVESTMENT TRUSTS — 0.3%
449,000	American Tower Corp., 3.800%, 08/15/29	427,148

	TECHNOLOGY — 1.6%
	SEMICONDUCTORS — 0.3%
303,000	Broadcom Inc, 4.350%, 02/15/30	295,060
147,000	Intel Corp., 5.700%, 02/10/53	137,475
		432,535

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Principal Amount ($)		Fair Value
	CORPORATE BONDS (Continued)
	TECHNOLOGY (Continued)
	SOFTWARE — 0.5%
247,000	Oracle Corp., 2.300%, 03/25/28	$228,610
723,000	Oracle Corp., 3.600%, 04/01/40	576,168
		804,778
	TECHNOLOGY HARDWARE — 0.5%
557,000	Apple, Inc., 2.950%, 09/11/49	386,947
413,000	Cisco Systems Inc., 4.950%, 02/26/31	418,533
		805,480
	TECHNOLOGY SERVICES — 0.3%
200,000	International Business Machines Corp., 4.150%, 05/15/39	175,423
250,000	International Business Machines Corp., 1.700%, 10/01/52	233,257
		408,680
	UTILITIES — 3.9%
	ELECTRIC UTILITIES — 3.9%
394,000	Alabama Power Co., 3.450%, 10/01/49	288,607
129,000	Berkshire Hathaway Energy Co., 3.700%, 07/15/30	122,555
103,000	Consolidated Edison Company of New York, Inc., 5.700%, 05/15/54	106,597
1,470,000	Duke Energy Carolinas LLC, 5.300%, 02/15/40	1,471,523
342,000	Entergy Corp., 1.900%, 06/15/28	309,541
472,000	Florida Power & Light Co., 5.300%, 04/01/53	468,511
1,431,000	MidAmerican Energy Co., 4.250%, 07/15/49	1,216,580
627,000	NextEra Energy Capital Holdings, Inc., 4.900%, 02/28/28	630,103
136,000	NextEra Energy Capital Holdings, Inc., 2.250%, 06/01/30	118,493
263,000	Pacific Gas and Electric Co., 4.550%, 07/01/30	255,454
394,000	Tennessee Valley Authority, 4.250%, 09/15/52	346,312
707,000	Virginia Electric and Power Co., 5.450%, 04/01/53	702,535
		6,036,811
	TOTAL CORPORATE BONDS (Cost $43,269,480)	43,272,767

	MORTGAGE-BACKED SECURITIES — 49.7%
10,000	BBCMS Mortgage Trust 2017-C1 A4, 3.674%, 02/15/50	9,686
112,909	BBCMS Mortgage Trust 2022-C14, 1.727%, 02/18/55	108,729
84,053	Ellington Financial Mortgage Trust 2020-01, 2.006%, 05/25/65(a),(b)	82,667
599,988	EQUS 2021-EQAZ Mortgage Trust, 5.823%, 10/15/36(a),(b)	595,877
279,883	Fannie Mae Pool, 4.000%, 05/15/27	261,792
21,936	Fannie Mae Pool, 2.500%, 08/01/28	21,258
20,645	Fannie Mae Pool, 5.000%, 11/01/29	20,731
5,093	Fannie Mae Pool, 4.000%, 10/01/30	5,035
59,923	Fannie Mae Pool, 4.500%, 05/01/31	59,698
54,797	Fannie Mae Pool, 4.000%, 09/01/31	53,814
28,974	Fannie Mae Pool, 4.500%, 01/01/32	28,730
17,340	Fannie Mae Pool, 3.500%, 04/01/32	16,703

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Principal Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (Continued)
211,204	Fannie Mae Pool, 3.000%, 05/01/33	$199,867
55,330	Fannie Mae Pool, 4.500%, 05/01/34	54,893
71,500	Fannie Mae Pool, 4.000%, 06/01/34	69,819
112,014	Fannie Mae Pool, 3.500%, 08/01/34	107,553
12,490	Fannie Mae Pool, 3.500%, 10/01/34	11,980
112,721	Fannie Mae Pool, 3.500%, 12/01/34	108,048
3,989	Fannie Mae Pool, 3.500%, 05/01/35	3,797
37,152	Fannie Mae Pool, 3.500%, 11/01/35	35,660
80,307	Fannie Mae Pool, 4.000%, 11/01/35	78,758
272,190	Fannie Mae Pool, 2.000%, 05/01/36	243,423
21,467	Fannie Mae Pool, 1.500%, 10/01/36	18,737
416,662	Fannie Mae Pool, 2.000%, 03/01/37	374,151
18,536	Fannie Mae Pool, 2.500%, 04/01/37	16,829
89,568	Fannie Mae Pool, 4.000%, 07/01/37	86,891
50,171	Fannie Mae Pool, 3.500%, 08/01/37	47,636
93,322	Fannie Mae Pool, 3.500%, 10/13/37	85,438
81,671	Fannie Mae Pool, 3.500%, 12/01/37	78,486
73,926	Fannie Mae Pool, 4.000%, 12/01/37	72,575
80,726	Fannie Mae Pool, 4.000%, 06/01/38	79,072
6,750	Fannie Mae Pool, 4.000%, 03/01/39	6,433
281,588	Fannie Mae Pool, 3.000%, 01/01/40	257,460
48,631	Fannie Mae Pool, 4.500%, 07/01/40	47,248
280,788	Fannie Mae Pool, 2.000%, 08/01/40	238,062
62,679	Fannie Mae Pool, 4.000%, 09/01/40	60,185
3,225	Fannie Mae Pool, 4.000%, 09/01/40	3,074
181,388	Fannie Mae Pool, 2.500%, 10/01/40	158,382
262,336	Fannie Mae Pool, 3.000%, 10/01/40	236,292
233,467	Fannie Mae Pool, 2.000%, 11/01/40	197,459
167,481	Fannie Mae Pool, 2.000%, 01/01/41	141,430
4,770	Fannie Mae Pool, 4.000%, 01/01/41	4,547
23,260	Fannie Mae Pool, 4.000%, 01/01/41	22,169
43,553	Fannie Mae Pool, 4.000%, 01/01/41	41,510
354,045	Fannie Mae Pool, 2.500%, 02/01/41	307,820
323,504	Fannie Mae Pool, 1.500%, 03/01/41	263,556
198,801	Fannie Mae Pool, 2.500%, 03/01/41	172,968
8,026	Fannie Mae Pool, 3.000%, 05/01/41	7,194
18,498	Fannie Mae Pool, 2.000%, 07/01/41	15,642
422,496	Fannie Mae Pool, 2.500%, 09/01/41	366,804
474,464	Fannie Mae Pool, 2.500%, 10/01/41	413,388
8,394	Fannie Mae Pool, 4.000%, 10/01/41	8,000
263,633	Fannie Mae Pool, 2.500%, 11/01/41	228,877
1,004,164	Fannie Mae Pool, 2.000%, 08/01/42	844,877
16,893	Fannie Mae Pool, 3.000%, 09/01/42	15,072
307,224	Fannie Mae Pool, 3.500%, 09/01/42	284,234

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Principal Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (Continued)
157,479	Fannie Mae Pool, 3.000%, 04/01/43	$141,402
33,659	Fannie Mae Pool, 3.500%, 01/01/44	30,856
8,097	Fannie Mae Pool, 4.000%, 03/01/45	7,712
310,596	Fannie Mae Pool, 3.000%, 04/01/45	276,959
28,603	Fannie Mae Pool, 3.500%, 12/01/45	26,020
82,528	Fannie Mae Pool, 3.000%, 04/01/46	72,714
158,902	Fannie Mae Pool, 2.500%, 05/01/46	133,484
109,935	Fannie Mae Pool, 3.000%, 06/01/46	98,031
80,155	Fannie Mae Pool, 3.500%, 06/01/46	72,989
2,585	Fannie Mae Pool, 4.000%, 07/01/46	2,434
63,857	Fannie Mae Pool, 3.000%, 10/01/46	56,096
54,656	Fannie Mae Pool, 4.000%, 10/01/46	52,156
67,024	Fannie Mae Pool, 3.000%, 11/01/46	59,800
19,787	Fannie Mae Pool, 3.000%, 11/01/46	17,360
99,042	Fannie Mae Pool, 5.000%, 11/01/46	97,845
155,457	Fannie Mae Pool, 3.000%, 02/01/47	136,921
2,979	Fannie Mae Pool, 4.500%, 03/01/47	2,874
921,099	Fannie Mae Pool, 4.500%, 04/01/47	901,740
6,023	Fannie Mae Pool, 3.500%, 05/01/47	5,508
4,008	Fannie Mae Pool, 3.500%, 05/01/47	3,644
660,316	Fannie Mae Pool, 2.500%, 11/01/47	560,100
256,013	Fannie Mae Pool, 2.500%, 12/01/47	217,440
41,924	Fannie Mae Pool, 3.500%, 03/01/48	38,032
169,778	Fannie Mae Pool, 2.500%, 04/01/48	144,014
96,036	Fannie Mae Pool, 3.000%, 04/01/48	84,436
244,783	Fannie Mae Pool, 3.500%, 08/01/48	221,676
96,712	Fannie Mae Pool, 3.500%, 11/01/48	87,734
7,024	Fannie Mae Pool, 4.500%, 11/01/48	6,751
113,264	Fannie Mae Pool, 3.000%, 12/01/48	99,589
37,422	Fannie Mae Pool, 3.000%, 02/01/49	32,803
15,203	Fannie Mae Pool, 3.500%, 02/01/49	13,754
19,621	Fannie Mae Pool, 3.500%, 06/01/49	17,852
19,486	Fannie Mae Pool, 2.500%, 07/01/49	16,564
793,497	Fannie Mae Pool, 3.500%, 09/01/49	720,622
422,122	Fannie Mae Pool, 3.500%, 09/01/49	373,880
82,772	Fannie Mae Pool, 3.000%, 12/01/49	72,668
18,157	Fannie Mae Pool, 3.000%, 02/01/50	15,996
18,432	Fannie Mae Pool, 3.000%, 02/01/50	16,110
353,846	Fannie Mae Pool, 2.500%, 04/01/50	288,122
248,510	Fannie Mae Pool, 2.500%, 05/01/50	202,348
40,201	Fannie Mae Pool, 2.500%, 06/01/50	33,888
367,042	Fannie Mae Pool, 2.500%, 06/01/50	309,695
19,475	Fannie Mae Pool, 3.000%, 06/01/50	16,959
233,229	Fannie Mae Pool, 5.000%, 06/01/50	230,906

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Principal Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (Continued)
125,039	Fannie Mae Pool, 3.500%, 08/01/50	$114,155
129,395	Fannie Mae Pool, 2.500%, 10/01/50	108,930
17,573	Fannie Mae Pool, 2.000%, 01/01/51	14,166
1,416,950	Fannie Mae Pool, 4.500%, 01/01/51	1,363,993
381,432	Fannie Mae Pool, 2.500%, 02/01/51	319,629
336,730	Fannie Mae Pool, 2.500%, 02/01/51	283,444
276,645	Fannie Mae Pool, 2.000%, 03/01/51	224,275
22,228	Fannie Mae Pool, 2.500%, 03/01/51	18,607
25,663	Fannie Mae Pool, 2.000%, 05/01/51	20,520
25,178	Fannie Mae Pool, 2.500%, 05/01/51	21,165
669,081	Fannie Mae Pool, 2.500%, 06/01/51	563,481
366,726	Fannie Mae Pool, 2.500%, 06/01/51	308,218
1,193,691	Fannie Mae Pool, 2.500%, 07/01/51	1,001,717
697,312	Fannie Mae Pool, 2.500%, 08/01/51	586,628
27,205	Fannie Mae Pool, 2.500%, 10/01/51	22,747
251,192	Fannie Mae Pool, 2.500%, 10/01/51	208,998
29,337	Fannie Mae Pool, 3.000%, 11/01/51	25,519
26,725	Fannie Mae Pool, 3.000%, 12/01/51	23,476
255,513	Fannie Mae Pool, 2.000%, 01/01/52	206,077
257,110	Fannie Mae Pool, 3.000%, 01/01/52	222,347
302,627	Fannie Mae Pool, 3.500%, 01/01/52	272,390
425,370	Fannie Mae Pool, 2.000%, 02/01/52	344,634
548,223	Fannie Mae Pool, 2.000%, 02/01/52	441,611
362,912	Fannie Mae Pool, 3.000%, 02/01/52	317,593
87,432	Fannie Mae Pool, 3.000%, 02/01/52	76,168
326,730	Fannie Mae Pool, 3.500%, 02/01/52	293,340
40,911	Fannie Mae Pool, 2.000%, 03/01/52	33,057
25,339	Fannie Mae Pool, 5.000%, 09/01/52	24,703
325,738	Fannie Mae Pool, 6.500%, 01/01/53	334,603
1,543,760	Fannie Mae Pool, 6.000%, 06/01/53	1,554,330
569,350	Fannie Mae Pool, 4.000%, 07/01/53	529,332
403,386	Fannie Mae Pool, 6.000%, 09/01/53	411,357
514,807	Fannie Mae Pool, 5.500%, 03/01/54	513,635
27,848	Fannie Mae Pool, 5.500%, 08/01/54	27,707
58,691	Fannie Mae Pool, 4.500%, 04/01/56	56,363
151,103	Fannie Mae Pool, 4.000%, 07/01/56	140,109
307,630	Fannie Mae Pool, 4.500%, 08/01/56	295,428
74,026	Fannie Mae Pool, 5.500%, 09/01/56	75,951
538	Fannie Mae REMICS, 5.500%, 01/25/26	536
9,978	Fannie Mae REMICS, 1.250%, 01/25/28	9,557
2,477	Fannie Mae REMICS, 5.500%, 01/25/32	2,477
74,547	Fannie Mae REMICS, 4.000%, 04/25/33	73,240
2,654	Fannie Mae REMICS, 5.000%, 08/25/35	2,672
228,000	Fannie Mae REMICS, 3.500%, 10/25/37	218,843
31,327	Fannie Mae REMICS, 2.000%, 12/25/41	28,661

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Principal Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (Continued)
10,859	Fannie Mae REMICS, 5.745%, 05/25/42(b)	$10,827
102,320	Fannie Mae REMICS, 3.500%, 02/25/43	95,537
319,304	Fannie Mae REMICS, 3.000%, 06/25/43	311,505
1,643	Fannie Mae REMICS, 3.500%, 08/25/43	1,632
495,247	Fannie Mae REMICS, 5.500%, 06/25/44	501,158
93,066	Fannie Mae REMICS, 2.000%, 10/25/44	83,565
1,008,672	Fannie Mae REMICS, 6.000%, 10/25/44	1,037,670
48,529	Fannie Mae REMICS, 3.000%, 04/25/45	45,364
70,072	Fannie Mae REMICS, 3.500%, 09/25/48	66,345
43,186	Fannie Mae REMICS, 5.500%, 01/25/49	43,583
5,252	Fannie Mae REMICS, 3.000%, 02/25/49	4,765
56,680	Fannie Mae REMICS, 3.000%, 07/25/49	49,697
165,043	Fannie Mae REMICS, 2.000%, 03/25/50	137,021
558,301	Fannie Mae REMICS, 2.000%, 07/25/50	464,334
9,916	Fannie Mae REMICS, 1.000%, 02/25/51	7,429
520,385	Fannie Mae REMICS, 5.000%, 02/25/51	518,119
532,011	Fannie Mae REMICS, 5.000%, 07/25/51	526,526
378,793	Fannie Mae REMICS, 5.000%, 01/25/53	371,942
8,146	Fannie Mae REMICS, 3.500%, 06/25/53	7,749
1,945,000	Federal Farm Credit Banks Funding Corp., 1.570%, 09/23/30	1,657,510
868,000	Federal Farm Credit Banks Funding Corp., 1.670%, 03/03/31	731,507
264,000	Federal Farm Credit Banks Funding Corp., 1.880%, 06/16/31	223,688
851,000	Federal Farm Credit Banks Funding Corp., 1.790%, 07/21/31	715,025
864,000	Federal Farm Credit Banks Funding Corp., 1.730%, 09/02/31	720,015
852,000	Federal Farm Credit Banks Funding Corp., 5.230%, 08/20/32	851,131
985,000	Federal Farm Credit Banks Funding Corp., 2.150%, 03/14/33	811,101
235,000	Federal Farm Credit Banks Funding Corp., 2.000%, 04/14/33	190,736
116,000	Federal Farm Credit Banks Funding Corp., 2.480%, 01/19/34	96,382
2,159,000	Federal Farm Credit Banks Funding Corp., 5.470%, 08/14/34	2,158,767
1,488,000	Federal Farm Credit Banks Funding Corp., 5.650%, 08/14/34	1,491,508
906,000	Federal Farm Credit Banks Funding Corp., 2.430%, 11/16/34	738,745
1,057,000	Federal Farm Credit Banks Funding Corp., 1.680%, 09/17/35	778,852
76,000	Federal Farm Credit Banks Funding Corp., 5.600%, 08/05/39	76,307
845,000	Federal Home Loan Banks, 2.375%, 01/28/32	727,126
800,000	Federal Home Loan Banks, 2.350%, 02/09/32	687,899
1,265,000	Federal Home Loan Banks, 5.920%, 05/23/34	1,269,851
450,000	Federal Home Loan Banks, 5.250%, 03/11/44	471,374
594,000	Federal Home Loan Mortgage Corp., 1.500%, 10/29/32	471,807
2,534,000	Federal National Mortgage Association, 1.630%, 09/14/35	1,862,284
45,872	Freddie Mac Gold Pool, 4.500%, 05/01/31	45,701
12,796	Freddie Mac Gold Pool, 4.500%, 06/01/31	12,753
4,027	Freddie Mac Gold Pool, 4.000%, 09/01/31	3,959
2,980	Freddie Mac Gold Pool, 3.500%, 08/01/32	2,886
31,250	Freddie Mac Gold Pool, 3.500%, 06/01/33	30,088

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Principal Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (Continued)
87,426	Freddie Mac Gold Pool, 4.000%, 11/01/33	$85,584
44,529	Freddie Mac Gold Pool, 3.500%, 10/01/34	42,727
11,411	Freddie Mac Gold Pool, 3.500%, 07/01/36	10,868
18,754	Freddie Mac Gold Pool, 4.000%, 01/01/41	17,897
35,743	Freddie Mac Gold Pool, 3.000%, 11/01/42	31,909
72,989	Freddie Mac Gold Pool, 3.500%, 12/01/42	67,250
5,645	Freddie Mac Gold Pool, 3.000%, 11/01/46	4,970
220,963	Freddie Mac Gold Pool, 3.000%, 12/01/46	194,526
1,578,268	Freddie Mac Gold Pool, 3.000%, 12/01/46	1,386,463
121,473	Freddie Mac Gold Pool, 3.000%, 01/01/47	106,939
495,372	Freddie Mac Pool, 2.500%, 03/15/28	418,012
277,015	Freddie Mac Pool, 3.500%, 06/15/29	249,693
458,656	Freddie Mac Pool, 2.000%, 09/01/36	408,709
270,654	Freddie Mac Pool, 3.000%, 07/01/38	251,254
181,077	Freddie Mac Pool, 4.500%, 05/01/39	177,591
365,816	Freddie Mac Pool, 3.000%, 09/01/39	334,368
145,135	Freddie Mac Pool, 2.500%, 04/01/42	125,273
257,965	Freddie Mac Pool, 3.000%, 05/01/42	228,097
790,650	Freddie Mac Pool, 5.500%, 05/01/43	794,893
28,400	Freddie Mac Pool, 3.500%, 07/01/47	26,111
32,881	Freddie Mac Pool, 3.500%, 01/01/48	29,829
3,822	Freddie Mac Pool, 3.500%, 08/01/49	3,471
22,983	Freddie Mac Pool, 3.000%, 02/01/50	20,389
7,448	Freddie Mac Pool, 2.500%, 05/01/50	6,068
127,465	Freddie Mac Pool, 2.000%, 08/01/50	103,045
224,333	Freddie Mac Pool, 2.500%, 11/01/50	187,765
193,710	Freddie Mac Pool, 2.500%, 12/01/50	163,180
300,276	Freddie Mac Pool, 2.000%, 02/01/51	240,122
446,765	Freddie Mac Pool, 2.500%, 03/01/51	374,635
248,511	Freddie Mac Pool, 2.000%, 05/01/51	199,505
34,470	Freddie Mac Pool, 2.500%, 05/01/51	28,953
774,175	Freddie Mac Pool, 2.500%, 05/01/51	644,677
25,735	Freddie Mac Pool, 2.500%, 06/01/51	21,545
44,069	Freddie Mac Pool, 3.500%, 07/01/51	40,021
468,933	Freddie Mac Pool, 2.500%, 09/01/51	394,624
951,574	Freddie Mac Pool, 3.500%, 09/01/51	864,217
390,730	Freddie Mac Pool, 2.000%, 11/01/51	311,720
463,232	Freddie Mac Pool, 3.000%, 12/01/51	400,370
211,791	Freddie Mac Pool, 2.500%, 02/01/52	177,030
506,473	Freddie Mac Pool, 2.500%, 04/01/52	420,667
293,911	Freddie Mac Pool, 3.500%, 05/01/52	263,323
442,591	Freddie Mac Pool, 3.000%, 08/01/52	385,065
397,904	Freddie Mac Pool, 4.000%, 09/01/52	368,557
1,358,000	Freddie Mac Pool, 4.000%, 11/01/52	1,257,082

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Principal Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (Continued)
507,694	Freddie Mac Pool, 5.000%, 12/01/52	$506,295
558,261	Freddie Mac Pool, 6.000%, 02/01/53	568,512
354,315	Freddie Mac Pool, 6.000%, 05/01/53	358,480
274,556	Freddie Mac Pool, 5.500%, 06/01/53	272,214
22,566	Freddie Mac Pool, 6.000%, 08/01/53	22,720
436,367	Freddie Mac Pool, 5.500%, 09/01/53	437,313
22,677	Freddie Mac Pool, 6.500%, 11/01/53	23,421
13,881	Freddie Mac Pool, 5.000%, 04/01/54	13,518
2,123	Freddie Mac REMICS, 4.500%, 09/15/25	2,115
51,735	Freddie Mac REMICS, 3.500%, 08/15/27	51,373
63,834	Freddie Mac REMICS, 3.000%, 08/15/40	62,707
11,531	Freddie Mac REMICS, 2.000%, 12/15/41	10,706
20,620	Freddie Mac REMICS, 2.000%, 06/25/42	19,298
37,836	Freddie Mac REMICS, 3.000%, 05/15/43	36,894
11,076	Freddie Mac REMICS, 3.000%, 11/15/43	10,894
107,854	Freddie Mac REMICS, 2.000%, 03/25/44	100,699
141,615	Freddie Mac REMICS, 3.000%, 08/15/44	135,449
255,683	Freddie Mac REMICS, 2.000%, 05/25/46	224,110
258,998	Freddie Mac REMICS, 3.000%, 06/25/48	235,025
1,534	Freddie Mac REMICS, 2.500%, 10/25/48	1,375
789,325	Freddie Mac REMICS, 1.500%, 02/25/49	634,026
111,634	Freddie Mac REMICS, 1.000%, 04/25/49	90,123
1,669,276	Freddie Mac REMICS, 5.500%, 09/25/49	1,682,101
48,866	Freddie Mac REMICS, 1.000%, 01/25/50	36,069
368,705	Freddie Mac REMICS, 1.000%, 09/25/50	283,202
18,808	Freddie Mac REMICS, 0.750%, 12/25/50	13,955
41,725	Freddie Mac REMICS, 2.000%, 01/25/51	33,500
149,645	Freddie Mac REMICS, 3.250%, 04/15/53	144,787
30,904	Freddie Mac REMICS, 3.000%, 01/15/55	29,904
81,082	Freddie Mac Structured Pass-Through Certificates, 6.523%, 07/25/44 (12MTA + 140bps)(b)	77,546
13,056	Freddie Mac Structured Pass-Through Certificates, 6.323%, 10/25/44 (12MTA + 120bps)(b)	11,847
62	Ginnie Mae I Pool, 4.000%, 11/15/24	62
283,507	Ginnie Mae I Pool, 3.020%, 09/15/41	250,373
265,355	Ginnie Mae I Pool, 3.000%, 08/15/45	235,943
35,920	Ginnie Mae II Pool, 3.500%, 04/20/27	35,484
13,064	Ginnie Mae II Pool, 3.500%, 07/20/27	12,855
463,707	Ginnie Mae II Pool, 3.500%, 12/20/34	443,123
2,144	Ginnie Mae II Pool, 5.000%, 06/20/48	2,125
46,994	Ginnie Mae II Pool, 5.000%, 07/20/48	46,641
393,247	Ginnie Mae II Pool, 3.500%, 01/20/50	358,405
566,681	Ginnie Mae II Pool, 2.000%, 02/20/51	451,547
1,842,471	Ginnie Mae II Pool, 2.000%, 03/20/51	1,477,128
223,144	Ginnie Mae II Pool, 2.000%, 04/20/51	177,806
457,910	Ginnie Mae II Pool, 2.500%, 09/20/51	381,112

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Principal Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (Continued)
792,382	Ginnie Mae II Pool, 3.000%, 03/20/52	$693,890
346,598	Ginnie Mae II Pool, 5.500%, 09/01/53(b)	346,965
499,738	Ginnie Mae II Pool, 6.000%, 09/20/53	506,272
20	Government National Mortgage Association, 5.000%, 12/20/27	20
400,394	Government National Mortgage Association, 5.500%, 11/20/33	401,093
3,825	Government National Mortgage Association, 5.500%, 08/20/35	3,905
936	Government National Mortgage Association, 4.000%, 05/20/39	902
214,916	Government National Mortgage Association, 6.000%, 03/20/42	217,238
75,244	Government National Mortgage Association, 2.750%, 06/20/42	72,654
4,925	Government National Mortgage Association, 2.250%, 09/16/44	4,792
29,036	Government National Mortgage Association, 6.000%, 11/20/44	29,344
553,326	Government National Mortgage Association, 2.000%, 03/20/45	496,840
300,820	Government National Mortgage Association, 3.500%, 07/20/45	276,271
7,550	Government National Mortgage Association, 2.500%, 10/20/45	7,377
14,032	Government National Mortgage Association, 2.500%, 09/20/46	13,415
24,954	Government National Mortgage Association, 5.000%, 08/20/47	24,855
349,346	Government National Mortgage Association, 2.000%, 03/20/50	289,277
121,471	Government National Mortgage Association, 1.000%, 08/20/50	92,078
145,238	Government National Mortgage Association, 1.250%, 05/20/51	112,753
1,560,872	Government National Mortgage Association, 1.750%, 09/20/51	1,323,185
238,000	Government National Mortgage Association, 2.500%, 10/20/51	196,366
31,924	Government National Mortgage Association, 3.500%, 01/20/52	30,540
17,485	Government National Mortgage Association, 5.000%, 07/20/53	17,494
540,000	Government National Mortgage Association, 5.000%, 01/20/54	528,859
532,018	Government National Mortgage Association, 5.500%, 02/20/54	535,861
413,000	Morgan Stanley Capital I Trust 2016-UBS12, 3.596%, 12/17/49	397,145
337,000	Morgan Stanley Capital I Trust 2016-UBS9, 3.594%, 03/17/49	329,278
925,000	PSMC 2020-3 Trust, 3.000%, 11/25/50(a),(b)	745,340
430,000	RLGH Trust 2021-TROT, 5.718%, 04/15/36(a),(b)	427,114
71,616	Seasoned Credit Risk Transfer Trust, 2.000%, 11/25/60	62,456
334,000	UBS Commercial Mortgage Trust, 2.921%, 10/18/52	299,751
421,811	UMBS Freddie Mac Pool, 5.000%, 07/01/53	416,756
160,000	Wells Fargo Commercial Mortgage Trust 2016-C35, 2.931%, 07/17/48	154,549
351,000	Wells Fargo Commercial Mortgage Trust 2017-RB1, 3.635%, 03/15/50	334,712
140,298	Wells Fargo Commercial Mortgage Trust 2021-SAVE, 6.068%, 02/15/40(a),(b)	139,472
	TOTAL MORTGAGE-BACKED SECURITIES (Cost $80,912,539)	77,648,254

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Principal Amount ($)		Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 1.8%
	GOVERNMENT GUARANTEED — 0.2%
269,000	Israel Government Aid Bond, 5.500%, 09/18/33	$287,091

	SUPRANATIONAL — 1.6%
546,000	International Bank for Reconstruction & Development, 5.750%, 06/27/33	546,573
390,000	International Bank for Reconstruction & Development, 5.750%, 08/26/33	390,875
2,058,000	International Bank for Reconstruction & Development, 2.700%, 12/28/37	1,615,276
		2,552,724
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $3,150,686)	2,839,815

	U.S. GOVERNMENT & AGENCIES — 14.9%
	U.S. TREASURY BONDS — 7.7%
1,017,000	United States Treasury Bond, 2.750%, 11/15/42	788,453
4,103,000	United States Treasury Bond, 4.250%, 02/15/54	3,947,855
1,596,000	United States Treasury Note/Bond, 3.375%, 09/15/27	1,564,267
2,533,000	United States Treasury Note/Bond, 3.625%, 09/30/31	2,442,960
3,376,000	United States Treasury Note/Bond, 4.125%, 08/15/44	3,170,803
		11,914,338
	U.S. TREASURY NOTES — 7.2%
2,987,000	United States Treasury Bond, 4.625%, 05/15/54	3,059,341
1,563,000	United States Treasury Note, 4.000%, 07/31/29	1,552,804
1,911,000	United States Treasury Note, 3.875%, 08/15/34	1,849,191
921,000	United States Treasury Note/Bond, 2.125%, 05/31/26	892,219
4,066,000	United States Treasury Note/Bond, 3.500%, 09/30/29	3,949,420
		11,302,975
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $23,615,353)	23,217,313

Shares
	SHORT-TERM INVESTMENTS — 2.2%
2,926,780	First American Treasury Obligations Fund, Class X, 4.91%(c)	3,364,211
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,364,211)	3,364,211

	TOTAL INVESTMENTS — 99.9% (Cost $160,016,241)	$156,006,808
	Other Assets in Excess of Liabilities — 0.1%	235,916
	NET ASSETS — 100.0%	$156,242,724

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2024 the total market value of 144A securities is 5,759,291 or 3.7% of net assets.
(b)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2024.

REMIC - Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund

SCHEDULE OF INVESTMENTS

October 31, 2024

Shares		Fair Value
	COMMON STOCKS — 11.7%
	COMMUNICATIONS — 0.4%
	INTERNET MEDIA & SERVICES — 0.4%
1,709	Meta Platforms, Inc., Class A	$969,994
	TOTAL COMMUNICATIONS	969,994

	ENERGY — 0.4%
	OIL & GAS PRODUCERS — 0.4%
8,089	Exxon Mobil Corp.	944,633
	TOTAL ENERGY	944,633

	FINANCIALS — 0.9%
	ASSET MANAGEMENT — 0.4%
2,057	Ameriprise Financial, Inc.	1,049,687

	SPECIALTY FINANCE — 0.5%
3,707	American Express Co.	1,001,187
	TOTAL FINANCIALS	2,050,874

	INDUSTRIALS — 1.9%
	ELECTRICAL EQUIPMENT — 0.9%
6,087	Eaton Corp. PLC	2,018,328

	INDUSTRIAL SUPPORT SERVICES — 0.5%
1,274	United Rentals, Inc.	1,035,507

	MACHINERY — 0.5%
1,614	Parker-Hannifin Corp.	1,023,389
	TOTAL INDUSTRIALS	4,077,224

	MATERIALS — 2.0%
	METALS & MINING — 2.0%
13,773	Agnico Eagle Mines Ltd.	1,188,472
51,186	Alamos Gold, Inc., Class A	1,032,933
21,709	Newmont Corp.	986,457
18,582	Wheaton Precious Metals Corp.	1,226,598
		4,434,460
	TOTAL MATERIALS	4,434,460

	REAL ESTATE — 3.3%
	REIT — 2.3%
7,433	Prologis, Inc.	839,483
15,578	Realty Income Corp.	924,866
5,733	Simon Property Group, Inc.	969,565
29,004	VICI Properties, Inc.	921,167
8,016	Welltower, Inc.	1,081,198
		4,736,279

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Shares		Fair Value
	COMMON STOCKS (Continued)
	REAL ESTATE (Continued)
	SPECIALIZED REITS — 1.0%
6,334	Digital Realty Trust, Inc.	$1,128,909
1,163	Equinix, Inc.	1,056,097
		2,185,006
	TOTAL REAL ESTATE	6,921,285

	TECHNOLOGY — 2.8%
	IT SERVICES — 1.0%
11,957	Fidelity National Information Services, Inc.	1,072,902
7,190	Paychex, Inc.	1,001,783
		2,074,685
	SEMICONDUCTORS — 0.9%
11,660	Broadcom, Inc.	1,979,518

	TECHNOLOGY HARDWARE — 0.5%
2,237	Motorola Solutions, Inc.	1,005,196

	TECHNOLOGY SERVICES — 0.4%
2,744	Accenture PLC, Class A	946,186
	TOTAL TECHNOLOGY	6,005,585
	TOTAL COMMON STOCKS (Cost $24,493,446)	25,404,055

Principal Amount ($)
	ASSET BACKED SECURITIES — 9.8%
1,075,756	Aegis Asset Backed Securities Trust 2005-2, 5.689%, 06/25/35(a)	1,017,695
1,698,000	Aligned Data Centers Issuer LLC, 1.937%, 08/15/46(b)	1,604,327
253,397	Ameriquest Asset-Backed Pass-Through Certs, Series 2004-R2, 5.614%, 04/25/34(a)	250,132
1,000,000	Bain Capital Credit CLO 2022-4 Ltd., 6.027%, 10/16/37(a),(b)	1,000,468
2,635,000	BXP Trust 2017-CQHP, 5.701%, 11/15/34 (TSFR1M + 5pbs)(a),(b)	2,532,788
3,200,000	CyrusOne Data Centers Issuer I LLC, 4.500%, 05/20/29(b)	3,075,804
585,573	FBR Securitization Trust, 5.674%, 11/26/35(a)	577,395
2,342,500	GS Mortgage Securities Trust 2013-GC10 D, 4.537%, 02/10/46(a),(b)	2,278,011
2,280,000	HI-FI Music IP Issuer LP, 3.939%, 02/01/62(b)	2,193,013
166,181	HSI Asset Securitization Corp. Trust 2006-OPT3, 5.509%, 02/25/36(a)	163,418
974,163	Impac CMB Trust Series 2005-4 1M1, 5.614%, 05/25/35 (TSFR 1M + 11bps)(a)	919,036
186,798	JPMorgan Mortgage Acquisition Trust 2006-CH1, 5.449%, 07/25/36(a)	185,686
350,217	JPMorgan Mortgage Acquisition Trust 2007-CH3, 5.229%, 03/25/37(a)	345,261
298,404	Libra Solutions 2023-1 LLC, 7.000%, 02/15/25(b)	299,108
764,244	Long Beach Mortgage Loan Trust 2005-1, 6.244%, 02/25/35(a)	752,714
2,355,446	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17, 3.500%, 08/15/47(b)	2,281,713

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Principal Amount ($)		Fair Value
	ASSET BACKED SECURITIES (Continued)
529,607	Morgan Stanley Capital I Trust 2011-C2 D, 5.385%, 06/15/44(a),(b)	$524,441
1,000,000	Oaktree CLO 2022-3 Ltd., 6.036%, 10/15/37 (TSFR3M + 138bps)(a),(b)	999,965
390,421	Renaissance Home Equity Loan Trust 2005-3, 5.140%, 11/25/35	388,913
	TOTAL ASSET BACKED SECURITIES (Cost $21,206,633)	21,389,888

	CORPORATE BONDS — 34.1%
	COMMUNICATIONS — 1.0%
	ENTERTAINMENT CONTENT — 1.0%
2,500,000	Paramount Global, 6.250%, 02/28/57(a)	2,241,896

	CONSUMER DISCRETIONARY — 1.1%
	AUTOMOTIVE — 1.1%
2,371,000	General Motors Financial Co., Inc., 5.750%, Perpetual(a)	2,303,347

	ENERGY — 3.3%
	OIL & GAS PRODUCERS — 3.3%
2,000,000	Enbridge, Inc., 7.200%, 06/27/54 (H15T5Y + 297bps)(a)	2,070,852
3,000,000	Energy Transfer LP, 6.625%, Perpetual (US3M +416bps)(a)	2,947,886
2,000,000	South Bow Canadian Infrastructure Holdings Ltd., 7.500%, 03/01/55 (H15T5Y + 367bps)(a),(b)	2,078,426
		7,097,164
	FINANCIALS — 19.2%
	ASSET MANAGEMENT — 1.6%
4,000,000	UBS Group AG, 4.375%, Perpetual(a)	3,390,801

	BANKING — 13.5%
2,750,000	Citigroup, Inc., 4.150%, Perpetual(a)	2,637,067
3,100,000	Citizens Financial Group, Inc., 4.000%, Perpetual(a)	2,946,095
2,926,000	Comerica, Inc., 5.625%, Perpetual(a)	2,897,624
1,800,000	Commerzbank AG, 4.250%, Perpetual (EUSA5 +439bps)(a)	1,836,170
2,600,000	Deutsche Bank AG, 4.789%, Perpetual (USISOA05+436bps)(a)	2,538,192
4,385,000	ING Groep NV, 3.875%, Perpetual (H15T5Y + 286bps)(a)	3,906,382
2,700,000	KeyCorp, 5.000%, Perpetual(a)	2,602,075
1,650,000	Lloyds Banking Group PLC, 8.000%, Perpetual(a)	1,723,687
3,000,000	NatWest Group PLC, 4.600%, Perpetual(a)	2,503,342
2,000,000	PNC Financial Services Group, Inc., 3.400%, Perpetual (H15T5Y + 260bps)(a)	1,848,494
2,000,000	Svenska Handelsbanken AB, 4.750%, Perpetual(a)	1,815,025
2,149,000	US Bancorp, 3.700%, Perpetual (H15T5Y + 254bps)(a)	2,019,539
		29,273,692
	SPECIALTY FINANCE — 4.1%
3,112,000	Ally Financial, Inc., 4.700%, Perpetual (H15T5Y + 387bps)(a)	2,809,330
3,000,000	Capital One Financial Corp., 3.950%, Perpetual(a)	2,830,690
3,512,000	Discover Financial Services, 5.500%, Perpetual(a)	3,360,232
		9,000,252

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Principal Amount ($)		Fair Value
	CORPORATE BONDS (Continued)
	INDUSTRIALS — 0.9%
	MACHINERY — 0.9%
2,015,000	Stanley Black & Decker, Inc., 4.000%, 03/15/60 (H15T5Y + 266bps)(a)	$1,974,295

	UTILITIES — 8.6%
	ELECTRIC UTILITIES — 7.4%
2,377,000	Algonquin Power & Utilities, Corp., 4.750%, 01/18/82(a)	2,227,650
1,000,000	American Electric Power Co., Inc., 6.950%, 12/15/54 (H15T5Y + 268bps)(a)	1,049,173
4,000,000	American Electric Power Co., Inc., 3.875%, 02/15/62 (H15T5Y + 268bps)(a)	3,793,527
1,000,000	CMS Energy Corp., 4.750%, 06/01/50 (H15T5Y + 412bps)(a)	962,575
2,100,000	Duke Energy Corp., 3.250%, 01/15/82 (H15T5Y + 232bps)(a)	1,949,762
2,500,000	Emera, Inc., 6.750%, 06/15/76(a)	2,512,458
2,500,000	NextEra Energy Capital Holdings, Inc., 6.750%, 06/15/54 (H15T5Y + 246bps)(a)	2,624,085
1,040,000	Vistra Corp., 8.875%, 12/31/49 (H15T5Y + 505bps)(a)	1,112,675
		16,231,905
	GAS & WATER UTILITIES — 1.2%
2,500,000	AltaGas Ltd., 7.200%, 10/15/54 (H15T5Y + 357bps)(a),(b)	2,512,470
	TOTAL CORPORATE BONDS (Cost $67,358,177)	74,025,822

	MORTGAGE-BACKED SECURITIES — 34.5%
85,083	Colony Multifamily Mortgage Trust 2014-1, 7.516%, 02/20/29(a),(b)	84,735
3,989,829	Fannie Mae Pool, 3.500%, 10/01/51	3,581,864
2,550,005	Fannie Mae Pool, 2.500%, 05/01/52	2,128,686
2,034,004	Fannie Mae Pool, 3.000%, 07/01/52	1,756,427
2,367,240	Fannie Mae Pool, 5.000%, 07/01/52	2,305,525
916,033	Fannie Mae Pool, 6.000%, 10/01/53	922,436
1,514,837	Fannie Mae Pool, 6.000%, 10/01/53	1,530,882
3,661,764	Fannie Mae-Aces, 1.501%, 08/25/28(a)	140,532
1,374,561	Fannie Mae-Aces, 0.750%, 09/25/28	1,279,431
2,750,158	Fannie Mae-Aces, 1.373%, 03/26/29(a)	113,171
222,726	Fannie Mae-Aces, 1.000%, 11/25/33	219,639
19,238,136	Freddie Mac Multifamily Structured Pass Through Certificates, 1.108%, 01/25/26(a)	127,512
82,374	Freddie Mac Multifamily Structured Pass Through Certificates, 1.298%, 12/25/26	80,668
39,615,078	Freddie Mac Multifamily Structured Pass Through Certificates, 1.619%, 01/25/27(a)	986,701
30,000,000	Freddie Mac Multifamily Structured Pass Through Certificates, 0.609%, 03/25/27(a)	338,922
30,893,000	Freddie Mac Multifamily Structured Pass Through Certificates, 0.605%, 08/25/27(a)	370,997
776,672	Freddie Mac Multifamily Structured Pass Through Certificates, 1.679%, 12/25/27	728,679
120,740,375	Freddie Mac Multifamily Structured Pass Through Certificates, 0.261%, 09/25/28(a)	611,429
7,690,000	Freddie Mac Multifamily Structured Pass Through Certificates, 1.826%, 10/27/28	415,735
25,000,000	Freddie Mac Multifamily Structured Pass Through Certificates, 1.979%, 04/27/29(a)	1,014,125
7,570,000	Freddie Mac Multifamily Structured Pass Through Certificates, 1.914%, 04/25/30(a)	633,802
7,249,000	Freddie Mac Multifamily Structured Pass Through Certificates, 1.985%, 04/25/30(a)	629,809
17,133,663	Freddie Mac Multifamily Structured Pass Through Certificates, 1.524%, 07/25/30(a)	1,080,158
3,332,000	Freddie Mac Multifamily Structured Pass Through Certificates, 1.703%, 08/25/30(a)	261,197

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Principal Amount ($)		Fair Value
	MORTGAGE-BACKED SECURITIES (Continued)
3,455,000	Freddie Mac Multifamily Structured Pass Through Certificates, 2.822%, 10/25/30(a)	$464,119
125,870,000	Freddie Mac Multifamily Structured Pass Through Certificates, 0.154%, 05/25/33(a)	587,939
23,914,390	Freddie Mac Multifamily Structured Pass Through Certificates, 0.946%, 07/25/33(a)	940,228
1,835,000	Freddie Mac Multifamily Structured Pass Through Certificates, 3.287%, 04/25/48(a)	267,918
2,750,000	Freddie Mac Multifamily Structured Pass Through Certificates, 2.722%, 01/25/49(a)	345,806
1,715,000	Freddie Mac Multifamily Structured Pass Through Certificates, 2.710%, 02/25/49(a)	221,498
1,445,000	Freddie Mac Multifamily Structured Pass Through Certificates, 4.303%, 04/25/49(b)	1,417,041
295,058,466	Freddie Mac Multifamily Structured Pass Through Certificates, 0.100%, 11/25/49(b)	402,666
4,318,856	Freddie Mac Pool, 4.000%, 05/01/52	4,003,107
1,839,679	Freddie Mac Pool, 4.500%, 02/01/53	1,749,410
3,213,820	Freddie Mac Pool, 5.000%, 06/01/53	3,131,121
2,767,735	Freddie Mac Pool, 5.500%, 06/01/53	2,760,696
3,045,581	Freddie Mac Pool, 5.500%, 08/01/53	3,038,629
3,026,451	Freddie Mac Pool, 6.000%, 11/01/53	3,065,027
1,629,437	Freddie Mac Pool, 6.500%, 12/01/53	1,676,178
1,876,387	Ginnie Mae II Pool, 3.000%, 08/20/52	1,648,351
2,564,334	Ginnie Mae II Pool, 3.000%, 09/20/52	2,252,698
3,485,760	Ginnie Mae II Pool, 3.500%, 02/20/53	3,167,657
3,407,109	Ginnie Mae II Pool, 2.500%, 03/20/53	2,894,259
2,343,219	Government National Mortgage Association, 2.000%, 07/20/52	1,916,512
2,176,660	Government National Mortgage Association, 2.500%, 04/20/53	1,849,022
1,302,649	Government National Mortgage Association, 0.772%, 12/16/56(a)	49,183
17,146,443	Government National Mortgage Association, 1.271%, 09/16/60(a)	1,415,866
1,194,619	Government National Mortgage Association, 1.067%, 11/16/60(a)	91,305
19,486,187	Government National Mortgage Association Series 179 IO, 1.010%, 09/16/62(a)	1,418,405
11,370,313	Government National Mortgage Association, 0.975%, 05/16/63(a)	774,558
7,117,375	Government National Mortgage Association, 0.986%, 05/16/63(a)	503,666
15,902,435	Government National Mortgage Association, 0.992%, 05/16/63(a)	1,157,850
1,500,000	Independence Plaza Trust 2018-INDP, 4.158%, 07/12/35(b)	1,452,460
2,446,188	UMBS Fannie Mae Pool, 5.000%, 03/01/53	2,389,698
3,804,925	UMBS Fannie Mae Pool, 4.500%, 07/01/53	3,617,975
3,004,468	UMBS Freddie Mac Pool, 5.500%, 05/01/54	2,988,396
	TOTAL MORTGAGE-BACKED SECURITIES (Cost $75,155,477)	75,002,306

	U.S. GOVERNMENT & AGENCIES — 4.7%
	U.S. TREASURY INFLATION PROTECTED — 3.5%
3,605,000	United States Treasury Inflation Indexed Bonds, 2.125%, 04/15/29	3,708,951
3,720,000	United States Treasury Inflation Indexed Bonds, 1.750%, 01/15/34	3,738,913
		7,447,864
	U.S. TREASURY NOTES — 1.2%
2,665,000	United States Treasury Note/Bond, 4.875%, 05/31/26	2,691,494
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $10,027,367)	10,139,358

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund

SCHEDULE OF INVESTMENTS – Continued

October 31, 2024

Shares	Description	Contracts	Expiration Date	Exercise Price	Notional Value	Fair Value
	PURCHASED CALL OPTIONS — 0.3%
	E-mini S&P 500 Index	800	12/20/2024	$6,100	$229,540,000	620,000
	TOTAL PURCHASED CALL OPTIONS (Cost $1,445,000)					620,000

	SHORT-TERM INVESTMENTS — 3.7%
8,144,084	First American Treasury Obligations Fund, Class X, 4.91%(c)					$7,944,084
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,944,084)					7,944,084

	TOTAL INVESTMENTS — 98.8% (Cost $207,630,184)					$214,525,513
	Other Assets in Excess of Liabilities — 1.2%(d)					2,802,172
	NET ASSETS — 100.0%					$217,327,685

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of October 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.
(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2024 the total market value of 144A securities is $24,737,438 or 11.4% of net assets.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2024.
(d)	Includes cash held as margin for derivative contracts.

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund

SCHEDULE OF FUTURES CONTRACTS

October 31, 2024

Long Contracts	Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Future	146	12/20/2024	$16,128,438	$(497,144)
2-Year U.S. Treasury Note Future	86	12/31/2024	17,711,297	(147,807)
5-Year U.S. Treasury Note Future	582	12/31/2024	62,410,406	(1,358,958)
Japanese Yen Future	42	12/17/2024	3,471,825	(290,026)
				(2,293,935)

Short Contracts
CME Ultra Long Term U.S. Treasury Bond Future	(29)	12/20/2024	$(3,643,125)	$139,907
E-Mini S&P 500 Future	(130)	12/23/2024	(37,300,250)	986,898
Euro FX Future	(14)	12/17/2024	(1,905,750)	21,000
Ultra 10-Year U.S. Treasury Note Future	(66)	12/20/2024	(7,507,500)	321,782
US Treasury Long Bond Future	(197)	12/20/2024	(23,239,844)	1,118,375
				2,587,962

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund

SCHEDULE OF CREDIT DEFAULT SWAP AGREEMENTS

October 31, 2024

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS

Description	Fixed Deal (Pay) Rate	Maturity Date	Notional Value	Fair Value	Amortized Upfront Payments Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG SERIES 43*	1.00%	12/20/2029	$100,000,000	(2,133,275)	(2,198,321)	$65,046
						$65,046

*	Buy protection.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of October 31, 2024

	North Square Advisory Research Small Cap Value Fund	North Square Altrinsic International Equity Fund	North Square McKee Bond Fund	North Square Strategic Income Fund
Assets
Investments, at cost	$21,410,925	$115,263,745	$160,016,241	$207,630,184
Investments, at value	$25,508,131	$123,584,380	$156,006,808	$214,525,513
Cash at Broker for futures contracts	—	—	—	962,370
Cash at Broker for swap contracts	—	—	—	3,587,251
Unrealized appreciation from swap contracts	—	—	—	65,046
Receivable for fund shares sold	—	296	2,512	147,774
Receivable for investments sold	—	—	91,283	—
Dividends and interest receivable	2,840	278,941	1,052,366	1,693,325
Receivable for net variation margin on futures contracts	—	—	—	669,959
Tax reclaims receivable	—	272,198	—	1,099
Receivable from Adviser	—	—	649	—
Receivable for interest sold	—	—	254	—
Prepaid expenses	15,385	10,228	20,161	15,562
Total Assets	25,526,356	124,146,043	157,174,033	221,667,899

Liabilities
Bank overdraft	—	2,814	29,408	—
Premiums received from swaps	—	—	—	2,198,321
Swap interest payable	—	—	—	116,667
Payable for fund shares redeemed	1	4,820	—	148,999
Payable for investments purchased	—	—	831,310	1,652,370
Due to Adviser (Note 4)	9,804	68,515	—	103,643
Distribution fees (Note 8)	—	—	—	640
Shareholder servicing fees (Note 7)	686	7,190	—	22,839
Fund administration fees	5,816	18,353	16,951	26,985
Due to Trustees	—	396	93	426
Other accrued expenses	11,129	53,424	53,547	69,324
Total Liabilities	27,436	155,512	931,309	4,340,214

Net Assets	$25,498,920	$123,990,531	$156,242,724	$217,327,685

Net Assets consist of:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$21,183,949	$109,830,226	$172,179,019	$213,366,016
Accumulated earnings (deficits)	4,314,971	14,160,305	(15,936,295)	3,961,669
Net Assets	$25,498,920	$123,990,531	$156,242,724	$217,327,685

Class A:(a)
Net assets applicable to shares outstanding				$3,142,850
Shares of beneficial interest issued and outstanding				335,779
Net asset value, redemption and offering price per share				$9.36
Maximum offering price to public				$9.72

Class I:
Net assets applicable to shares outstanding	$25,498,920	$123,990,531	$2,772,712	$214,184,835
Shares of beneficial interest issued and outstanding	1,979,999	10,773,328	317,073	22,879,391
Net asset value, redemption and offering price per share	$12.88	$11.51	$8.74	$9.36

Class R6:
Net assets applicable to shares outstanding			$153,470,012
Shares of beneficial interest issued and outstanding			17,427,432
Net asset value, redemption and offering price per share			$8.81

(a)	A sales charge of 3.75% will be imposed on investments less than $1,000,000. A contingent deferred sales charge of 1.00% on investments over $1,000,000 will be imposed on certain such redemptions of shares within 12 months of the date of purchase.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2024

	North Square Advisory Research Small Cap Value Fund	North Square Altrinsic International Equity Fund	North Square McKee Bond Fund	North Square Strategic Income Fund
Investment Income
Dividend income	$231,783	$3,557,655	$106,456	$784,153
Interest income	20,910	251,842	5,214,632	8,183,643
Foreign dividend taxes withheld	—	(358,926)	—	(4,851)
Total investment income	252,693	3,450,571	5,321,088	8,962,945

Expenses
Adviser fees (Note 4)	164,016	967,589	288,633	1,194,659
Registration fees	30,853	42,817	78,230	70,238
Fund administration fees	18,906	87,661	84,671	121,275
Custody fees	9,680	48,752	21,340	24,945
Fund accounting fees	7,499	7,501	8,500	16,499
Legal fees	5,293	25,832	24,083	36,376
Audit fees	4,590	24,479	23,694	32,576
Trustees’ fees and expenses	3,599	18,660	18,652	25,391
Shareholder reporting fees	2,578	9,675	8,897	20,680
Shareholder servicing fees - Class I (Note 7)	2,343	72,567	142	118,086
Chief compliance officer fees (Note 4)	1,570	8,218	7,713	11,199
Transfer agent fees and expenses	958	2,208	1,147	1,674
Pricing	917	13,808	77,101	24,871
Insurance	812	4,866	4,009	7,202
Shareholder servicing fees - Class A (Note 7)	20	161	—	2,961
Distribution fees - Class A (Note 8)	—	—	—	4,935
Interest expense	—	615	1,892	484
Other expenses	13,064	28,352	29,832	39,688
Total expenses	266,698	1,363,761	678,536	1,753,739
Fees contractually waived by Adviser	(46,346)	(189,973)	(337,296)	(212,414)
Net operating expenses	220,352	1,173,788	341,240	1,541,325
Net investment income	32,341	2,276,783	4,979,848	7,421,620

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	1,922,555	4,676,248	(1,382,432)	6,517,191
Written options	—	—	—	(577,686)
Purchased options	—	—	—	10,202,663
Futures contracts	—	—	—	(8,159,612)
Swaps contracts	—	—	—	(368,334)
Foreign currency	—	(23,708)	—	1,121
Net realized gain (loss)	1,922,555	4,652,540	(1,382,432)	7,615,343
Net change in unrealized appreciation (depreciation) on:
Investments	5,065,744	11,773,770	8,778,797	12,602,879
Purchased options	—	—	—	(905,000)
Futures contracts	—	—	—	669,249
Swap contracts	—	—	—	65,046
Foreign currency	—	3,637	—	—
Net change in unrealized appreciation	5,065,744	11,777,407	8,778,797	12,432,174
Net realized and change in unrealized gain on investments and foreign currency	6,988,299	16,429,947	7,396,365	20,047,517
Net increase in net assets resulting from operations	$7,020,640	$18,706,730	$12,376,213	$27,469,137

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	North Square Advisory Research Small Cap Value Fund		North Square Altrinsic International Equity Fund
	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$32,341	$177,062	$2,276,783	$1,778,998
Net realized gain (loss) on investments and foreign currency transactions	1,922,555	(1,503,431)	4,652,540	673,072
Net change in unrealized appreciation on investments and foreign currency translations	5,065,744	740,959	11,777,407	6,609,838
Net increase (decrease) in net assets resulting from operations	7,020,640	(585,410)	18,706,730	9,061,908

Distributions to Shareholders
Class I	(176,974)	(1,298,708)	(1,865,124)	(1,012,568)
Total distributions	(176,974)	(1,298,708)	(1,865,124)	(1,012,568)

Capital Transactions - Class I
Proceeds from shares sold	3,631,975	113,053	6,663,191	40,742,334
Reinvestment of distributions	176,974	1,298,708	1,865,124	920,902
Amount paid for shares redeemed	(2,239,433)	(3,308,516)	(9,354,057)	(2,306,091)
Total Class I	1,569,516	(1,896,755)	(825,742)	39,357,145
Net increase (decrease) in net assets resulting from capital transactions	1,569,516	(1,896,755)	(825,742)	39,357,145
Total Increase (Decrease) in Net Assets	8,413,182	(3,780,873)	16,015,864	47,406,485

Net Assets
Beginning of year	17,085,738	20,866,611	107,974,667	60,568,182
End of year	$25,498,920	$17,085,738	$123,990,531	$107,974,667

Share Transactions - Class I
Shares sold	311,821	11,482	599,622	4,030,452
Shares issued in reinvestment of distributions	15,456	138,526	174,148	96,103
Shares redeemed	(183,853)	(336,751)	(851,555)	(222,848)
Total Class I	143,424	(186,743)	(77,785)	3,903,707

Net increase (decrease) in shares outstanding	143,424	(186,743)	(77,785)	3,903,707

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square McKee Bond Fund		North Square Strategic Income Fund
	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$4,979,848	$3,495,243	$7,421,620	$6,661,239
Net realized gain (loss) on investments	(1,382,432)	(5,045,601)	7,615,343	(10,180,960)
Net change in unrealized appreciation on investments	8,778,797	1,712,146	12,432,174	1,504,489
Net increase (decrease) in net assets resulting from operations	12,376,213	161,788	27,469,137	(2,015,232)

Distributions to Shareholders
From earnings:
Class A	—	—	(73,773)	(4,100)
Class I	(61,815)	(49,830)	(6,942,883)	(5,222,210)
Class R6	(4,982,563)	(3,508,324)
From return of capital:
Class A	—	—	—	(1,661)
Class I	—	—	—	(1,446,226)
Total distributions	(5,044,378)	(3,558,154)	(7,016,656)	(6,674,197)

Capital Transactions - Class A(a)
Proceeds from shares sold			2,596,881	425,520
Reinvestment of distributions			72,664	5,761
Amount paid for shares redeemed			(101,805)	(4,498)
Total Class A			2,567,740	426,783

Capital Transactions - Class I
Proceeds from shares sold	2,764,829	5,735,885	90,230,819	101,927,590
Reinvestment of distributions	61,816	49,934	6,815,581	6,548,802
Amount paid for shares redeemed	(319,394)	(5,429,301)	(45,564,830)	(71,013,141)
Total Class I	2,507,251	356,518	51,481,570	37,463,251

Capital Transactions - Class R6
Proceeds from shares sold	65,448,468	8,876,820
Reinvestment of distributions	4,333,394	3,077,688
Amount paid for shares redeemed	(23,359,887)	(16,531,761)
Total Class R6	46,421,975	(4,577,253)
Net increase (decrease) in net assets resulting from capital transactions	48,929,226	(4,220,735)	54,049,310	37,890,034
Total Increase (Decrease) in Net Assets	56,261,061	(7,617,101)	74,501,791	29,200,605

Net Assets
Beginning of year	99,981,663	107,598,764	142,825,894	113,625,289
End of year	$156,242,724	$99,981,663	$217,327,685	$142,825,894

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square McKee Bond Fund		North Square Strategic Income Fund
	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023
Share Transactions - Class A(a)
Shares sold			289,215	49,259
Shares issued in reinvestment of distributions			7,960	680
Shares redeemed			(10,815)	(520)
Total Class A			286,360	49,419

Share Transactions - Class I
Shares sold	315,451	653,356	9,889,992	11,563,128
Shares issued in reinvestment of distributions	7,054	5,716	752,420	756,054
Shares redeemed	(37,100)	(633,096)	(5,096,043)	(8,195,001)
Total Class I	285,405	25,976	5,546,369	4,124,181

Share Transactions - Class R6
Shares sold	7,469,975	1,025,551
Shares issued in reinvestment of distributions	493,049	355,603
Shares redeemed	(2,676,162)	(1,889,456)
Total Class R6	5,286,862	(508,302)

Net increase (decrease) in shares outstanding	5,572,267	(482,326)	5,832,729	4,173,600

(a)	For the period February 28, 2023 (commencement of operations) to October 31, 2023.

See accompanying Notes to Financial Statements.

North Square Advisory Research Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Class I

(For a share outstanding during each year)

	For the Years Ended October 31,
	2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$9.30	$10.31	$12.21	$9.33	$11.63

Investment operations:
Net investment income(a)	0.02	0.09	— (b)	0.04	0.08
Net realized and unrealized gain (loss)	3.66	(0.45)	(1.02)	3.95	(1.11)
Total from investment operations	3.68	(0.36)	(1.02)	3.99	(1.03)

Less distributions:
Net investment income	(0.10)	(0.01)	(0.03)	(0.10)	(0.07)
From net realized gains	—	(0.64)	(0.85)	(1.01)	(1.20)
Total distributions	(0.10)	(0.65)	(0.88)	(1.11)	(1.27)

Net asset value, end of year	$12.88	$9.30	$10.31	$12.21	$9.33

Total Return(c)	39.67%	(3.51)%	(9.05)%	46.09%	(10.63)%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$25,499	$17,086	$20,867	$10,111	$4,378
Ratio of expenses to average net assets:
Before fees waived	1.14%	1.25%	1.24%	1.63%	1.97%
After fees waived	0.94%	0.94%	0.94%	0.95%	0.97	%(d)
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.06)%	0.60%	(0.29)%	(0.34)%	(0.21)%
After fees waived	0.14%	0.90%	0.01%	0.34%	0.79%
Portfolio turnover rate	52%	45%	107%	45%	49%

(a)	Based on average shares outstanding for the period.
(b)	Rounds to less than $0.005 per share.
(c)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	The annual net expense ratio changed from 1.00% to 0.95% of net assets as of the close of business on February 21, 2020.

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund

FINANCIAL HIGHLIGHTS

Class I

(For a share outstanding during each period)

	For the Years Ended October 31,			For the Period Ended October 31,
	2024	2023	2022	2021(a)
Selected Per Share Data:
Net asset value, beginning of period	$9.95	$8.72	$10.88	$10.00

Investment operations:
Net investment income(b)	0.21	0.19	0.16	0.13
Net realized and unrealized gain (loss)	1.52	1.18	(2.12)	0.76
Total from investment operations	1.73	1.37	(1.96)	0.89

Less distributions:
Net investment income	(0.17)	(0.14)	(0.09)	(0.01)
From net realized gains	—	—	(0.11)	—
Total distributions	(0.17)	(0.14)	(0.20)	(0.01)

Net asset value, end of period	$11.51	$9.95	$8.72	$10.88

Total Return(c)	17.53%	15.83%	(18.30)%	8.88	%(d)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$123,991	$107,975	$60,568	$44,733
Ratio of expenses to average net assets:
Before fees waived	1.13%	1.17%	1.29%	1.43	%(e)
After fees waived	0.97%	0.97%	0.97%	0.97	%(e)
Ratio of net investment income to average net assets:
Before fees waived	1.73%	1.70%	1.37%	0.92	%(e)
After fees waived	1.88%	1.90%	1.69%	1.38	%(e)
Portfolio turnover rate	25%	27%	23%	22	%(d)

(a)	For the period December 4, 2020 (commencement of operations) to October 31, 2021.
(b)	Based on average shares outstanding for the period.
(c)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund

FINANCIAL HIGHLIGHTS

Class I

(For a share outstanding during each period)

	For the Years Ended October 31,				For the Period Ended October 31,
	2024		2023	2022	2021(a)
Selected Per Share Data:
Net asset value, beginning of period	$8.18		$8.48	$9.84	$9.89

Investment operations:
Net investment income(b)	0.35		0.25	0.14	0.01
Net realized and unrealized gain (loss)	0.57		(0.26)	(1.34)	(0.02)
Total from investment operations	0.92		(0.01)	(1.20)	(0.01)

Less distributions:
Net investment income	(0.36)		(0.29)	(0.16)	(0.04)
Total distributions	(0.36)		(0.29)	(0.16)	(0.04)

Net asset value, end of period	$8.74		$8.18	$8.48	$9.84

Total Return(c)	11.37%		(0.19)%	(12.33)%	(0.12	)%(d)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,773		$259	$48	$10
Ratio of expenses to average net assets:
Before fees waived	0.58%		0.58%	0.77%	0.64	%(e)
After fees waived	0.47%		0.47%	0.47%	0.47	%(e)
Ratio of net investment income to average net assets:
Before fees waived	3.86%		2.78%	1.28%	0.13	%(e)
After fees waived	3.98%		2.90%	1.58%	0.30	%(e)
Portfolio turnover rate	171	%(f)	104%	129%	321	%(d)(f)

(a)	For the period May 19, 2021 (commencement of operations) to October 31, 2021.
(b)	Based on average shares outstanding for the period.
(c)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Annualized.
(f)	Securities purchased in-kind were excluded from the computation of the ratio.

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund

FINANCIAL HIGHLIGHTS

Class R6

(For a share outstanding during each period)

	For the Years Ended October 31,				For the Period Ended October 31,
	2024		2023	2022	2021(a)
Selected Per Share Data:
Net asset value, beginning of period	$8.21		$8.50	$9.84	$10.00

Investment operations:
Net investment income(b)	0.36		0.29	0.13	0.03
Net realized and unrealized gain (loss)	0.60		(0.29)	(1.31)	(0.13)
Total from investment operations	0.96		—	(1.18)	(0.10)

Less distributions:
Net investment income	(0.36)		(0.29)	(0.16)	(0.06)
Total distributions	(0.36)		(0.29)	(0.16)	(0.06)

Net asset value, end of period	$8.81		$8.21	$8.50	$9.84

Total Return(c)	11.83%		(0.07)%	(12.14)%	0.91	%(d)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$153,470		$99,723	$107,550	$139,281
Ratio of expenses to average net assets:
Before fees waived	0.56%		0.56%	0.58%	0.73	%(e)
After fees waived	0.28%		0.28%	0.28%	0.28	%(e)
Ratio of net investment income (loss) to average net assets:
Before fees waived	3.85%		3.03%	1.08%	(0.04	)%(e)
After fees waived	4.14%		3.31%	1.38%	0.41	%(e)
Portfolio turnover rate	171	%(f)	104%	129%	321	%(d)(f)

(a)	For the period December 28, 2020 (commencement of operations) to October 31, 2021.
(b)	Based on average shares outstanding for the period.
(c)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Annualized.
(f)	Securities purchased in-kind were excluded from the computation of the ratio.

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund

FINANCIAL HIGHLIGHTS

Class A

(For a share outstanding during each period)

	For the Year Ended October 31,	For the Period Ended October 31,
	2024	2023(a)
Selected Per Share Data:
Net asset value, beginning of period	$8.21	$8.85

Investment operations:
Net investment income(b)	0.36	0.25
Net realized and unrealized gain (loss)	1.13	(0.64)
Total from investment operations	1.49	(0.39)

Less distributions:
Net investment income	(0.34)	(0.17)
Return of capital	—	(0.08)
Total distributions	(0.34)	(0.25)

Net asset value, end of period	$9.36	$8.21

Total Return(c)	18.42%	(4.48	)%(d)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,143	$406
Ratio of expenses to average net assets:
Before fees waived	1.35%	1.30	%(e)
After fees waived	1.15%	1.15	%(e)
Ratio of net investment income to average net assets:
Before fees waived	3.75%	4.28	%(e)
After fees waived	3.96%	4.41	%(e)
Portfolio turnover rate	115%	152	%(d)

(a)	For the period February 28, 2023 (commencement of operations) to October 31, 2023.
(b)	Based on average shares outstanding for the period.
(c)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund

FINANCIAL HIGHLIGHTS

Class I

(For a share outstanding during each year)

	For the Years Ended October 31,
	2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of year	$8.22	$8.60	$10.09	$9.99	$9.53

Investment operations:
Net investment income(a)	0.39	0.38	0.27	0.24	0.23
Net realized and unrealized gain (loss)	1.12	(0.39)	(1.26)	0.60	0.48
Total from investment operations	1.51	(0.01)	(0.99)	0.84	0.71

Less distributions:
Net investment income	(0.37)	(0.29)	(0.26)	(0.28)	(0.25)
From net realized gains	—	—	(0.24)	(0.46)	—
Return of capital	—	(0.08)	—	—	—
Total distributions	(0.37)	(0.37)	(0.50)	(0.74)	(0.25)

Net asset value, end of year	$9.36	$8.22	$8.60	$10.09	$9.99

Total Return(b)	18.64%	(0.27)%	(10.17)%	8.63%	7.56%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$214,185	$142,420	$113,625	$79,460	$74,287
Ratio of expenses to average net assets:
Before fees waived	1.02%	1.05%	1.14%	1.28%	1.48%
After fees waived	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets:
Before fees waived	4.22%	4.17%	2.63%	2.06%	1.75%
After fees waived	4.35%	4.32%	2.87%	2.44%	2.33%
Portfolio turnover rate	115%	152%	163%	77%	145%

(a)	Based on average shares outstanding for the period.
(b)	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

North Square Funds

NOTES TO FINANCIAL STATEMENTS

October 31, 2024

Note 1 – Organization

The North Square Advisory Research Small Cap Value Fund (“Small Cap Value” or “Small Cap Value Fund”), North Square Altrinsic International Equity Fund (“International Equity” or “International Equity Fund”), North Square McKee Bond Fund (“McKee Bond” or “McKee Bond Fund”), and North Square Strategic Income Fund (“Strategic Income” or “Strategic Income Fund”)(each a “Fund” and collectively the “Funds”) are organized as a series of the Exchange Place Advisors Trust (formerly, North Square Investments Trust), a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective January 11, 2022, the North Square Advisory Research All Cap Value Fund changed its name to the North Square Advisory Research Small Cap Value Fund. The Funds are diversified funds. The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Funds are each a series currently authorized by the Board.

The Small Cap Value Fund’s primary investment objective is to seek long-term capital appreciation. Effective as of the close of business on February 21, 2020, the Small Cap Value Fund acquired the assets and assumed the liabilities of the Advisory Research Small Cap Value Fund, a series of Investment Managers Series Trust, which commenced operations on November 16, 2009.

The International Equity Fund’s primary investment objective is to provide long-term growth of capital. The Fund commenced operations on December 4, 2020.

The McKee Bond Fund’s primary investment objective is to maximize total return and generate consistent outperformance of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, with a high quality and highly liquid, well diversified portfolio through opportunistic, risk-controlled management. The Fund’s Class I shares commenced operations on December 28, 2020, and Class Y shares commenced operations on May 19, 2021. Effective on December 1, 2021, the outstanding Class Y shares of the McKee Bond Fund were renamed as Class I shares, and the previously outstanding Class I shares of the Fund were renamed as Class R6 shares. The ticker symbols of the renamed classes did not change.

The Strategic Income Fund’s primary investment objectives are to seek high current income and to seek long-term capital appreciation. Effective as of the close of business on February 21, 2020, the Strategic Income Fund (the “Successor Fund”) acquired the assets and assumed the liabilities of the Advisory Research Strategic Income Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, which commenced operations on December 31, 2012.

The Strategic Income Fund currently offers Class A Shares and Class I Shares. Class A Shares have a maximum sales charge on purchases of 3.75%, as a percentage of the original purchase price, on investments less than $1,000,000. No sales charge applies on investments of $1,000,000 or more, but a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares that were purchased within one year of the redemption date.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the Nasdaq Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Exchange-traded options on securities and indices purchased or sold

North Square Funds

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2024

by the Funds generally will be valued at the mean of the last bid and ask prices. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by North Square Investments, LLC (the “Adviser” or “NSI”), as Valuation Designee, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees (the “Board”). The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed.

Fair value pricing may be applied to foreign securities held by the Funds upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when each Fund’s net asset value (“NAV”) is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV. Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

The pricing service will use a statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board receives a report on all securities that were fair valued by the Adviser during the quarter.

(b) Purchased/Written Option Contracts

Certain of the Funds may write or purchase option contracts to adjust risk and return of its overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by such Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to or subtracted from the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or loss on investment transactions. Investing in purchased and written options contracts exposes the Funds to equity price risk. For the fiscal year ended October 31, 2024, only the Strategic Income Fund engaged in option contracts. Additional information regarding such activity may be found in Note 10.

(c) Futures Contracts

Certain of the Funds may invest in futures contracts to hedge or manage risks associated with the Fund’s securities investments or to obtain market exposure in an effort to generate returns. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, such Fund would continue to be subject to market risk with respect to the value of the contracts. For the fiscal year ended October 31, 2024, only the Strategic Income Fund engaged in futures contracts. Additional information regarding such activity may be found in Note 10.

(d) Credit Default Swaps

Certain of the Funds may enter into credit default swap transactions for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by a Fund. A Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, a Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value of the credit default swap will be used to segregate liquid investments for selling protection on credit default swaps. If a Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap

North Square Funds

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2024

in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value in upfront payments. When the Fund buys credit default swaps it will segregate an amount at least equal to the amount of any accrued premium payment obligations including amounts for early terminations. The use of swap transactions by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap transaction. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Certain of the Funds may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund’s return. Additional information regarding such activity may be found in Note 10. For the fiscal year ended October 31, 2024, only the Strategic Income Fund entered into credit default swap contracts.

(e) Deposits with Broker

When trading derivative instruments, such as forward contracts, futures contracts or swap contracts, a Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose a Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of a Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk.

Upon entering into a futures contract (with the exception of futures contracts traded on the London Metal Exchange (“LME”)), and to maintain a Fund’s open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded. At October 31, 2024, the Strategic Income Fund had $962,370 cash at broker for futures contracts.

Upon entering into a swap contract a Fund would be required to maintain required collateral with its custodian or swap broker in a segregated account in the name of the swap broker consisting of U.S. Government securities or cash or cash equivalents. At October 31, 2024, the Strategic Income Fund had $3,587,251 cash at broker for swap contracts.

(f) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Realized gains and losses on paydowns of asset-backed securities are reflected in interest income on the Statements of Operations. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made. Expenses such as distribution and service fees pursuant to Rule 12b-1, transfer agent fees and expenses with respect to the Funds, that are specific to individual share classes, are accrued directly to the respective share class.

North Square Funds

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2024

(g) Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the previous three tax year ends and the interim tax period since then, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds may utilize deemed dividends on redemptions accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

(h) Distributions to Shareholders

The McKee Bond Fund and Strategic Income Fund will make distributions of net investment income monthly. The Advisory Research Small Cap Value Fund and Altrinsic International Equity Fund will make distributions of net investment income, if any, at least annually. Each Fund makes distributions of its net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(i) Line of Credit

During fiscal year ended October 31, 2024 the Trust, on behalf of the Funds, entered into a short-term credit agreement (“Line of Credit”) with U.S. Bank, N.A., expiring on June 11, 2025. The Line of Credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Under the terms of the agreement, The Trust may borrow up to the lesser of $50,000,000 or 15% of each Fund’s daily market value (10% for Small Cap Value Fund).

As of October 31, 2024, the Funds had no outstanding borrowings under this Line of Credit.

Fund	Average Daily Loan Balance(a)	Weighted Average Interest Rate(a)	Number of Days Outstanding(b)	Interest Expense Accrued	Maximum Loan Outstanding
International Equity Fund	$1,301,500	8.50%	2	$615	$1,328,000
McKee Bond Fund	2,003,250	8.50%	4	1,892	2,151,000
Strategic Income Fund	1,509,000	8.00%	1	484	1,509,000

(a)	Averages based on the number of days outstanding.
(b)	Number of Days Outstanding represents the total days during the twelve months ended October 31, 2024, that a Fund utilized the Line of Credit.

North Square Funds

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2024

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Adviser based on each Fund’s average daily net assets. Fees paid to the Adviser for the fiscal year ended October 31, 2024 are reported on the Statements of Operations. The annual rates are listed by Fund in the below table:

Investment Advisory Fees
Small Cap Value Fund	0.70%
International Equity Fund	0.80%
McKee Bond Fund	0.24%
Strategic Income Fund	0.70%

The Adviser engages Advisory Research, Inc. to manage the Small Cap Value Fund, Altrinsic Global Advisors, LLC to manage the International Equity Fund, CSM Advisors, LLC to manage the McKee Bond Fund, and Red Cedar Investment Management, LLC to manage the Strategic Income Fund (each a “Sub-Adviser” and collectively the “Sub-Advisers”). The Adviser pays the Sub-Advisers from its advisory fees.

The Adviser has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) are limited. The agreements are effective until the dates listed below and may be terminated before those dates only by the Board. The table below contains the agreement expiration and expense cap by Fund and by Class:

	Agreement	Total Limit on Annual Operating Expenses*
	Expires	Class A	Class I	Class R6
Small Cap Value Fund	February 28, 2025	—	0.94%	—
International Equity Fund	February 28, 2025	—	0.97%	—
McKee Bond Fund	February 28, 2025	—	0.47%	0.28%
Strategic Income Fund	February 28, 2025	1.15%	0.90%	—

*	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

The Adviser is permitted to seek reimbursement from the Funds, subject to certain limitations, of fees waived or payments made to the Funds for a period ending thirty-six months after the date of the waiver or payment. This reimbursement may be requested from the Funds if the reimbursement will not cause the Funds’ annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Adviser may recapture all or a portion of this amount no later than the dates stated below:

	Small Cap Value	International Equity	McKee Bond	Strategic Income
October 31, 2025	$58,446	$185,085	$380,908	$235,391
October 31, 2026	60,005	185,890	292,672	232,602
October 31, 2027	46,346	189,973	337,296	212,414

Ultimus Fund Solutions, LLC (the “Administrator”) serves as the Funds’ fund accountant, transfer agent and administrator. The Funds’ allocated fees incurred for fund accounting, transfer agency and fund administration for the fiscal year ended October 31, 2024 are reported on the Statements of Operations.

North Square Funds

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2024

Foreside Fund Services, LLC a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Adviser pays the Distributor a fee for its distribution related services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. Prior to May 8, 2023, ACA Group provided Chief Compliance Officer services to the Trust. The Funds’ allocated fees incurred for compliance services for the year ended October 31 2024, are reported on the Statements of Operations.

Each Independent Trustee receives from the Trust an annual retainer of $50,000, plus an annual fee per Fund of $1,666.67, plus reimbursement of related expenses. The Chairperson of the Board receives an additional annual retainer of $6,250, and each of the Chairs of the Audit Committee and the Governance Committee receives an additional annual retainer of $2,500 and $1,250, respectively. In addition, effective November 3, 2023, each Independent Trustee receives from the Trust a fee of $2,000 for a meeting of the Board other than a regularly scheduled meeting.

Certain officers and a Trustee of the Trust are also employees of the Administrator or NLCS and such persons are not paid by the Funds for serving in such capacities.

Note 4 – Federal Income Taxes

At October 31, 2024, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Small Cap Value Fund	International Equity Fund	McKee Bond Fund	Strategic Income Fund
Tax cost of investments	$21,471,450	$115,582,405	$160,151,501	$206,850,917
Gross unrealized appreciation	4,990,585	14,955,960	814,967	10,452,354
Gross unrealized depreciation	(953,904)	(6,953,985)	(4,959,660)	(2,577,758)
Net unrealized appreciation (depreciation) on investments	$4,036,681	$8,001,975	$(4,144,693)	$7,874,596

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions, wash sales and PFIC mark to market adjustments.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2024, the Funds made the following reclassifications.

	Paid-In Capital	Accumulated Earnings (Deficit)
Small Cap Value Fund	$—	$—
International Equity Fund	132,198	(132,198)
McKee Bond Fund	—	—
Strategic Income Fund	10,790	(10,790)

As of October 31, 2024, the components of accumulated earnings (deficit) on a tax basis for the Funds were as follows:

	Small Cap Value Fund	International Equity Fund	McKee Bond Fund	Strategic Income Fund
Undistributed ordinary income	$10,213	$2,146,180	$68,288	$286,090
Undistributed Long Term Capital Gains	268,077	4,019,324	—	—
Accumulated Capital and Other Losses	—	—	(11,859,890)	(4,858,711)
Other Temporary Difference	—	—	—	659,694
Unrealized appreciation on investments	4,036,681	7,994,802	(4,144,693)	7,874,596
Total accumulated earnings	$4,314,971	$14,160,306	$(15,936,295)	$3,961,669

North Square Funds

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2024

The tax character of distributions paid for the fiscal years ended October 31, 2024 and October 31, 2023, were as follows:

	Small Cap Value Fund		International Equity Fund
	2024	2023	2024	2023
Distributions paid from:
Ordinary income	$176,974	$22,216	$1,865,124	$1,012,568
Long-term capital gains	—	1,276,492	—	—
Total distributions paid	$176,974	$1,298,708	$1,865,124	$1,012,568

	McKee Bond Fund		Strategic Income Fund
	2024	2023	2024	2023
Distributions paid from:
Ordinary income	$5,044,378	$3,558,154	$7,016,656	$5,226,310
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	1,447,887
Total distributions paid	$5,044,378	$3,558,154	$7,016,656	$6,674,197

As of October 31, 2024, the following Funds have nonexpiring capital loss carryforwards:

	Short-Term	Long-Term
Small Cap Value Fund	$—	$—
International Equity Fund	—	—
McKee Bond Fund	5,066,648	6,793,243
Strategic Income Fund	4,185,185	673,526

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. During the fiscal year ended October 31, 2024, the Funds utilized capital loss carryforwards as follows:

	Short-Term	Long-Term
Small Cap Value Fund	$789,170	$799,196
International Equity Fund	501,955	117,313
McKee Bond Fund	1,124,309	—
Strategic Income Fund	4,323,901	3,529,041

Note 5 – Investment Transactions

For the fiscal year ended October 31, 2024, purchases and sales of investments were as follows:

	Purchases	Sales
Small Cap Value Fund	$13,474,315	$11,927,375
International Equity Fund	29,146,326	28,873,516
McKee Bond Fund	124,798,046	103,596,123
Strategic Income Fund	197,654,510	153,448,046

For the fiscal year ended October 31, 2024, the McKee Bond Fund had purchases and sales of long-term U.S. government obligations of $117,491,717 and $99,946,409, respectively, and the Strategic Income Fund had purchases and sales of long-term U.S. government obligations of $41,107,039 and $31,409,830, respectively. Long-term purchases and sales of U.S. Government Obligations are excluded from purchases and sales of investments.

For the fiscal year ended October 31, 2024, the McKee Bond Fund had purchases for in-kind transactions in the amount of $7,821,631.

North Square Funds

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2024

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Service Plan (the “Shareholder Service Plan”) with respect to each of the Fund’s Class A shares, Class I, and Class R6 shares, as applicable. Under the Shareholder Service Plan, the Funds may pay a fee at an annual rate of up to 0.15% of its average daily net assets attributable to Class A shares, Class I shares, and Class R6 shares, as applicable, to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Funds on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services.

For the fiscal year ended October 31, 2024, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 7 – Distribution Plan

The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its Class A shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares.

For the fiscal year ended October 31, 2024, distribution fees incurred with respect to Class A shares are disclosed on the Statements of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Options contracts are valued at the mean of the National Best Bid and Offer (NBBO) prices as determined by the Options Pricing Reporting Authority (ORPA) (which is the best bid and offer price across all of the option exchanges). If no bid price is readily available, the option shall be valued at the mean of the last quoted ask price and $0.00. If (i) no bid price is readily available, and (ii) no ask price is readily available, the option will be valued at the last valid NBBO mean price and are generally categorized as Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

Swaps contracts are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and are generally categorized as Level 2.

North Square Funds

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2024

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2024, in valuing the Funds’ assets carried at fair value:

Small Cap Value Fund	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$25,378,770	$—	$—	$25,378,770
Short-Term Investments	129,361	—	—	129,361
Total	$25,508,131	$—	$—	$25,508,131

International Equity Fund	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$37,448,726	$79,805,496	$—	$117,254,222
Preferred Stocks(a)	1,373,734	—	—	1,373,734
Short-Term Investments	4,956,424	—	—	4,956,424
Total	$43,778,884	$79,805,496	$—	$123,584,380

McKee Bond Fund	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$5,664,448	$—	$5,664,448
Corporate Bonds(a)	—	43,272,767	—	43,272,767
Mortgage-Backed Securities	—	77,648,254	—	77,648,254
Non-U.S. Government & Agencies	—	2,839,815	—	2,839,815
U.S. Government & Agencies	—	23,217,313	—	23,217,313
Short-Term Investments	3,364,211	—	—	3,364,211
Total	$3,364,211	$152,642,597	$—	$156,006,808

Strategic Income Fund	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$25,404,055	$—	$—	$25,404,055
Asset Backed Securities	—	21,389,888	—	21,389,888
Corporate Bonds(a)	—	74,025,822	—	74,025,822
Mortgage-Backed Securities	—	75,002,306	—	75,002,306
U.S. Government & Agencies	—	10,139,358	—	10,139,358
Purchased Options	620,000	—	—	620,000
Short-Term Investments	7,944,084	—	—	7,944,084
Total	$33,968,139	$180,557,374	$—	$214,525,513

North Square Funds

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2024

Strategic Income Fund	Valuation Inputs
Futures Contracts(b)	Level 1	Level 2	Level 3	Total
Assets	$2,587,962	$—	$—	$2,587,962
Liabilities	(2,293,935)	—	—	(2,293,935)
	$294,027	$—	$—	$294,027
Swap Contracts(c)
Assets	$—	$65,046	$—	$65,046
	$—	$65,046	$—	$65,046

(a)	Refer to Schedule of Investments for sector and industry classifications.
(b)	The amount shown represents the net unrealized appreciation/depreciation of the futures contracts.
(c)	The amount shown represents the net unrealized appreciation/depreciation of the swap contracts.

Note 10 – Derivative and Other Financial Instruments

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Strategic Income Fund’s Statement of Assets and Liabilities as of October 31, 2024:

	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offeset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts not offset in the Statement of
				Assets and Liabilities
Description				Financial Instruments	Cash Collateral Received (Pledged)**	Net Amount
Variation Margin on Futures Contracts*	$793,881	$(123,922)	$669,959	$—	$—	$—
Unrealized appreciation	65,046	—	65,046	—	—	—
Total	$858,927	$(123,922)	$735,005	$—	$—	$—

*	Reflects the current day variation margin as reported on the Fund’s statement of assets and liabilities.
**	Any over-collateralization is not shown. Collateral amounts can be found on the Statements of Assets and Liabilities as Cash held at broker for futures contract and Cash held at broker for swap contracts.

The following table presents the fair value of derivative instruments for the as of October 31, 2024 as presented on the Strategic Income Fund’s Statement of Assets and Liabilities:

Location of Derivatives on Statements of Assets and Liabilities
Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Equity Price Risk:
Purchased Options	Investments, at value		$620,000
Futures	Receivable for net variation margin on futures contracts		669,959
Swap Contracts	Unrealized appreciation from swap contracts		65,046

North Square Funds

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2024

The following table presents the results of the derivative trading and information related to volume for the fiscal year ended October 31, 2024. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Strategic Income Fund’s Statement of Operations.

Derivatives	Location of Gain (Loss) on Derivatives on Statements of Operations	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Price Risk:
Purchased Options	Net realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options	$10,202,663	$(905,000)
Written Options	Net realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options	(577,686)	—
Futures Contracts	Net realized gain (loss) and change in unrealized appreciation (depreciation) on futures	(8,159,613)	669,249
Swaps Contracts	Net realized gain (loss) and change in unrealized appreciation (depreciation) on swap contracts	(368,334)	65,046

The average monthly notional/market value amount is shown as an indicator of volume. The average monthly notional/market value amounts held in the Strategic Income Fund during the year ended October 31, 2024 were:

Derivatives	Average Ending Monthly Market Value
Purchased Options	$1,222,917
Written Options(a)	(320,032)
Long Futures	110,667,879
Short Futures	(68,308,242)
Swap Contracts(b)	(1,721,482)

(a)	Average based on the 5 months during the year that had activity.
(b)	Average based on the 6 months during the year that had activity.

Note 11 – Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in a Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. Further information about investment risks is available in the Fund’s prospectus and Statement of Additional Information.

North Square Advisory Research Small Cap Value Fund

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Sector Focus Risk. The Fund may from time to time invest a larger portion of its assets in one or more asset classes, market segments or sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, companies in the consumer discretionary sector may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

North Square Funds

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2024

Small-Cap Company Risk. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions. Many small-capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

North Square Altrinsic International Equity Fund

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Sector Focus Risk. The Fund may from time to time invest a larger portion of its assets in one or more asset classes, market segments or sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, industries in the financials segment, such as banks, insurance companies, and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

North Square McKee Bond Fund

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer.

Interest Rate Risk. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more volatile than shorter-term securities. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times. Risks associated with rising interest rates are heightened given that interest rates in the U.S. have risen from historically low levels in recent years. Interest rates may continue to increase in the future with unpredictable effects on the financial markets and the Fund’s investments.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make

North Square Funds

NOTES TO FINANCIAL STATEMENTS – Continued

October 31, 2024

payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

North Square Strategic Income Fund

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Interest Rate Risk. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more volatile than shorter-term securities. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times. Risks associated with rising interest rates are heightened given that interest rates in the U.S. have risen from historically low levels in recent years. Interest rates may continue to increase in the future with unpredictable effects on the financial markets and the Fund’s investments.

Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitle the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred securities is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred securities, and changes in interest rates, typically declining in value if interest rates rise.

Sector Focus Risk. The Fund may from time to time invest a larger portion of its assets in one or more asset classes, market segments or sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, industries in the financials segment, such as banks, insurance companies, and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed (including residential and commercial mortgage-backed) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Note 12 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosures except as noted below.

Effective January 1, 2025, the Adviser will reduce the contractual investment advisory fee of the Strategic Income Fund from an annual rate of 0.70% to 0.56% of the Strategic Income Fund’s average daily net assets and to waive the investment advisory fee and/or reimburse operating expenses of the Strategic Income Fund to ensure that the total annual fund operating expenses do not exceed 0.93% and 0.68% for the Class A shares and Class I shares, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Exchange Place Advisors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, futures contracts (as applicable), and credit default swap agreements (as applicable) of North Square Advisory Research Small Cap Value Fund, North Square Altrinsic International Equity Fund, North Square McKee Bond Fund, and North Square Strategic Income Fund (the “Funds”), each a series of Exchange Place Advisors Trust, as of October 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2024, the results of their operations for the year then ended, the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years or periods ended October 31, 2022, and prior, were audited by other auditors whose report dated December 30, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 30, 2024

North Square Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2024 was as follows:

Small Cap Value Fund	100%	International Equity Fund	0%
McKee Bond Fund	0%	Strategic Income Fund	5.30%

Qualified Dividend Income

For the fiscal year ended October 31, 2024, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	100%	International Equity Fund	100%
McKee Bond Fund	0%	Strategic Income Fund	3.27%

Long-Term Capital Gain Designation

For the fiscal year ended October 31, 2024, the Funds designate a portion of distributions as 20.00% rate gain distributions for the purposed of the dividends paid deduction. The dollar amount by fund was as follows:

Small Cap Value Fund	$0	International Equity Fund	$132,198
McKee Bond Fund	$0	Strategic Income Fund	$0

Foreign Tax Credit Pass Through

The International Equity Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Fund’s foreign source income per share was $0.3302 and the foreign tax expense per share was $0.0249.

North Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Board Consideration of the Continuation of the Investment Advisory Agreement and Sub-Advisory Agreements and Related Agreements (North Square Advisory Research Small Cap Value Fund, Altrinsic International Equity Fund, and North Square McKee Bond Fund)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the fund’s investment advisory and sub-advisory agreements. At a meeting held on June 25-26, 2024 (the “Meeting”), the Board of Trustees (the “Board”) of Exchange Place Advisors Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) between North Square Investments, LLC (the “Adviser” or “NSI”) and the Trust, on behalf of the North Square Spectrum Alpha Fund, the North Square Preferred and Income Securities Fund, the North Square Multi Strategy Fund, the North Square Dynamic Small Cap Fund, the North Square Altrinsic International Equity Fund, and the North Square McKee Bond Fund (each, a “Fund” and collectively, the “Funds”); (ii) the investment sub-advisory agreement between the Adviser and Algert Global, LLC (“Algert”) with respect to the North Square Dynamic Small Cap Fund; (iii) the investment sub-advisory agreement between the Adviser and Altrinsic Global Advisors, LLC (“Altrinsic”) with respect to the North Square Altrinsic International Equity Fund; and (iv) the investment sub-advisory agreement between the Adviser and CSM Advisors, LLC (“CSM” and with both Algert and Altrinsic, the “Sub-Advisers”) with respect to the North Square McKee Bond Fund. The investment sub-advisory agreements with the Sub-Advisers are collectively referred to as the “Sub-Advisory Agreements,” and the Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Agreements.”

In connection with its consideration of the Agreements proposed for continuation, the Board requested and reviewed responses from the Adviser and the Sub-Advisers to the Section 15(c) requests posed to the Adviser and Sub-Advisers on behalf of the Independent Trustees by Fund Counsel and supporting materials relating to those questions and responses, as well as other information and data provided. In this connection, the Board reviewed and discussed various information that had been provided prior to the Meeting, including the Advisory Agreement, the Sub-Advisory Agreements, a memorandum provided by independent counsel summarizing the requirements and guidelines relevant to the Board’s consideration of the approvals of such Agreements, the Adviser and each Sub-Adviser’s Form ADV Part 1A, brochures and brochure supplements, profitability information, comparative information about the Funds’ performance for periods ended March 31 2024, advisory fees and expense ratios, and other pertinent information. In addition, the Board considered such additional information as it deemed reasonably necessary, including information and data provided by the Adviser and Sub-Advisers during the course of the year, to evaluate the Agreements, as applicable, with respect to each Fund, including information provided in connection with the consideration of advisory agreements for other Funds in the Trust. The Board reviewed and discussed the Adviser and Sub-Advisers’ Section 15(c) responses and discussed various questions and information with representatives of the Adviser and Sub-Advisers at the Meeting. The Board also considered the materials and presentations by Trust officers and representatives of the Adviser and Sub-Advisers provided at the Meeting concerning the Agreements. Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of, and request additional materials from, the Adviser and Sub-Advisers. The Independent Trustees were also advised by Independent Trustee counsel and met in executive sessions at which no representatives of management were present to consider the renewal of the Agreements with respect to each of the Funds. The Board also noted that the evaluation process with respect to the Adviser and the Sub-Advisers is an ongoing one. The Board, as noted above, also took into account information reviewed periodically throughout the year and in prior years that was relevant to its consideration of the Agreements, including performance, advisory fee and other expense information and discussions with the Funds’ portfolio managers, as well as such additional information it deemed relevant and appropriate in its judgement. The Board noted that the information received and considered by the Board in connection with the Meeting and throughout the year was both written and oral. The Board also noted that the evaluation process was performed on a Fund-by-Fund basis. Based on its evaluation of this information, the Board, including the Independent Trustees, unanimously approved the continuation of the Agreements with respect to each of the Funds for an additional one-year period.

In determining whether to approve the continuation of the Agreements, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements with respect to each Fund was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. As noted, the Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by independent counsel. A more detailed summary of important, but not necessarily all, factors the Board considered with respect to its renewal of the Agreements with respect to each Fund is provided below.

North Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

The Board also considered other factors, including conditions and trends prevailing generally in the economy, the securities markets, and the industry. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of services being provided to the Funds by the Adviser and Sub-Advisers. The Board considered, among other things, the terms of the Agreements and the range of services being provided by the Adviser and Sub-Advisers. The Board noted the non-investment advisory services being provided by the Adviser, including the supervision and coordination of the Funds’ service providers and the provision of related administrative and other services. The Board also considered the Adviser’s and each Sub-Adviser’s reputation, organizational structure, resources and overall financial strength, including economic and other support provided by affiliates of the Adviser or Sub-Advisers, if any, its willingness and commitment to consider and implement organizational and operational changes designed to enhance services to the Funds.

In addition, the Board considered the Adviser’s and Sub-Advisers’ professional personnel who provide or will provide services to the Funds, including the Adviser’s and each Sub-Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. In addition, the Board considered the compliance programs and compliance records and regulatory history of the Adviser and Sub-Advisers. The Board noted the Adviser’s and Sub-Advisers’ support of the Funds’ compliance control structure, including the resources that are devoted by the Adviser and Sub-Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of the Adviser and Sub-Advisers to address cybersecurity risks and invest in business continuity planning. The Board also noted that on a regular basis it received and reviewed information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of the Adviser and Sub-Advisers and procedures reasonably designed to ensure compliance with the federal securities laws. The Board also considered the Adviser and Sub-Advisers’ policies and procedures, including the Trust’s CCO’s review and evaluation of these policies and procedures, and that the CCO found them to be satisfactory. The Board also noted that it met separately, in executive session, with the CCO on a regular basis.

With respect to the Adviser, the Board considered the Funds’ ongoing and proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Adviser has under this structure, including, but not limited to, monitoring and evaluating the performance of the Sub-Advisers, monitoring the Sub-Advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds, and supervising the Sub-Advisers with respect to the services that the Sub-Advisers currently provide under the Sub-Advisory Agreements. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and significant risks assumed by the Adviser and not delegated to or assumed by the Sub-Advisers in connection with the services provided to the Funds. These responsibilities and risks include entrepreneurial risk and ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board also noted increased regulatory risk. The Board also considered the process used by the Adviser, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Advisory Agreement. In addition, the Board considered its familiarity with the Adviser’s personnel obtained from the Board’s oversight of the Funds and of other funds in the Trust advised by the Adviser, as well as the affiliation between the Adviser and CSM and any potential conflicts of interest.

With respect to the Sub-Advisers, which provide day-to-day portfolio management services for the Funds, subject to oversight by the Adviser, the Board considered, among other things, the quality of each Sub-Adviser’s investment personnel, its investment philosophies and processes, its investment research capabilities and resources, its financial condition, its performance record, its experience, its trade execution capabilities and its approach to managing risk. The Board also considered the experience of each Fund’s portfolio managers the number of accounts managed by the portfolio managers, and each Sub-Adviser’s approach for compensating the portfolio managers. Moreover, the Board considered that the Adviser has the oversight responsibility for conflicts of interest relating to the Funds. In considering the nature, extent, and quality of the services provided by each of the Sub-Advisers, the Board also took into account its knowledge of each Sub-Advisers management and the quality of the performance of its duties as a sub-adviser, acquired through discussions and reports during the preceding year and in past years. The Board concluded that the renewal of the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders and, based on the information provided to it, does not involve a conflict of interest from which the Adviser, a Sub-Adviser, or any officer or Trustee of the Funds or any officer or board member of the Adviser derives an inappropriate advantage.

North Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services being provided or to be provided by the Adviser and the Sub-Advisers, taken as a whole, remain appropriate and consistent with the terms of the Advisory Agreement and the Sub-Advisory Agreements, as applicable. In addition, the Board concluded that each Fund was likely to continue to benefit from services being provided, or to be provided, under each of the Agreements.

Fund Performance

The Board reviewed the performance of each Fund for the different time periods presented in the Board meeting materials and throughout the year. The Board considered various data and materials provided by the Advisers concerning Fund performance, including a comparison of the investment performance of each Fund to its respective benchmark (or index), as well as comparative fee information provided by the Broadridge Financial Solutions, Inc., based on data produced by Morningstar Inc., an independent provider of investment company data (the “Broadridge Report”), comparing the investment performance of each Fund to a universe of peer funds.

The Board received information at the Meeting, and throughout the year, concerning, and discussing factors contributing to, the performance of the Funds relative to their respective benchmarks and universes for the relevant periods. The Board evaluated the explanations for any relative underperformance of a Fund during these periods, as well as to investment decisions and global economic and other factors that affected the Fund’s investment performance and whether each Fund had performed as expected over time, as well as any plans to address underperformance, if applicable. The Board also noted the Adviser’s discussion of any differences in the investment strategies of the Funds relative to their respective peer universe. The Board generally considered longer-term performance to be more important than short-term performance and also took into account factors including general market conditions; the “style” in which the Funds are managed, as applicable, and whether that style is in or out of favor in the market; issuer-specific information; and fund cash flows. In this regard, the Board also noted how selecting different time periods for performance calculations can produce significantly different results in terms of a Fund’s returns and peer ranking on a relative basis. The Board further acknowledged that longer-term performance could be impacted by even one period of significant outperformance or underperformance. The Board also considered that variations in performance among a Fund’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

Based on these considerations, the Board concluded that the Adviser and the Sub-Advisers continue to have the capability of providing satisfactory investment performance for the Funds, as applicable.

Advisory Fees and Expenses

The Board reviewed and considered the advisory fee rate of each Fund that is being paid to the Adviser under the Advisory Agreement and each Fund’s total net expense ratio. The Board also reviewed and considered the sub-advisory fee rates being paid by the Adviser to each Sub-Adviser for sub-advisory services.

The Board reviewed information in the Broadridge Report comparing each Fund’s advisory fee rate and total expense ratio relative to a group of its peer funds. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise and non-determinative, the comparative information provided in the Broadridge Report was helpful to the Board in evaluating the reasonableness of each Fund’s advisory fees and total expense ratio.

The Board also took into account management’s discussion of each Fund’s expenses and also noted certain cost savings initiatives implemented by the Adviser across all of the Funds. The Board also noted that the Adviser had entered into fee waiver and expense reimbursement arrangements with respect to each of the Funds. The Board took into account the factors that the Adviser reported that contributed to any expenses that were relatively higher than the peer group comparative data.

The Board also received and considered information about the portion of the advisory fee that is being retained by the Adviser after payment of the fee to each Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities that are retained and risks that are assumed by Adviser and not delegated to or assumed by the Sub-Advisers, and about the Adviser’s on-going oversight services. The Board also considered that the sub-advisory fees being paid to each Sub-Adviser had been negotiated by the Adviser on an arm’s length basis and were paid by the Adviser and not the respective Fund. The Board considered the Adviser’s explanation that the sub-advisory fees are priced at a competitive level. In the case of the North Square McKee Bond Fund, the Board considered and evaluated the fact that CSM was affiliated with the Adviser.

North Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

The Board also received and considered information about the nature and extent of services offered and fee rates charged by the Adviser and the Sub-Advisers to other types of clients with investment strategies similar to those of the Funds, if any. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered mutual funds compared with those associated with managing assets of other types of clients, including non-mutual fund clients, such as institutional separate accounts.

As applicable, the Board also noted the Adviser’s representation that the services provided to each Fund are not duplicative of the advisory services provided to the underlying funds in which the Funds may invest and that the Adviser voluntarily waives each Fund’s management fee with respect to the amount of its net assets invested in an underlying affiliated fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the compensation payable to the Adviser under the Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements with respect to each of the Funds were reasonable.

Profitability

The Board received and considered information concerning the Adviser’s costs of sponsoring the Funds and the profitability to the Adviser and its respective affiliates from providing services to the Funds. The Board noted that the levels of profitability may be affected by numerous factors. The Board also received information relating to the operations and profitability to each Sub-Adviser from providing services to the Funds. The Board considered representations from the Adviser and each Sub-Adviser that the Sub-Adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by the Adviser and not the Funds. Accordingly, the Board concluded that the profitability of each Sub-Adviser was a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.

Based on its review, the Board determined that the profits reported by the Advisers from services being provided to the Funds, if any, were not excessive.

Economies of Scale

The Board considered the potential for the Adviser to experience economies of scale in the provision of advisory services to each Fund as the Funds grew. The Board considered that the Adviser may share potential economies of scale from its advisory business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive advisory fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders. The Board also took into account management’s discussion of the Funds’ fee structures. The Board also considered the effect of each Fund’s growth in size on its performance and fees and that, if the Fund’s assets increase over time, the Fund may realize other economies of scale. The Independent Trustees recognized that, because each Fund’s sub-advisory fees are paid by the Adviser, and not the Fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Advisory Agreement.

The Board concluded that, especially in light of the current stage of development of the Funds, the Adviser’s arrangements with respect to the Funds constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

“Fall-Out” Benefits

The Board received and considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationships with the Funds. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in the Adviser’s business as a result of their relationships with the Funds. In addition, the Board considered the potential benefits, other than sub-advisory fees, that the Sub-Advisers and their affiliates may receive because of their relationships with the Funds, including the benefits of research services that may be available to the Sub-Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, as well as other benefits from increases in assets under management.

Based on its consideration of the factors and information it deemed relevant, including those described above, the Board did not find that any ancillary benefits that may be received by the Adviser and the Sub-Advisers and their respective affiliates to be unreasonable.

Conclusion

At the Meeting, after considering the above-described material factors and based on its robust deliberations and its evaluation of the information described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the approval of the renewal and continuation of the Agreements with respect to each Fund was in the best interest of each respective Fund and its shareholders.

North Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Board Consideration of the Continuation of the Investment Advisory Agreement and Sub-Advisory Agreements and Related Agreements (North Square Advisory Research Small Cap Value Fund, Altrinsic International Equity Fund, North Square McKee Bond Fund and North Square Strategic Income Fund)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the fund’s investment advisory and sub-advisory agreements. At a meeting held on September 24-25, 2024 (the “Meeting”), the Board of Trustees (the “Board”) of Exchange Place Advisors Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) between North Square Investments, LLC (the “Adviser” or “NSI”) and the Trust, on behalf of the North Square Advisory Research Small Cap Value Fund, the North Square Altrinsic International Equity Fund, the North Square Trilogy Alternative Return Fund (to be renamed the North Square Core Plus Bond Fund), the North Square Dynamic Small Cap Fund, the North Square McKee Bond Fund, the North Square Multi Strategy Fund, the North Square Preferred and Income Securities Fund, the North Square Spectrum Alpha Fund, the North Square Strategic Income Fund, the North Square Tactical Defensive Fund, the North Square Tactical Growth Fund, and the North Square Trilogy Alternative Return Fund (each, a “Fund” and collectively, the “Funds”); (ii) the investment sub-advisory agreement with Advisory Research, Inc. (“ARI”) with respect to the North Square Advisory Research Small Cap Value Fund; (iii) the investment sub-advisory agreement with Algert Global, LLC (“Algert”) with respect to the North Square Dynamic Small Cap Fund; (iv) the investment sub-advisory agreement with Altrinsic Global Advisers, LLC (“Altrinsic”) with respect to the North Square Altrinsic International Equity Fund; (v) the investment sub-advisory agreement with CSM Advisors, LLC (“CSM”) with respect to the North Square McKee Bond Fund; (vi) the investment sub-advisory agreement with NSI Retail Advisors, LLC (“NSI Retail”) for the North Square Multi Strategy Fund, North Square Spectrum Alpha Fund, North Square Tactical Defensive Fund, and North Square Tactical Growth Fund; and (vii) the investment sub-advisory agreement with Red Cedar Investment Management, LLC (“Red Cedar”) with respect to the North Square Preferred and Income Securities Fund and North Square Strategic Income Fund (“Red Cedar”) and with ARI, Algert, Altrinsic, CSM, and NSI Retail, the “Sub-Advisers”). The investment sub-advisory agreements with the Sub-Advisers are collectively referred to as the “Sub-Advisory Agreements,” and the Advisory Agreement and the Sub-Advisory Agreements are collectively referred to as the “Agreements.”

In connection with its consideration of the Agreements proposed for continuation, the Board requested and reviewed responses from the Adviser and the Sub-Advisers to the Section 15(c) requests posed to the Adviser and Sub-Advisers on behalf of the Independent Trustees by independent legal counsel and supporting materials relating to those questions and responses, as well as other information and data provided. In this connection, the Board reviewed and discussed various information that had been provided prior to the Meeting, including the Advisory Agreement, the Sub-Advisory Agreements, a memorandum provided by independent counsel summarizing the requirements and guidelines relevant to the Board’s consideration of the approvals of such Agreements, the Adviser and each Sub-Adviser’s Form ADV Part 1A, brochures and brochure supplements, profitability information, comparative information about the Funds’ performance, advisory fees and expense ratios, and other pertinent information. In addition, the Board considered such additional information as it deemed reasonably necessary, including information and data provided by the Adviser and Sub-Advisers during the course of the year, to evaluate the Agreements, as applicable, with respect to each Fund, including information provided in connection with the consideration of advisory and sub-advisory agreements for the Funds at Board meetings held on December 6-7, 2023 and June 25-26, 2024, as applicable. The Board reviewed and discussed the Adviser and Sub-Advisers’ Section 15(c) responses and discussed various questions and information with representatives of the Adviser and Sub-Advisers at the Meeting. The Board also considered the materials and presentations by Trust officers and representatives of the Adviser and Sub-Advisers provided at the Meeting and the prior meetings concerning the Agreements. Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of, and request additional materials from, the Adviser and Sub-Advisers. The Independent Trustees were also advised by independent legal counsel and met in executive sessions at which no representatives of management were present to consider the renewal of the Agreements with respect to each of the Funds. The Board also noted that the evaluation process with respect to the Adviser and the Sub-Advisers is an ongoing one. The Board, as noted above, also took into account information reviewed periodically throughout the year and in prior years that was relevant to its consideration of the Agreements, including performance, advisory fee and other expense information and discussions with the Funds’ portfolio managers, as well as such additional information it deemed relevant and appropriate in its judgement. The Board noted that the information received and considered by the Board in connection with the Meeting and throughout the year was both written and oral. The Board also noted that the evaluation process was performed on a Fund-by-Fund basis. Based on its evaluation of this information, the Board, including the Independent Trustees, unanimously approved the continuation of the Agreements with respect to each of the Funds for an additional one-year period.

North Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

In determining whether to approve the continuation of the Agreements, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements with respect to each Fund was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. As noted, the Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by independent legal counsel. A more detailed summary of important, but not necessarily all, factors the Board considered with respect to its renewal of the Agreements with respect to each Fund is provided below. The Board also considered other factors, including conditions and trends prevailing generally in the economy, the securities markets, and the industry. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of services being provided to the Funds by the Adviser and Sub-Advisers. The Board considered, among other things, the terms of the Agreements and the range of services being provided by the Adviser and Sub-Advisers. The Board noted the non-investment advisory services being provided by the Adviser, including the supervision and coordination of the Funds’ service providers and the provision of related administrative and other services. The Board also considered the Adviser’s and each Sub-Adviser’s reputation, organizational structure, resources and overall financial strength, including economic and other support provided by affiliates of the Adviser or Sub-Advisers, if any, its willingness and commitment to consider and implement organizational and operational changes designed to enhance services to the Funds.

In addition, the Board considered the Adviser’s and Sub-Advisers’ professional personnel who provide or will provide services to the Funds, including the Adviser’s and each Sub-Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. In addition, the Board considered the compliance programs and compliance records and regulatory history of the Adviser and Sub-Advisers. The Board noted the Adviser’s and Sub-Advisers’ support of the Funds’ compliance control structure, including the resources that are devoted by the Adviser and Sub-Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of the Adviser and Sub-Advisers to address cybersecurity risks and invest in business continuity planning. The Board also noted that on a regular basis it received and reviewed information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of the Adviser and Sub-Advisers and procedures reasonably designed to ensure compliance with the federal securities laws. The Board also considered the Adviser and Sub-Advisers’ policies and procedures, including the Trust’s CCO’s review and evaluation of these policies and procedures, and that the CCO found them to be satisfactory. The Board also noted that it met separately, in executive session, with the CCO on a regular basis.

With respect to the Adviser, the Board considered the Funds’ ongoing and proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Adviser has under this structure, including, but not limited to, monitoring and evaluating the performance of the Sub-Advisers, monitoring the Sub-Advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds, and supervising the Sub-Advisers with respect to the services that the Sub-Advisers currently provide under the Sub-Advisory Agreements. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and significant risks assumed by the Adviser and not delegated to or assumed by the Sub-Advisers in connection with the services provided to the Funds. These responsibilities and risks include entrepreneurial risk and ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks. The Board also noted increased regulatory risk. The Board also considered the process used by the Adviser, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub-advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Advisory Agreement. In addition, the Board considered its familiarity with the Adviser’s personnel obtained from the Board’s oversight of the Funds and of other funds in the Trust advised by the Adviser, as well as the affiliation between the Adviser, NSI Retail and CSM and any potential conflicts of interest. The Board also took into account the Adviser’s discussion of the organizational structure of the affiliated Sub-Advisers and the services provided to the relevant Funds.

With respect to the Sub-Advisers, which provide day-to-day portfolio management services for the Funds, subject to oversight by the Adviser, the Board considered, among other things, the quality of each Sub-Adviser’s investment personnel, its investment philosophies and processes, its investment research capabilities and resources, its financial condition, its performance record, its experience, its trade execution capabilities and its approach to managing risk. The Board also considered the experience of each Fund’s portfolio managers the number of accounts managed by the portfolio managers, and each Sub-Adviser’s approach for compensating the portfolio managers. Moreover, the Board considered that the Adviser has the oversight responsibility for conflicts of interest relating to the Funds. In considering

North Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

the nature, extent, and quality of the services provided by each of the Sub-Advisers, the Board also took into account its knowledge of each Sub-Advisers management and the quality of the performance of its duties as a sub-adviser, acquired through discussions and reports during the preceding year and in past years. The Board concluded that the renewal of the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders and, based on the information provided to it, does not involve a conflict of interest from which the Adviser, a Sub-Adviser, or any officer or Trustee of the Funds or any officer or board member of the Adviser derives an inappropriate advantage.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services being provided or to be provided by the Adviser and the Sub-Advisers, taken as a whole, remain appropriate and consistent with the terms of the Advisory Agreement and the Sub-Advisory Agreements, as applicable. In addition, the Board concluded that each Fund was likely to continue to benefit from services being provided, or to be provided, under each of the Agreements.

Fund Performance

The Board reviewed the performance of each Fund for the different time periods presented in the Board meeting materials and throughout the year. The Board considered various data and materials provided by the Advisers concerning Fund performance, including a comparison of the investment performance of each Fund to its respective benchmark (or index), as well as comparative fee information provided by the Broadridge Financial Solutions, Inc., based on data produced by Morningstar Inc., an independent provider of investment company data (the “Broadridge Report”), comparing the investment performance of each Fund to a universe of peer funds.

The Board received information at the Meeting, and throughout the year, concerning, and discussing factors contributing to, the performance of the Funds relative to their respective benchmarks and universes for the relevant periods. The Board evaluated the explanations for any relative underperformance of a Fund during these periods, as well as to investment decisions and global economic and other factors that affected the Fund’s investment performance and whether each Fund had performed as expected over time, as well as any plans to address underperformance, if applicable. The Board also noted the Adviser’s discussion of any differences in the investment strategies of the Funds relative to their respective peer universe. The Board generally considered longer-term performance to be more important than short-term performance and also took into account factors including general market conditions; the “style” in which the Funds are managed, as applicable, and whether that style is in or out of favor in the market; issuer-specific information; and fund cash flows. In this regard, the Board also noted how selecting different time periods for performance calculations can produce significantly different results in terms of a Fund’s returns and peer ranking on a relative basis. The Board further acknowledged that longer-term performance could be impacted by even one period of significant outperformance or underperformance. The Board also considered that variations in performance among a Fund’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

Based on these considerations, the Board concluded that the Adviser and the Sub-Advisers continue to have the capability of providing satisfactory investment performance for the Funds, as applicable.

Advisory Fees and Expenses

The Board reviewed and considered the advisory fee rate of each Fund that is being paid to the Adviser under the Advisory Agreement and each Fund’s total net expense ratio. The Board also reviewed and considered the sub-advisory fee rates being paid by the Adviser to each Sub-Adviser for sub-advisory services.

The Board reviewed information in the Broadridge Report comparing each Fund’s advisory fee rate and total expense ratio relative to a group of its peer funds. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise and non-determinative, the comparative information provided in the Broadridge Report was helpful to the Board in evaluating the reasonableness of each Fund’s advisory fees and total expense ratio.

The Board also took into account management’s discussion of each Fund’s expenses and also noted certain cost savings initiatives implemented by the Adviser across all of the Funds. The Board also noted that the Adviser had entered into fee waiver and expense reimbursement arrangements with respect to each of the Funds. The Board took into account the factors that the Adviser reported that contributed to any expenses that were relatively higher than the peer group comparative data.

The Board also received and considered information about the portion of the advisory fee that is being retained by the Adviser after payment of the fee to each Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities that are retained and risks that are assumed by Adviser and not delegated to or assumed by the Sub-Advisers, and about the Adviser’s on-going oversight services. The Board also considered that the sub-

North Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

advisory fees being paid to each Sub-Adviser had been negotiated by the Adviser on an arm’s length basis and were paid by the Adviser and not the respective Fund. The Board considered the Adviser’s explanation that the sub-advisory fees are priced at a competitive level. In the case of the North Square McKee Bond Fund, the Board considered and evaluated the fact that CSM was affiliated with the Adviser. In the case of the North Square Multi Strategy Fund, the North Square Spectrum Alpha Fund, the North Square Tactical Defensive Fund, and the North Square Tactical Growth Fund, the Board considered and evaluated the fact that NSI Retail was affiliated with the Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by the Adviser and the Sub-Advisers to other types of clients with investment strategies similar to those of the Funds, if any. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered mutual funds compared with those associated with managing assets of other types of clients, including non-mutual fund clients, such as institutional separate accounts.

As applicable, the Board also noted the Adviser’s representation that the services provided to each Fund are not duplicative of the advisory services provided to the underlying funds in which the Funds may invest and that the Adviser voluntarily waives each Fund’s management fee with respect to the amount of its net assets invested in an underlying affiliated fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the compensation payable to the Adviser under the Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements with respect to each of the Funds were reasonable.

Profitability

The Board received and considered information concerning the Adviser’s costs of sponsoring the Funds and the profitability to the Adviser and its respective affiliates from providing services to the Funds. The Board noted that the levels of profitability may be affected by numerous factors. The Board also received information relating to the operations and profitability to each Sub-Adviser from providing services to the Funds. The Board considered representations from the Adviser and each Sub-Adviser that the Sub-Adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by the Adviser and not the Funds. Accordingly, the Board concluded that the profitability of each Sub-Adviser was a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.

Based on its review, the Board determined that the profits reported by the Advisers from services being provided to the Funds, if any, were not excessive.

Economies of Scale

The Board considered the potential for the Adviser to experience economies of scale in the provision of advisory services to each Fund as the Funds grew. The Board considered that the Adviser may share potential economies of scale from its advisory business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive advisory fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders. The Board also took into account management’s discussion of the Funds’ fee structures. The Board also considered the effect of each Fund’s growth in size on its performance and fees and that, if the Fund’s assets increase over time, the Fund may realize other economies of scale. The Independent Trustees recognized that, because each Fund’s sub-advisory fees are paid by the Adviser, and not the Fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Advisory Agreement.

The Board concluded that, especially in light of the current stage of development of the Funds, the Adviser’s arrangements with respect to the Funds constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

“Fall-Out” Benefits

The Board received and considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationships with the Funds. The Board noted that ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in the Adviser’s business as a result of their relationships with the Funds. In addition, the Board considered the potential benefits, other than sub-advisory fees, that the Sub-Advisers and their affiliates may receive because of their relationships with the Funds, including the benefits of research services that may be available to the Sub-Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, as well as other benefits from increases in assets under management.

Based on its consideration of the factors and information it deemed relevant, including those described above, the Board did not find that any ancillary benefits that may be received by the Adviser and the Sub-Advisers and their respective affiliates to be unreasonable.

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SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Conclusion

At the Meeting, after considering the above-described material factors and based on its robust deliberations and its evaluation of the information described above, and assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the approval of the renewal and continuation of the Agreements with respect to each Fund was in the best interest of each respective Fund and its shareholders.

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North Square Funds

Adviser

North Square Investments, LLC

10 South LaSalle Street, Suite 1925

Chicago, Illinois 60603

Investment Sub-Adviser	Investment Sub-Adviser
Advisory Research, Inc.	Red Cedar Investment Management, LLC
Two Prudential Plaza	333 Bridge Street NW, Suite 601
180 North Stetson Avenue, Suite 5500	Grand Rapids, Michigan 49504
Chicago, Illinois 60601

Investment Sub-Adviser	Investment Sub-Adviser
Altrinsic Global Advisors, LLC	CSM Advisors, LLC
8 Sound Shore Drive, 3rd Floor	One Gateway Center, 8th Floor
Greenwich, Connecticut 06830	Pittsburgh, Pennsylvania 15222

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

Fund Administrator, Transfer Agent and Fund Accountant

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 300

Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group)

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

On March 22, 2024, the Audit Committee of the Board of Trustees approved the engagement of Cohen and Company, Ltd. (“Cohen”) to serve as the independent registered public accounting firm for Fort Pitt Capital Total Return Fund for the fiscal year ending October 31, 2024, in replacement of Tait Weller & Baker LLP (“Tait”) which served previously as the independent registered public accounting firm for Fort Pitt Capital Total Return Fund. Having been notified of the Audit Committee’s intention to make this change, Tait resigned as the independent registered public accounting firm of Fort Pitt Capital Total Return Fund.

The report of Tait on the financial statements of Fort Pitt Capital Total Return Fund as of and for the fiscal year ended October 31, 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During such fiscal year, and during the subsequent interim period ended April 30, 2024: (i) there were no disagreements between the Trust and Tait on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tait, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of Fort Pitt Capital Total Return Fund for such year; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the fiscal year ended October 31, 2023, and during the subsequent interim period ended April 30, 2024, neither the Trust, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The registrant requested that Tait furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Tait agrees with the above statements. A copy of the letter from Tait to the Securities and Exchange Commission is filed as an exhibit hereto.

EXHIBIT TO EX-99.IND PUB ACCT OF FORM N-CSR

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3)	Not applicable

(a)(4)	Change in the registrant’s independent public accountant: Attached hereto

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Exchange Place Advisors Trust

By (Signature and Title)	/s/ Ian Martin
Ian Martin, President and Principal Executive Officer

Date	1/10/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ian Martin
Ian Martin, President and Principal Executive Officer

Date	1/10/2025

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Principal Financial Officer

Date	1/10/2025